PURCHASE AND SALE AGREEMENT
FOR RESIDENTIAL PROPERTY AT AINA LE‘A
This Purchase and Sale Agreement for Residential Property at Aina Le‘a (“Agreement”) is made effective as of October 16, 2015 (“Effective Date”) by Aina Le‘a, Inc., a Delaware corporation (“Buyer”), and Bridge Aina Le‘a, LLC, a Hawaii limited liability company (“Seller”).
Seller owns the real property on the Island of Hawaii, State of Hawaii, designated as Tax Map Key No. (3) 6-8-001-038, Lot No. B-1-A, consisting of approximately 628.316 acres, and Tax Map Key No. (3) 6-8-001-039, Lot No. D-1-A consisting of approximately 383.033 acres (collectively, “Residential Property”).
Buyer desires to acquire, and Seller desires to sell, the Residential Property according to the terms of this Agreement.
Therefore, Buyer and Seller (collectively, “Parties”) agree as follows:
1.    Acquisition. On November 16, 2015 (“Closing Date”), subject to the terms and conditions of this Agreement, Seller will convey, and Buyer will acquire, the Residential Property and all of Seller’s right, title, and interest to the Residential Property for a purchase price of $24,000,000.00 USD (“Purchase Price”), plus committed infrastructure costs.
2.    Negotiation-Costs Reimbursement and Deposit. The Parties acknowledge and agree that Buyer paid $20,000.00 USD (“Negotiation-Costs Reimbursement”) directly to Seller before the execution of this Agreement. Within one Business Day after the Parties’ mutual execution of this Agreement, Buyer will also pay directly to Seller in cash $220,000.00 USD (“Deposit”). The Negotiation-Costs Reimbursement and Deposit will be applied to the Purchase Price.
3.    Payment of Purchase Price; Mortgage; Lender’s Policy. At Closing, Buyer will pay $10,000,000.00 USD (“Closing Payment”), including the Deposit, of the Purchase Price to Seller in immediately-available funds. Buyer will pay the remaining $14,000,000.00 USD balance of the Purchase Price after Closing according to the terms of the Promissory Note attached to this Agreement as Exhibit A (“Note”), the effective date of which will be the date Closing occurs. Repayment of the Note will be secured by a Purchase-Money Mortgage, Security Agreement, and Financing Statement encumbering the Residential Property in favor of Seller substantially in the form of Exhibit B attached to this Agreement (“Mortgage”). At Closing, Buyer will (at Buyer’s cost) cause Old Republic Title & Escrow of Hawaii, Ltd., 33 Lono Avenue, Suite 195, Kahului, HI 96732 (“Escrow”) to issue an ALTA lender’s title-insurance policy for the Mortgage to Seller, in the amount of the unpaid Purchase Price, subject only to the Approved Title Exceptions (defined below) (“Lender Policy”). The Lender Policy may contain an exception to coverage for not having obtained a recent ALTA survey on the Residential Property. The rights and obligations of this Section will survive Closing. “Closing” means the consummation of the transactions contemplated in this Agreement.

397880

4.    No Due-Diligence Inspection.
4.1    Buyer acknowledges and agrees that, before the Effective Date, Seller gave Buyer every opportunity to inspect, examine, research, and investigate all aspects of the Residential Property and all relevant documents relating to the Residential Property, and to have one or more professionals of Buyer’s choice inspect, examine, research, and investigate the Residential Property and all documents relating to the Residential Property. Buyer acknowledges and agrees that Seller fully cooperated in all Buyer’s due diligence efforts and that Buyer performed all due diligence Buyer wished to conduct, such as obtaining appraisals and Residential Property surveys, investigations concerning the availability of development approvals required from any governmental agencies for Buyer’s proposed operation, use, or development of the Residential Property, any environmental review under applicable law, the imposition of any fees, charges, or exceptions by any governmental agencies and such economic feasibility and marketing studies Buyer deemed appropriate. Buyer had every opportunity to freely consult with any governmental agency concerning the condition of the Residential Property, its entitlements, or regulatory terms and conditions of the approval.
4.2    Because Buyer has had every opportunity and was given complete, full, and extended access to conduct due diligence on the Residential Property, Buyer is not being provided with a further inspection or due-diligence period under this Agreement. Buyer does not have a right to cancel this Agreement before the expiration of any supposed inspection or due-diligence period because no such inspection or due-diligence period is provided under this Agreement. No patent or latent condition affecting the Residential Property in any way will affect Buyer’s obligations under this Agreement, nor will any such condition give rise to any right of damage or rescission or any other legal, equitable, or statutory remedy against Seller.
4.3    Buyer acknowledges and agrees that Buyer has reviewed and approved the list of exceptions and encumbrances to title to the Residential Property set forth in the Preliminary Report, Order Number 6829000904-DD, for the Residential Property issued by Escrow and dated January 29, 2015 at 8:00 a.m. (“Preliminary Report”). In this Agreement, “Approved Title Exceptions” means:
4.3.1    the exceptions and encumbrances listed in the Preliminary Report, but not the Monetary Title Exceptions (defined below); and
4.3.2    the encumbrances and exceptions this Agreement contemplates being created at Closing.
5.    As-Is Sale.
5.1    EXCEPT FOR THE REPRESENTATIONS OF SELLER EXPRESSLY SET FORTH IN THIS AGREEMENT, BUYER WARRANTS, ACKNOWLEDGES, AND AGREES WITH SELLER THAT BUYER IS PURCHASING THE RESIDENTIAL PROPERTY IN ITS “AS-IS, WHERE IS” CONDITION “WITH ALL FAULTS” AND DEFECTS AS OF THE CLOSING DATE AND SPECIFICALLY AND EXPRESSLY WITHOUT ANY WARRANTIES, REPRESENTATIONS, OR GUARANTEES, EITHER EXPRESS OR

397880

IMPLIED, AS TO ITS CONDITION, FITNESS FOR ANY PARTICULAR PURPOSE, MERCHANTABILITY, OR ANY OTHER WARRANTY OF ANY KIND, NATURE, OR TYPE WHATSOEVER FROM OR ON BEHALF OF SELLER.  EXCEPT FOR THE REPRESENTATIONS OF SELLER EXPRESSLY SET FORTH IN THIS AGREEMENT, SELLER SPECIFICALLY DISCLAIMS ANY WARRANTY, GUARANTY, OR REPRESENTATION, ORAL OR WRITTEN, PAST OR PRESENT, EXPRESS OR IMPLIED, CONCERNING: (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE RESIDENTIAL PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, STRUCTURAL INTEGRITY, SOIL, AND GEOLOGY; (B) THE INCOME TO BE DERIVED FROM THE RESIDENTIAL PROPERTY; (C) THE SUITABILITY OF THE RESIDENTIAL PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER MAY CONDUCT ON THE RESIDENTIAL PROPERTY, INCLUDING THE POSSIBILITIES FOR FUTURE DEVELOPMENT OF THE RESIDENTIAL PROPERTY; (D) THE COMPLIANCE OF OR BY THE RESIDENTIAL PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES, OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY; (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF THE RESIDENTIAL PROPERTY; (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE RESIDENTIAL PROPERTY; (G) THE MANNER, QUALITY, STATE OF REPAIR, OR LACK OF REPAIR OF THE RESIDENTIAL PROPERTY; (H) THE PRESENCE OR ABSENCE OF HAZARDOUS MATERIALS AT, ON, UNDER, OR ADJACENT TO THE RESIDENTIAL PROPERTY OR ANY OTHER ENVIRONMENTAL MATTER OR CONDITION OF THE RESIDENTIAL PROPERTY; AND (I) ANY OTHER MATTER WITH RESPECT TO THE RESIDENTIAL PROPERTY. BUYER ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF SELLER EXPRESSLY SET FORTH IN THIS AGREEMENT, ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER WITH RESPECT TO THE RESIDENTIAL PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION.  SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY ORAL OR WRITTEN STATEMENTS, REPRESENTATIONS, OR INFORMATION PERTAINING TO THE RESIDENTIAL PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL-ESTATE BROKER OR AFFILIATE OR OTHER PERSON EXCEPT FOR THE EXPRESS REPRESENTATIONS SET FORTH IN THIS AGREEMENT.  BUYER FURTHER ACKNOWLEDGES AND AGREES THAT BUYER IS A SOPHISTICATED AND EXPERIENCED PURCHASER OF PROPERTIES SUCH AS THE RESIDENTIAL PROPERTY AND HAS BEEN DULY REPRESENTED BY COUNSEL IN CONNECTION WITH THE NEGOTIATION OF THIS AGREEMENT.  EXCEPT AS MAY OTHERWISE SPECIFICALLY CONTEMPLATED IN THIS AGREEMENT, SELLER HAS MADE NO AGREEMENT TO ALTER, REPAIR, OR IMPROVE ANY OF THE RESIDENTIAL PROPERTY. SELLER EXPRESSLY DISCLAIMS ANY AND ALL ALLEGED REPRESENTATIONS, WARRANTIES, AND GUARANTIES REGARDING THE RESIDENTIAL PROPERTY, ITS CONDITION, AND ITS INTENDED USE BY BUYER OR

397880

ANY OTHER PARTY. “Affiliates” means a party’s directors, officers, shareholders, managers, members, partners, incorporators, organizers, agents, employees, attorneys, consultants, advisors, lenders, representatives, affiliates, any other person or entity acting by or through a party, and any other person or entity which meets the definition of “affiliated company” or “affiliated person” under The Investment Company Act of 1940.
5.2    Buyer expressly acknowledges that there have been and are disputes, litigation, and appeals with governmental agencies and others regarding land-use, environmental condition, and other issues pertaining to the Residential Property, including but not limited to In Re Bridge Aina Le‘a, LLC, et al., Land Use Commission Docket No. A87-617; Bridge Aina Le‘a v. State of Hawaii Land Use Commission, et al., United States District Court Civil No. 11-00414 (SOM/BMK), Appeal Nos. 12-15971 and 12-16076 in the United States Court of Appeals for the Ninth Circuit; and DW Aina Lea Development, LLC, et al. v. State of Hawaii Land Use Commission et al., Circuit Court of the Third Circuit, State of Hawaii, Civil No. 11-1-0112K, SCAP No. 13-0000091 in the Hawaii Supreme Court, Mauna Lani Resort Association v. County of Hawaii et al., Civil No. 11-01-005K, and the Hawaii Supreme Court opinion issued November 25, 2014 in SCAP-13-0000091. Buyer has conducted Buyer’s own investigation regarding, and fully reviewed and considered all information pertaining to, such disputes, litigation, and appeals, and has decided (after full consideration of all such information) to nevertheless enter into this Agreement and purchase the Residential Property.
5.3    The agreements, rights, obligations, representations, and warranties of this As-Is Sale Section will survive Closing and will remain effective and enforceable after the Closing Date.
6.    Seller’s Covenants, Representations, and Warranties. Seller makes the following covenants, warranties, and representations to Buyer as of the Effective Date and the Closing Date, each of which will survive one year after Closing or termination of this Agreement:
6.1    Seller holds fee-simple title to the Residential Property and has the right to convey to Buyer fee-simple title in the Residential Property;
6.2    Seller is a limited liability company duly organized and validly existing under the laws of the State of Hawaii, and Seller has obtained all requisite company approvals to execute and deliver this Agreement and to perform its obligations hereunder.
6.3    The execution, delivery, and performance of this Agreement by Seller: (a) does not conflict with or result in a violation of Seller’s organizational documents or any judgment, order, or decree of any court or arbiter in any proceeding to which Seller is a party, and (b) does not conflict with or constitute a material breach or default under any contract, agreement, or other instrument by which Seller is bound.
6.4    Seller will not itself intentionally cause any damage to or destruction of the Residential Property before the Closing Date.

397880

6.5    Except as otherwise disclosed to or known by Buyer, Seller has no Actual Knowledge of any governmental agency with authority over the Residential Property and Ouli Wells threatening any action in writing against Seller, the Residential Property, or the Ouli Wells in the 12 months preceding the Effective Date. “Actual Knowledge” means the actual (not constructive or imputed) knowledge of John Baldwin (Seller’s principal).
6.6    If Closing occurs, Seller will cause the Monetary Title Exceptions to be removed as encumbrances on the Residential Property before conveying the Residential Property to Buyer. Seller’s failing to remove such Monetary Title Exceptions as required by this Section will be a default of this Agreement. “Monetary Title Exceptions” means the exceptions numbered 14 (First Hawaiian Bank mortgage), 15 (First Hawaiian Bank financing statement), 16 (Carombola Management, LLC mortgage), and 17 (Carombola Management, LLC financing statement) in the Preliminary Title Report.
7.    Buyer’s Covenants, Representations, and Warranties. Buyer makes the following covenants, warranties, and representations to Seller as of the Effective Date and the Closing Date, each of which will survive Closing or termination of this Agreement:
7.1    Buyer is a corporation duly organized and validly existing under the laws of the State of Delaware, and Buyer has obtained all requisite company approvals to execute and deliver this Agreement and to perform its obligations hereunder.
7.2    The execution, delivery, and performance of this Agreement by Buyer: (a) does not conflict with or result in a violation of Buyer’s organizational documents or any judgment, order, or decree of any court or arbiter in any proceeding to which Buyer is a party, and (b) does not conflict with or constitute a material breach or default under any contract, agreement, or other instrument by which Buyer is bound.
7.3    Buyer has or will have arranged for financing to deliver, at least three Business Days before the Closing Date, the Closing Payment and all other sums due and owing by Buyer under this Agreement (if any) at Closing in good and immediately available funds.
7.4    Emerald Hawaii Services, Inc., a Hawaii corporation (“EHS”), is the successor Trustee to HRD Services, Ltd., a Marshall Islands corporation, under that certain unrecorded Aina Le‘a Land Trust Agreement for Aina Le‘a Land Trust No. 1, as amended and completely restated by unrecorded instrument dated July 7, 2011, as the same shall hereafter be further amended and/or restated from time to time.
8.    JDA Termination Acknowledgment. The Parties acknowledge that they previously executed a Joint Development Agreement dated December 11, 2009 relating to the Residential Property and other properties owned by Buyer and Seller separately, and recorded a Short Form of Joint Development Agreement in the Bureau of Conveyances of the State of Hawaii as Document No. 2009-188880. At Closing, the Parties will enter into, and Escrow will record, a Termination of Joint Development Agreement substantially in the form of Exhibit C attached to this Agreement (“JDA Termination Acknowledgment”).

397880

9.    Mutual Release of Previous PSA.
9.1    The Parties acknowledge that Seller and Relco Corp., a Nevada corporation (“Relco”) entered into a Purchase and Sale Agreement effective October 1, 2008 for the Residential Property and other property owned by Seller, which was amended and restated by an Amended and Restated Purchase and Sale Agreement dated February 9, 2009 between Seller, Relco, and DW, which was further amended by a First Modification and Partial Assignment of Amended and Restated Purchase and Sale Agreement dated December 11, 2009 between Seller, Relco, DW, and Buyer, which was supplemented by a Supplemental Agreement Regarding First Modification and Partial Assignment of Amended and Restated Purchase and Sale Agreement dated December 11, 2009 between Seller, Relco, DW, and Buyer (collectively, “Previous PSA”). Buyer represents to Seller that: (a) at the time of entering into the foregoing agreements, Buyer was a Nevada limited liability company named “Aina Le`a, LLC”; (b) Buyer subsequently converted to into a Delaware corporation named “Aina Le‘a, Inc.”; and (c) Buyer is the same entity that entered into the foregoing agreements and that all Buyer’s rights and obligations existing before the conversion continued with Buyer after the conversion.
9.2    The Parties acknowledge and agree that they have taken different positions regarding whether the Previous PSA has been terminated. Regardless of, and without prejudice to, the Parties’ respective positions on termination of the Previous PSA, the Parties agree that the Previous PSA is superseded by this Agreement. The foregoing acknowledgement and agreement regarding superseding of the Previous PSA will survive Closing. If this Agreement is terminated or Closing otherwise does not occur, this Section 9.2 will not affect, and will not be deemed to be an admission contrary to, either Party’s position regarding whether the Previous PSA has been terminated.
9.3    Notwithstanding anything in this Agreement to the contrary, Seller’s obligations under this Agreement are contingent on Seller’s, Relco’s, DW’s, and Buyer’s (collectively, “Previous-PSA Parties”) entering into a Mutual Release Agreement substantially in the form of Exhibit D attached to this Agreement (“Mutual Release”), in which, subject to Closing, the Previous-PSA Parties will acknowledge the Previous PSA is superseded by this Agreement and pursuant to which each Previous-PSA Party will mutually release all claims under the Previous PSA against the other Previous-PSA Parties. Buyer acknowledges and agrees that the Mutual Release is a material inducement to Seller’s entering into this Agreement, and that Seller would not be willing to enter into this Agreement without the Mutual Release. As an affiliate of Relco and DW, Buyer will cause Relco and DW to enter into the Mutual Release, and Buyer’s failing to do so will be a breach of this Agreement.
10.    Assignment of Participation Interest in Carombola Note and Mortgage.
10.1    At Closing, Buyer will cause its affiliate, DW Aina Le‘a Development, LLC, a Nevada limited liability company (“DW”), to assign to Seller, for $1.00 in total consideration, all DW’s interest in the Carombola Documents (defined below) with an Assignment of Participation in Note and Mortgage substantially in the form of Exhibit E (“DW/Seller Carombola Assignment”). Following the recordation of the DW/Seller Carombola Assignment, DW will have no interest in and no right to receive any payments or monies from

397880

the Carombola Note or Carombola Mortgage. Buyer acknowledges and agrees that Seller’s receiving the DW/Seller Carombola Assignment is a material inducement to Seller’s entering into this Agreement, and that Seller would not be willing to enter into this Agreement or proceed with Closing without receiving the DW/Seller Carombola Assignment.
10.2    To the fullest extent permitted by law, Buyer will indemnify, defend, and hold harmless Seller and its Affiliates from and against any and all allegations, demands, causes of action, claims, losses, liabilities, expenses (including reasonable attorneys’ fees and costs) arising out of, caused by, connected to, or related to DW’s or any other party’s claiming to have an interest in rights created by the DW Participation Agreement or DW Assignment of Participation. The rights and obligations of this Section will survive Closing.
10.3    “Carombola Documents” means:
(a)    the Promissory Note (“Carombola Note”) dated February 9, 2009 given by Seller in favor of Carombola Management, LLC, a CNMI limited liability company (“Carombola”) in the original principal amount of $18,010,000.00;
(b)    the Mortgage, Security Agreement and Financing Statement (“Carombola Mortgage”) dated February 9, 2009 given by Seller in favor of Carombola, recorded in the Bureau of Conveyances of the State of Hawaii (“Bureau”) as Doc No 2009-022388, covering Seller’s interest in the real property designated as Tax Map Key No. (3) 6-8-001-039;
(c)    the Participation Agreement dated February 9, 2009 between Seller, Carombola, and DW pertaining to (among other things) the Carombola Note and Carombola Mortgage (“DW Participation Agreement”); and
(d)    the Assignment of Participation in Mortgage, Security Agreement and Financing Statement dated February 9, 2009, recorded in the Bureau as Doc No 2009-022390, between Carombola, Seller, and DW’s interest (“DW Assignment of Participation”).
11.    Grants of Easements.
11.1    At Closing, the Parties will enter into, Buyer will cause EHS to enter into, and Escrow will record, four Designations and Grants of Easements (“Grants of Easements”). The form of one of the Grants of Easements (Designation and Grant of Easements A-1-A, A-1-E, A-3, A-4, A-6-3, D-2, D-3, D-4, D-5, D-6, L-1, and L-2 (Access, Utility, Drainage, and Landscape Purposes) and Extinguishment of Easement A) is attached as Exhibit F to this Agreement.
11.2    The three remaining Grants of Easements will be as follows:
11.2.1    Designation and Grant of Easements A-6-1, A-7, E-1, W-1, and W-2 (Access, Utility, Electrical, Water Tank, and Water Well Purposes) over the real property on

397880

the Island of Hawaii designated as Lot F-1, TMK (3) 6-8-001-037 between Seller (as Burdened Owner) and Seller, Buyer, and EHS (as Benefited Owners);
11.2.2    Designation and Grant of Easements A-6-4 and A-6-5 (Access and Utility Purposes) over the real property on the Island of Hawaii designated as Lot D-1-A, TMK (3) 6-8-001-039 between Buyer (as Burdened Owner) and Buyer, EHS, and Seller (as Benefited Owners); and
11.2.3    Designation and Grant of Easements A-1-B and D-1 (Access, Utility, and Drainage Purposes) over the real property on the Island of Hawaii designated as Lot B-1-A, TMK (3) 6-8-001-038 between Buyer (as Burdened Owner) and Buyer, EHS, and Seller (as Benefited Owner).
11.3    These three remaining Grants of Easements will be generally based on the form attached as Exhibit F to this Agreement, but will not require Seller to participate in any repair, maintenance, insurance, or monetary obligations of the other Benefited Owners, nor will they require Seller to be jointly and severally liable for the obligations of any other parties under the Grants of Easements.
11.4    The Parties acknowledge that Buyer has not provided Seller with a map or legal description of Easement A-1-E. Buyer has represented to Seller that Easement A-1-E is intended to encumber only a small triangle-portion of land and is required by the County of Hawaii for access purposes. Notwithstanding anything in this Agreement to the contrary, Seller will have no obligation to proceed with Closing unless and until Buyer provides Seller with a copy of a map and legal description of Easement A-1-E and a reasonable opportunity to verify Buyer’s representations regarding the same. Seller, in Seller’s sole and absolute discretion, may extend Closing up to 10 Business Days to verify the same, and may terminate this Agreement (with returning Negotiation-Costs Reimbursement or Deposit to Buyer): (a) at any time (except after Closing) if Buyer fails to provide a map and legal description of Easement A-1-E by the date that is 20 calendar days after the Effective Date; or (b) if, after Buyer provides a copy of the map and legal description, Seller determines in its reasonable discretion that Easement A-1-E is not as represented by Buyer.
11.5    The Parties’ rights and obligations under the Grants of Easements will survive Closing.
12.    Easements/Utilities Agreement. At Closing, the Parties will enter into, and Escrow will record, an Agreement Regarding Easements and Utilities substantially in the form of Exhibit G attached to this Agreement (“Easements/Utilities Agreement”) regarding the Parties’ post-Closing easement- and utilities-related obligations. The Parties’ rights and obligations under the Easements/Utilities Agreement will survive Closing.
13.    Ouli Wells Lease. At Closing, the Parties will enter into, and Escrow will record, an Ouli Wells Lease substantially in the form of Exhibit H attached to this Agreement (“Ouli Wells Lease”).

397880

14.    Option Agreement. At Closing, the Parties will enter into, and Escrow will record, an Option Agreement substantially in the form of Exhibit I attached to this Agreement (“Option Agreement”) which gives Buyer the option (“Option”) to purchase the Commercial Property (as that term is defined in the Option Agreement) from Seller within three years after Closing. If Buyer gives notice that Buyer exercises the Option within the first six months after Closing, the purchase price for the Commercial Property will be $22,000,000.00 USD net to Seller. If Buyer gives notice that Buyer exercises the Option after the first six months but before the expiration of the Option Agreement, the purchase price for the Commercial Property will be $23,000,000.00 USD net to Seller.
15.    Dismissal of Lawsuit and Withdrawal of NOPA. At Closing, Escrow will file: (a) a Stipulation for Dismissal with Prejudice of the Complaint titled DW Aina Lea Development, LLC, et al. v. Bridge Aina Lea, LLC, Civil No. 15-1-0154, signed by Buyer’s counsel and in a form approved by Seller before Closing (“Stipulation for Dismissal”); and (2) record in the Bureau a Withdrawal of the Notice of Pendency of Action, filed with the Bureau as Document No. A-56180866, signed by Buyer’s counsel and in a form approved by Seller before Closing (“Withdrawal of NOPA”).
16.    Road/Intersection Escrow Agreement. At Closing, the Parties will enter into, and Buyer will cause Escrow to enter, a Road/Intersection Escrow Agreement substantially in the form of Exhibit J attached to this Agreement (“Road/Intersection Escrow Agreement”).
17.    No Affordable Housing Credits. The conveyance of the Residential Property and consummation of the transactions contemplated by this Agreement will not include an assignment to Buyer of any affordable-housing credits, whether obtained by Seller in the litigation titled Bridge Aina Lea LLC vs. NHICORAM Inc., et al., Civ. No. 05-1-0003, Circuit Court of the Third Circuit, State of Hawai‘i, or otherwise.
18.    Prorations and Expenses. Real-property taxes and all other fees and assessments which are customarily prorated in transactions of the type contemplated in this Agreement will be prorated as of 11:59 p.m. on the day before the Closing Date using the actual number of days of the year and month which have elapsed. If the amount of any such item is not available on the Closing Date, it will be estimated for Closing and then adjusted and completed after Closing as and when complete information becomes available. The Parties will cooperate and use their best efforts to complete such prorations or adjustments that are not available on the Closing Date no later than five Business Days after the Closing Date. Items of income and expense for the period before the Closing Date will be for the account of Seller and those items for the period on and after the Closing Date will be for the account of Buyer, all as determined by the accrual method of accounting. Bills received after Closing (to the extent they relate to expenses incurred for services performed before the Closing Date) will be timely paid by Seller, and those which relate to services performed after the Closing Date will be paid by Buyer. The rights and obligations of this Section will survive Closing.
19.    Allocation of Purchase Price. Solely for purposes of conveyance taxes, the Purchase Price between the parcels comprising the Residential Property according to their relative tax-assessed values. Notwithstanding this allocation, Buyer acknowledges and agrees

397880

that Buyer is obligated to purchase all the Residential Property, and that this allocation does not give Buyer the right to purchase less than all of the Residential Property at any time.
20.    Conditions Precedent. Neither Party will be obligated to proceed with Closing unless the other Party has performed all its Closing Obligations.
21.    Closing Obligations. At least three Business Days before the Closing Date, each Party will deliver to Escrow, the items designated to it below, fully executed and in recordable form as applicable (collectively, “Closing Obligations”):
21.1    Buyer.
21.1.1    The Closing Payment (less the Deposit) in cash.
21.1.2    The $2,000,000.00 USD payment to be held in escrow as security for the Road/Intersection improvements as contemplated by the Easements/Utilities Agreement and the Road/Intersection Escrow Agreement.
21.1.3    A Limited Warranty Deed substantially in the form of Exhibit K attached to this Agreement to convey the Residential Property to Buyer, which will include as exceptions to the fee-simple title of the Residential Property conveyed to Buyer the Approved Title Exceptions and any other exceptions agreed on between the Parties (“Deed”).
21.1.4    A conveyance-tax certificate for the Residential Property, filled out in accordance with allocation of the Purchase Price set forth this Agreement (“Conveyance-Tax Certificate”).
21.1.5    The Note.
21.1.6    The Mortgage.
21.1.7    The JDA Termination Acknowledgment.
21.1.8    The Easements/Utilities Agreement.
21.1.9    The DW/Seller Carombola Assignment.
21.1.10    The Ouli Wells Lease.
21.1.11    The Mutual Release.
21.1.12    The Stipulation for Dismissal.
21.1.13    The Withdrawal of NOPA.
21.1.14    The Road/Intersection Escrow Agreement.
21.1.15    The Lender Policy.

397880

21.1.16    All Closing, recording, title-insurance, and related expenses in cash, including but not limited to: (a) the cost of recording the documents contemplated by this Agreement, (b) the conveyance-tax attributable to the conveyance of the Residential Property, (c) the cost of any title-insurance policy Buyer may wish to obtain, (d) the cost of the Lender Policy, (e) any other cost for assessment or transfer of any of the Residential Property to Buyer, and (f) the fees charged by Escrow.
21.2    Seller.
21.2.1    The Deed with only the exceptions to title referenced in the definition of “Deed” above.
21.2.2    The Conveyance-Tax Certificate.
21.2.3    The JDA Termination Acknowledgment.
21.2.4    The Easements/Utilities Agreement.
21.2.5    The DW/Seller Carombola Assignment.
21.2.6    The Ouli Wells Lease.
21.2.7    The Mutual Release.
21.2.8    The Road/Intersection Escrow Agreement.
21.2.9    A conveyance tax certificate for the Residential Property, filled out in accordance with the allocation of the Purchase Price set forth this Agreement.
22.    Closing Order. Before Closing, the Parties will instruct Escrow to compile and provide fully-executed, file-stamped and recorded copies of the Closing Obligations to each Party, to fill in all blanks for dates and document numbers in the Closing Obligations, and to record the recordable Closing Obligations in the following order:
22.1    JDA Termination Acknowledgment;
22.2    Mutual Release;
22.3    DW/Seller Carombola Assignment;
22.4    Deed;
22.5    Mortgage;
22.6    Grants of Easements;
22.7    Easements/Utilities Agreement;

397880

22.8    Ouli Wells Lease; and
22.9    Option Agreement.
23.    Termination and Default.
23.1    Buyer’s Default.
23.1.1    If Buyer fails to purchase the Residential Property from Seller by the Closing Date according to the terms of this Agreement as a result of Buyer’s default, and Seller is not then in default of this Agreement, then Seller may, without limiting any other rights available to Seller (whether in contract, at law, or in equity), take any one or more of the following actions: (a) terminate this Agreement by giving notice as required by this Agreement and retain the Negotiation-Costs Reimbursement and Deposit as liquidated damages; or (b) require specific performance from Buyer, in addition to (and not in limitation of) any other damages and remedies which may be available at law or in equity.
23.1.2    The Parties acknowledge and agree that: (a) the Negotiation-Costs Reimbursement and Deposit are intended to partially reimburse Seller for Seller’s attorneys’ fees and other costs of negotiating this transaction if Closing does not occur, and (b) if Seller elects to terminate this Agreement and retain the Negotiation-Costs Reimbursement and Deposit, the Negotiation-Costs Reimbursement and Deposit will be liquidated damages as Seller’s full remedy in full settlement of any claim for damages at law, in equity, or otherwise. The Parties acknowledge the difficulty of determining actual damages if Buyer defaults, that it is impossible to more precisely estimate Seller’s damages upon such a default, that such liquidated damages are not intended as a penalty but as full liquidated damages, and that such amount constitutes a good-faith estimate of Seller’s potential damages arising from a material default.
23.2    Seller’s Default. Subject to all of the conditions set forth in this Agreement, if Seller fails to convey the Residential Property to Buyer by the Closing Date according to the terms of this Agreement as a result of Seller’s default, and Buyer is not then in default under the Agreement, then Buyer will be entitled to specific performance as Buyer’s sole and exclusive remedy.
24.    Cross Default.
24.1    The Note, Mortgage, JDA Termination Acknowledgment, Easements/Utilities Agreement, Grants of Easements, and DW/Seller Carombola Assignment (collectively, “Ancillary Agreements”) are incorporated into and made a part of this Agreement.
24.2    Any Material Default (defined below) will be a breach of this Agreement and all the Ancillary Agreements, for which Bridge will have and may pursue all remedies available under this Agreement, the Ancillary Agreements, at law, or in equity (including but not limited to foreclosing on the Mortgage). The provisions of this Cross Default Section will survive Closing.

397880

24.3    “Material Default” means: (a) a breach, default, or violation by Buyer of Section 7 Buyer’s Covenants, Representations, and Warranties, Section 20 Conditions Precedent, Section 21 Closing Obligations, or Section 22 Closing Order, or (b) the occurrence of any Material Default (as that term is defined in any Ancillary Agreement) under any Ancillary Agreement.
25.    Risk of Loss. Buyer bears all risk of loss for any damage to the Residential Property before the Closing Date. Buyer will not have the right to terminate this Agreement or not proceed with Closing because of any damage or destruction to the Residential Property.
26.    Condemnation. If more than 10% of the square footage of the Residential Property is condemned or under condemnation pursuant to a notice of taking by appropriate authority before the Closing Date, Seller will promptly notify Buyer and Escrow and will not settle or consent to any condemnation without Buyer’s prior written consent. Within 10 days following receipt of such notice, Buyer will notify Seller and Escrow in writing of Buyer’s election to either (a) terminate this Agreement, in which case all rights, obligations, and liabilities of the Parties under this Agreement will terminate (except for those set forth in this Agreement which expressly survive the termination of this Agreement), or (b) purchase the Residential Property subject to the condemnation, taking an assignment from Seller of all of Seller’s rights in and to any condemnation awards and continue this Agreement in full force and effect.
27.    Construction Plans. The Parties acknowledge and agree that Section 1(d) Notice to and Approval by Bridge of the Easements/Utilities Agreement provides that all designs and plans for the Improvements (as that term is defined in the Easements/Utilities Agreement) are subject to Bridge’s prior written approval. The Parties acknowledge and agree that Buyer provided Seller with certain designs and plans via dropbox, a link to which was sent to Buyer by email on September 30, 2015, which designs and plans are listed on Exhibit L to this Agreement (“Current Designs/Plans”) (which constitute only a portion of the designs and plans Aina Le‘a is required to provide under Section 1(d) Notice to and Approval by Bridge of the Easements/Utilities Agreement). Notwithstanding the deadline otherwise imposed by Section 1(d) Notice to and Approval by Bridge of the Easements/Utilities Agreement, if Closing occurs, Seller will have 60 days from the Effective Date to review the Current Designs/Plans before Seller will be deemed to have approved such designs or plans under Section 1(d) Notice to and Approval by Bridge of the Easements/Utilities Agreement. The 60-day deadline under this Section will not change otherwise the deadline under Section 1(d) Notice to and Approval by Bridge of the Easements/Utilities Agreement with respect to future designs and plans provided by Buyer. The provisions of this Section will survive Closing.
28.    Brokers. Each Party warrants and represents to the other that no broker, finder, or other person is entitled to a commission, finder’s fee, or other compensation in connection with this Agreement. Each Party will indemnify and hold the other harmless from any claims, liabilities, losses, damages, costs, and expenses (including but not limited to reasonable attorney fees) arising from the claims of any broker, finder, or other person for such compensation, arising

397880

by, under, or through such Party. The provisions of this Section will survive Closing or the earlier termination of this Agreement.
29.    Miscellaneous.
29.1    Waiver of Jury Trial. THE PARTIES KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT WHICH ANY PARTY MAY HAVE TO TRIAL BY JURY IN ANY PROCEEDING, LITIGATION, OR COUNTERCLAIM BASED ON, ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ANY PARTY. IF THE SUBJECT MATTER OF ANY LAWSUIT IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY WILL PRESENT AS A NON-COMPULSORY COUNTERCLAIM IN ANY SUCH LAWSUIT ANY CLAIM BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT. FURTHERMORE, NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL CANNOT BE WAIVED.
29.2    Time is of the Essence. Time is of the essence with regard to the provisions of this Agreement.
29.3    Computation of Time. The calculation of any time period provided in this Agreement will not include the day on which the time period begins, but will include the last day of the time period. If the last day of a time period is not a Business Day, then the last day of the period will be extended to the next day which is a Business Day. Unless otherwise provided, the last day of any time period ends at 4:30 p.m. Hawaii Standard Time. “Business Day” means any day other than a Saturday, Sunday, federal holiday, or Hawaii State holiday (as defined in Hawaii Revised Statutes § 8-1).
29.4    Notice. Unless otherwise stated in this Agreement, notices must be in writing and delivered in person or sent by facsimile, email, or certified or registered mail with postage prepaid and return receipt requested, to each of the persons designated below for each Party, to the address(es) listed below (or such other address as a party may designate by giving written notice to the other parties). Notices will be deemed given on the business day following the date of actual receipt.

397880

To Seller:	Bridge Aina Le‘a, LLC Attention: John Baldwin and Hoolae Paoa P.O. Box 10001 PMB 29 Saipan, MP 96950 Fax No.: (808) 926-9767

With a copy to:	Bays Lung Rose & Holma Attention: Bruce D. Voss and Bart W. Howk Topa Financial Center 700 Bishop St., Ste. 900 Honolulu, HI 96813 Fax No.: (808) 533-4184

And by email to:	John Baldwin at jkb@bccnmi.com Richard Pipes at rp@bccnmi.com Bruce D. Voss at bvoss@legalhawaii.com Bart W. Howk at bhowk@legalhawaii.com

To Aina Le‘a:	Aina Le‘a, Inc. 201 Waikoloa Beach Drive #2F17 Waikoloa, HI 96738 Attention: Robert Wessels and Mark Jackson Email: bob@ainalea.com and Markj@ainalea.com

With a copy to:	Richard P. Bernstein Law Offices of Richard P. Bernstein 701 Howe Avenue, Suite G45 Sacramento, CA 95825 Fax No.: (916) 921-7712 Email: rbernstein@rpblegal.com

29.5    Headings. All Section headings in this Agreement are for convenience only. They are not a part of this Agreement and do not define, limit, extend, or describe the scope or intent of any provisions. Except as otherwise provided, references to “Sections” are to Sections of this Agreement.
29.6    Definitions. The bolding, capitalizing of initial letters, and enclosing of a word or phrase in quotation marks in this Agreement means that word or phrase is defined by the surrounding text, as suggested by the context (each a “Defined Term”). Unless otherwise stated or logically required by the context, each use of a Defined Term with capitalized initial letters but without bolding and quotation marks incorporates the corresponding definition. An uncapitalized word or phrase is not a Defined Term and retains its common or legal term-of-art meaning, as applicable, notwithstanding that the word or phrase may contain the same text as a Defined Term.
29.7    Pronouns and Plurals. Whenever the context may require, any pronoun used in this Agreement includes the corresponding masculine, feminine, or neuter forms. The singular form of Defined Terms, nouns, pronouns, and verbs include the plural, and vice versa.

397880

29.8    Further Action. The Parties will execute and deliver all documents, provide all information, and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.
29.9    Binding Effect. This Agreement binds and inures to the benefit of the Parties and their successors, legal representatives, and permitted assignees.
29.10    Integration of Entire Agreement. This Agreement is the final, entire agreement among the Parties pertaining to the subject matter of this Agreement, and supersedes all prior agreements and understandings pertaining to this Agreement. All recitals (i.e., the background information provided after the opening paragraph of this Agreement), Schedules, and Exhibits referenced in this Agreement are a part of this Agreement.
29.11    Waiver. A failure by Seller to require strict performance of any provision of this Agreement, or to exercise any right or remedy arising because of a breach, is not a waiver of such breach or any other covenant, duty, agreement, or condition. Any extension or waiver by Seller of any provision in this Agreement will be valid only if set forth in a writing signed by Seller.
29.12    Amendment. This Agreement may not be amended or modified except by a written instrument executed by all of the Parties who would be affected by the amendment.
29.13    Severability. If any provision of this Agreement is determined to be invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of such provision in every other respect and the remaining provisions of this Agreement will not, at the election of the Party for whose benefit the provision exists, be in any way impaired.
29.14    Applicable Law. The Parties intend for this Agreement to be governed by and interpreted according to the internal laws of the State of Hawaii, without regard to the principles of conflicts of law.
29.15    Disputes. The Parties will bring all actions in law, equity, or otherwise arising under this Agreement, or related to the transactions contemplated in this Agreement, exclusively in the federal or state courts of Hawaii, and in no other jurisdiction or venue. Each Party consents to the jurisdiction of such courts.
29.16    Attorneys’ Fees and Costs. If any Party institutes an arbitration, lawsuit, action, or other proceeding of any nature in connection with any controversy arising out of this Agreement, or to interpret or enforce any rights under this Agreement, the prevailing Party may recover all expenses the prevailing Party incurs in enforcing this Agreement, including but not limited to attorneys’ fees, costs, and expenses of the arbitration, suit, action, or other proceeding. Any judgment or order entered in such action will contain a specific provision providing for the recovery of attorneys’ fees and costs incurred in enforcing such judgment and an award of prejudgment interest from the date of the breach at the maximum rate of interest allowed by law. The prevailing Party will be determined by the court, arbiter, or other decision maker based on

397880

an assessment of which Party’s major arguments made or positions taken in the proceedings could fairly be said to have prevailed over the other Party’s major arguments or positions on major disputed issues.
29.17    Further Representation. Each Party acknowledges and represents that it (a) was represented by its own legal counsel in the negotiation and execution of this Agreement, (b) had the opportunity to seek advice regarding its legal rights from such counsel, and (c) is not relying on any representation or statement made by any other Party or any other Party’s legal counsel in entering into this Agreement.
29.18    Drafting. No provision of this Agreement may be interpreted for or against any Party on the basis that it drafted such provision, and no presumption or burden of proof may arise disfavoring or favoring any Party because of the authorship of any of the provisions of this Agreement.
29.19    Confidentiality. Except as otherwise impliedly authorized, the Parties will keep the contents of this Agreement confidential, except as otherwise required by operation of law. No Party will make a publicity or press release to the general public with respect to this transaction without the prior written consent of the other Party. After Closing, the foregoing prohibition as to publicity will not apply to the simple fact that Closing has occurred, but will continue to apply to all other aspects of this Agreement. The rights and obligations provided by this Section will survive Closing or earlier termination of this Agreement.
29.20    Counterparts. The Parties and their signatories may separately execute this Agreement in counterparts, all of which together will be an agreement binding on all the Parties, notwithstanding that all Parties and signatories did not sign the original or the same counterpart. Signature pages may be delivered personally or by facsimile, email, or certified or registered mail.

397880

Each Party is executing this Agreement to be effective as of the Effective Date.

Aina Le‘a, Inc. By: Printed Name: As:	Bridge Aina Le‘a, LLC By: John Baldwin As: Manager
Exhibit List

Exhibit A:    Form of Note
Exhibit B:    Form of Mortgage
Exhibit C:    Form of JDA Termination Acknowledgment
Exhibit D:    Form of Mutual Release
Exhibit E:    Form of DW/Seller Carombola Assignment
Exhibit F:    Form of Grants of Easements
Exhibit G:    Form of Easements/Utilities Agreement
Exhibit H:    Form of Ouli Wells Lease
Exhibit I:    Form of Option Agreement
Exhibit J:    Form of Road/Intersection Escrow Agreement
Exhibit K:    Form of Deed
Exhibit L:    Current Designs/Plans

Exhibit A
to Purchase and Sale Agreement for Residential Property at Aina Le‘a
Form of Note

(attached)

397880

Exhibit B
to Purchase and Sale Agreement for Residential Property at Aina Le‘a
Form of Mortgage

(attached)

397880

Exhibit C
to Purchase and Sale Agreement for Residential Property at Aina Le‘a
Form of JDA Termination Acknowledgment

(attached)

397880

Exhibit D
to Purchase and Sale Agreement for Residential Property at Aina Le‘a
Form of Mutual Release

(attached)

397880

Exhibit E
to Purchase and Sale Agreement for Residential Property at Aina Le‘a
Form of DW/Seller Carombola Assignment

(attached)

397880

Exhibit F
to Purchase and Sale Agreement for Residential Property at Aina Le‘a
Form of Grants of Easements

(attached)

397880

Exhibit G
to Purchase and Sale Agreement for Residential Property at Aina Le‘a
Form of Easements/Utilities Agreement

(attached)

397880

Exhibit H
to Purchase and Sale Agreement for Residential Property at Aina Le‘a
Form of Ouli Wells Lease

(attached)

397880

Exhibit I
to Purchase and Sale Agreement for Residential Property at Aina Le‘a
Form of Option Agreement

(attached)

397880

Exhibit J
to Purchase and Sale Agreement for Residential Property at Aina Le‘a
Form of Road/Intersection Escrow Agreement

(attached)

397880

Exhibit K
to Purchase and Sale Agreement for Residential Property at Aina Le‘a
Form of Deed

(attached)

397891

Exhibit L
to Purchase and Sale Agreement for Residential Property at Aina Le‘a
Current Designs/Plans

	ITEM	Document Date	Dropbox Modified Date	Title of Document	Parties	Pages	File Size	Comments/Details
1	Aina Lea Parkway Civil Plans
1a	Aina Lea Intersection Plan_With_Comments (Okamoto_5.12.2015_Scanned).pdf	March 2015	9/29/2015	The Villages at Aina Le‘a Phase 1 Intersection Improvements	Wilson Okamoto Corp.	64	34.8 MB	Drawing Numbers C-01 to 57; E-1 to 6
1b	Aina Parkway_DD_DWG (Planset_1.23.2013).pdf	Jan. 2013	9/29/2015	Proposed Access Road Improvements for ‘Aina Le‘a Parkway	Engineering Partners, Inc.	16	18.52 MB	Drawing Numbers T-1.0; C-1.0; C-2.0 to 2.9; C-3.0; C-4.0; C-5.0; and C-5.1; Marked: Design Development Drawings Not for Construction Jan 23, 2013
1c	Aina Parkway_DD_ELEC_DWG (Planset_1.23.2013).pdf	Jan. 2013	9/29/2015	Overall Electrical Site Plan	Engineering Partners, Inc.	15	4.37 MB	Drawing Numbers E-1.0; E-2.0-2.4; E-3.0-3.4; E-4.0; E-5.0; E-6.0; E-6.1; Marked: Design Development Drawings Not for Construction Jan 23, 2013
2	Aina Lea WWTP Plans
2a	Ovivio WWTP Electrical Sheet (12.1.2011_Dahlberg).pdf	12/1/2011	9/29/2015	Motor/PLC Control Panel Electrical Schematic; Motor/PLC Control Panel Component Layout; Load Calculations One Line Diagram Elevation	Not Listed	8	1.31 MB	Sheet Numbers E-1.1 to 1.8; The Villages of ‘Aina Le‘a Improvement Phase 1
2b	Ovivio WWTP Plumbing Sheet (4.4.2011_Dahlberg).pdf	4/4/2011, 7/27/2011	9/29/2015	P&ID 1:Fine Screens; 2:EQ Basin; 3: MBR Basin; 4: MB & EQ Blowers'; 5: SDOX; 6: Chemical Dosing, Codes Legend Symbos Legend	Peter J.K. Dahlberg, P.E., LLC	4	527.59 KB	Sheet Numbers P-1 to 4; The Villages of ‘Aina Le‘a Improvement Phase 1
3	CFD Application
3a	CFD Application Form - Aina Le‘a (Draft).pdf	None	9/29/2015	County of Hawaii -Community Facilities District Application for The Villages of Aina Lea	Aina Le‘a, Inc. & Bridge Aina Le‘a, LLC	1341	88.86 MB	Document Number in footer OC 287439683v2; Dates on Signature Page are not completed
4	Ho‘olei Plans

397880

4a	Ho'olei Contour Map 60 Scale.pdf	None	9/29/2015	Untitled	None	1	505.27 KB	One page map with no title showing Lot numbers 1 to 70
4b	Ho'olei Cut-Fill Map 60 Scale.pdf	None	9/29/2015	Untitled	None		330.44 KB	One page color map with no title showing Ranges -24.00 to 18.00 in colors red to blue, respectively
4c	Ho'olei Site Plan PDFD.pdf	7/5/2011	9/29/2015	Ho'olei - A Planned Unit Development - The Villages of 'Aina Le'a	None	5	586.61 KB	Master Plan; Master Plan (Lots Only Indicated); View Corridors; Street Character; Sheet Numbers A-1 to A-5
5	Lulana Gardens Civil Plans
5a	Lulana Gardens Civil Plan Set_Construction Set (9.24.15_Addendas_Included).pdf	July 2012 (original)	9/29/2015	Proposed Site Improvement Plans for DW Aina Le'a LLC Lualana Gardens Subdivision	Engineering Partners, Inc.	60	50.64 MB
Addendums:
(1) 9/4/2012 - D.P.W. Revisions; (2) 10/5/2012 - D.W.S. Revisions; (3) 11/6/2012 - D.P.W. Revisions;
(4) not listed; (5) 7/27/2015 - Waterline Notes #25 Addition
Drawing Nos. T-1.0; C-1.0 to 1.1; C-2.0 to 2.3; C-3.0 to 3.5; C-4.0 to 4.3; C-5.0 to 5.9; C-6.0 to 6.10; C-7.0 to 7.2; C-8.0 to 8.2; C-9.0; E-1.0; E-2.0 to 2.2; E-3.0 to 3.2; E-4.0 to 4.2; E-5.0 to 5.1; E-6.0 to 6.2; NOTE: Bookmarks in PDF are incorrect

5b	Lulana Gardens Street Addresses.pdf	None	9/29/2015	The Villages of Aina Lea Phase 1 Aina Lea, LLC Master Site Plan Lot A-1-A	Walter Stewart Fullerton Architect	1	524.48 KB	One page map showing buildings
6	Offsite Civil Plans
6a	Aina Lea HELCO Corridor Plan (8.22.2012).pdf	July 2012	9/29/2015	Proposed Utility Corridor Improvement Plan For DW Aina Le'a LLC (Developer)	Engineering Partners, Inc.	27	12.87 MB	Marked: Preliminary Drawings Not For Construction July 17, 2012 Drawing Nos. T-1.0; C-0.1; C-1.0; C-2.0 to 2.14; C-3.0 to 3.5; C-4.0 to 4.2

6b	Aina Lea Offsite Non Potable Electrical Set (Nance_2010).pdf	None	9/29/2015	TNWRE - Electrical Controls 4-19-10 (handwritten)	Tom Nance Water Engineering, Consultant: Ronald N.S. Ho & Associates, Inc., Client: Goodfellow Brothers	13	1.98 MB	Project: Aina Lea Irrigation Well & 0.20 MG Tank; Project No. 06-56 and 09-29
6c	Aina Lea Offsite Non Potable Mechanical Set (Nance_2010).pdf	4/22/2010	9/29/2015	TNWRE - 05 MGAL Tank 04-19-10 (handwritten)	DYK Incorporated	21	3.22 MB	0.50MG Villages of Aina Lea
6d	Aina Lea Offsite Non Potable Plumbing Set (Nance_2010).pdf	April 2010	9/29/2015	TNWRE - Non-Potable Water system 04-19-10 (handwritten); Construction Plans for Aina Lea Irrigation Well & 0.20 MG Tank - Overall General Plan Site	Tom Nance Water Engineering, Client: Goodfellow Brothers, Inc.	13	1.99 MB	Job No. 09-29; Sheet Nos. C-1; C-2; C-4 to C-13
6e	Aina Lea Offsite Waterline Improvement Plan Set_Combined_(8.3.2015_ Addendas_Included).pdf	March 2012 (original)	9/29/2015	Proposed Off-Site Waterline Improvement Plan for Aina Lea LLC	Engineering Partners, Inc.	37	21.34 MB
Addendums:
(1) 4/23/2012 - Added Sheets;
(2) 4/30/2012 - Added Sheets;
(3) not listed;
(4) 6/14/2012 - Added Sheets
Drawing Nos. T-1.0; C-0.1; C-1.0; C-2.0 to 2.9; C-3.0 to 3.3; C-4.0 to 4.3; C-5.0 to 5.1; C-6.0 to 6.2; C-7.0 to 7.5; C-8.0 to 8.4

PROMISSORY NOTE

$14,000,000.00 USD	_________________, 2015
This Promissory Note (“Note”) is made as of the date stated above (“Effective Date”) by Aina Le’a, Inc., a Delaware corporation (“Borrower”).
Bridge Aina Le’a, LLC, a Hawaii limited liability company, with an address of 2500 Kalakaua, #2404, Honolulu, HI 96815 (“Lender”), is making a purchase-money loan to Borrower in the principal amount stated above (“Loan”) pursuant to the Purchase and Sale Agreement for Residential Property at Aina Le’a between Borrower and Lender dated _______________, 2015 (“PSA”). The Loan and this Note are secured by a Purchase-Money Mortgage, Security Agreement, and Financing Statement dated as of the Effective Date (“Mortgage”) covering Borrower’s interest in the real property located on the Island of Hawaii, State of Hawaii, designated as Tax Map Key No. (3) 6-8-001-038, Lot No. B-1-A, consisting of approximately 628.316 acres, and Tax Map Key No. (3) 6-8-001-039, Lot No. D-1-A consisting of approximately 383.033 acres and described more particularly in the Mortgage. This Note, the PSA, the Mortgage, the Ancillary Agreements (as that term is defined in the PSA), and any other related documents which evidence, secure, or otherwise pertain to the Loan are the “Loan Documents.”
Borrower is making this Note to evidence and secure repayment of the Loan.
Therefore, Borrower agrees as follows:
1.    Principal. Borrower promises to pay to the order of Lender the Total Amount Owed. “Total Amount Owed” means the principal sum stated above, Service Fees, Payoff-Statement Fees, Late Charges, Advances, and any other fees, costs, expenses, and charges due under the Loan Documents together with interest accruing at the Interest Rate (or Default Rate, if applicable) on all of the foregoing. All amounts owed under the Loan Documents will be added to the principal balance due under this Note on the date the same become due.
2.    Payments.
(a)    Monthly Payments. Borrower will make monthly interest payments in arrears, commencing on the first day of the calendar month following the Effective Date (the first payment prorated if applicable) and then on the first day of each calendar month as long as any amount remains outstanding under any of the Loan Documents. In addition to applicable Late Charges and other fees or remedies available to Lender under the Loan Documents, if Borrower fails to timely make any monthly interest payment, the then-outstanding amount of that payment will be added to the Total Amount Due on the date that is 30 days after the due date for that monthly interest payment so that interest is compounded.
(b)    Balloon Payment. Borrower will pay the Total Amount Owed on the date that is three years after the Effective Date (“Maturity Date”). If the Maturity Date falls on a day other than a business day, Borrower will pay the Total Amount Owed on the next business day, in

355805

which case that extension of time will be included in computing the interest due on the Total Amount Owed. Notwithstanding the foregoing, the Maturity Date is subject to acceleration as otherwise provided in this Note.
(c)    Holder’s Option to Extend Maturity Date. Holder, in Holder’s sole and absolute discretion, may extend the Maturity Date. Borrower does not have an option to extend the Maturity Date.
(d)    Application of Payments. All payments made by Borrower to Holder under this Note will be first credited against costs of collection (if any), then against interest then accrued, and then against principal.
(e)    Prepayment. Borrower may prepay this Note in whole or in part at any time without a prepayment penalty. Borrower’s making a prepayment will not affect Borrower’s obligation to pay any further monthly interest payment (except that any prepayment of principal will reduce the amount of future monthly interest payments accordingly), Service Fee, Payoff-Statement Fee, Late Charge, or any other fee, cost, expense, charge, or payment obligations under the Loan Documents (collectively, “All Fees”). All Fees will continue despite any prepayment by Borrower, and will be due and payable on the Maturity Date or the date that Borrower pays substantially all of the principal (if that date is earlier than the Maturity Date). This Section will survive such prepayment, the Maturity Date, and any termination of this Note for any reason whatsoever. This Section does not supersede or affect Holder’s right to apply payments to categories of amounts owed in the order otherwise provided in this Note.
(f)    Place of Payment and Currency. Borrower will make all payments under this Note (1) at Holder’s address stated above or such place as Holder may designate from time to time, and (2) in lawful money of the United States of America.
3.    Interest Rate. Subject to the imposition of the Default Rate, the Total Amount Owed will bear interest at the rate of 12.0% per year (“Interest Rate”). Interest will be computed on the basis of 365 days per year and will accrue from the date any amount owed is charged or incurred.
4.    Service Fee. Commencing on the Effective Date and thereafter on the first day of each calendar month until all amounts owed under the Loan Documents are repaid in full, Borrower will also pay to Lender a monthly loan-servicing fee of $1,000.00 (“Service Fee”). Borrower acknowledges that the Service Fee is a bona fide fee and is intended as reasonable compensation to Lender for servicing the Loan and for no other purpose. The Service Fee will be deemed fully earned on the first day of each month after the Effective Date.
5.    Loan Payoff-Statement Fee. Borrower will pay to Lender a $2,000.00 fee (“Payoff-Statement Fee”) each time a Borrower requests that Lender generate a Loan payoff statement.
6.    Late Charges. Borrower will, if any payment required under this Note is not paid when due, without any notice from Holder, pay Holder late charges in the amount of 10.0% of

355805

such delinquent payment (“Late Charges”), in addition to any other remedies to which Holder is entitled.
7.    Taxes, Deductions, Etc. All payments of the Total Amount Owed will be made without deduction for any present or future taxes, levies, imposts, deductions, charges, or withholdings, all of which Borrower will pay. Borrower will pay all amounts necessary to make the gross amount of the Total Amount Owed received by Holder not less than that required under this Note. Borrower will pay all stamp and documentary taxes. If, notwithstanding the foregoing, Holder pays any portion of such taxes, Borrower will reimburse Holder upon demand for the amount paid.
8.    Default Rate. If a Material Default occurs, the Total Amount Owed will bear interest at 24.0% per annum (“Default Rate”) from the date of the Material Default until the earlier of (a) the cure of the Material Default, or (b) the full payment of the Total Amount Owed. This provision is separate and will survive the merger of this provision into any judgment, so that the Total Amount Owed will continue to bear interest at the Default Rate after entry of such a judgment. A “Material Default” occurs when Borrower defaults on any obligation under this Note or a Material Default (as that term is defined in any Loan Document or any document mentioned in a Loan Document) occurs, and Borrower does not cure the default within the applicable time period (if any). For example, without limiting the generality of the foregoing, it would be a Material Default for Borrower to fail to make a payment when due under any Loan Document and not pay the amount owed within the applicable cure period (if any).
9.    Reasonableness of Late Charges and Default Rate. Borrower acknowledges that nonpayment of any payment when due (including nonpayment at maturity, even if resulting from acceleration due to a Material Default) will result in damages to Holder from additional expenses incurred in servicing the Total Amount Owed, loss to Holder of the use of the money due, and frustration to Holder in meeting its other commitments. Borrower also acknowledges that the occurrence of any other Material Default will also result in damages to Holder by reason of the detriment caused thereby. Borrower further acknowledges that it is and will be difficult and impracticable to ascertain the extent of such damages caused by nonpayment of any sums when due or resulting from any other Material Default. Borrower agrees that a reasonable estimate of such damages must be based in part upon the duration of the default and that the Late Charges and Default Rate would not unreasonably compensate Holder for such damages.
10.    Usury and Interest-Rate Limitation. Borrower represents that the Loan is for commercial use and not for personal, family, or household purposes. Borrower and Holder intend for this Note to bear a lawful rate of interest. If at any time the rate of interest applicable to this Note, together with all fees, costs, expenses, charges, and other amounts which are treated as interest on this Note under applicable law (collectively, “Charges”) exceed the maximum lawful rate (“Maximum Rate”) which may be contracted for, charged, taken, received, or reserved by Holder in accordance with applicable law, then the rate of interest payable in respect of this Note, together with all Charges payable in respect hereof, will be limited to the Maximum Rate, so that in no event will any exaction be possible under this Note that is in excess of the Maximum Rate.

355805

11.    No Forbearance. Borrower does not have a right, express or implied, to not make timely payments required by the Loan Documents, whether upon payment of Late Charges or otherwise. Nothing in this Note is an express or implied agreement by Holder to forbear in exercising any of its rights or remedies under the Loan Documents. Holder’s right to receive and receipt of payments for Late Charges do not prejudice Holder’s rights: (a) to collect delinquent payments and any other amounts provided in any Loan Document, (b) with respect security for any Loan Document, or (c) to declare a Material Default under any Loan Document.
12.    Advances. Holder may, in its sole and absolute discretion, advance additional funds (“Advances”) to protect Holder’s interest in the Loan and in any property that is security for this Note, including, without limitation, to cure any defaults by Borrower or to make payments on, assume, or purchase any senior loan that is in default, if applicable. All Advances will be added to the outstanding principal balance of the Note and will be subject to the terms and conditions of this Note, including but not limited to the accrual of interest at the Interest Rate commencing on the date such Advances are made by Holder.
13.    Remedies. Upon the occurrence of a Material Default, the entire balance of the Total Amount Owed will, at the option of Holder, without demand or notice, immediately become due and payable. Regardless of whether Holder exercises such option, Holder may exercise any and all remedies available to it under the Loan Documents, at law, or in equity. No delay or omission by Holder in exercising any right under the Loan Documents will be a waiver of such right. The acceptance by Holder of any payment which is less than payment in full of all amounts due and payable at the time of such payment will not be a waiver of any of Holder’s rights, or nullify any prior exercise of any such rights. Holder’s remedies in the Loan Documents, at law, or in equity are cumulative and concurrent. Holder may pursue its remedies from time to time singly, successively, or together in Holder’s sole discretion. Holder’s not exercising any right or remedy will not be a waiver or release of such right or remedy.
14.    Waivers by Borrower. Borrower, for itself and all endorsers, guarantors, and sureties of this Note, if any, and their respective heirs, legal representatives, successors, and assigns (collectively, “Obligors”):
(a)    waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest, protest of this Note, notice of transfer or assignment by a Holder to another Holder, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note;
(b)    agrees that their respective liability will be unconditional and without regard to the liability of any other party and will not be in any manner affected by any indulgence, extension of time, renewal, waiver, or modification granted or consented to by Holder;
(c)    consents to every extension of time, renewal, waiver, or modification granted by Holder, and to the release of any makers, endorsers, guarantors, or sureties, and of any collateral given to secure the payments required by this Note, with or without substitution; and

355805

(d)    agrees that additional makers, endorsers, guarantors, or sureties may become parties to this Note without notice to Borrower or to any endorser, guarantor, or surety and without affecting the liability of any of them.
15.    Fees for Enforcement. If a dispute arises regarding the enforcement, validity, or interpretation of this Note, Borrower will pay all fees, costs, charges, and expenses (including attorney fees) reasonably incurred by Holder (collectively, “Enforcement Fees”), whether or not any action or proceeding is brought relative to such matters and whether or not such action or proceeding is prosecuted to judgment, unless ordered otherwise by a court having jurisdiction over the matter. Enforcement Fees will be treated as Advances. This provision is separate and will survive merger into any judgment.
16.    Severability. Every provision of this Note is intended to be severable. If any term or provision is declared by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, such illegality or invalidity will not affect the other terms and provisions of this Note, which terms and provisions will remain binding and enforceable.
17.    No Subordination. This Note will not be subordinate to the claims of any of Borrower’s other creditors. If Borrower becomes insolvent or goes through a composition of indebtedness, bankruptcy, liquidation, or dissolution, Holder will share pro rata with Borrower’s other creditors in the distribution of any funds or other assets of Borrower, and will otherwise be fully entitled to the rights of a creditor.
18.    Miscellaneous.
(a)    Waiver of Jury Trial. BORROWER KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT WHICH BORROWER MAY HAVE TO TRIAL BY JURY IN ANY PROCEEDING, LITIGATION, OR COUNTERCLAIM BASED ON, ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS NOTE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ANY PARTY. IF THE SUBJECT MATTER OF ANY LAWSUIT IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, BORROWER WILL NOT PRESENT AS A NON-COMPULSORY COUNTERCLAIM IN ANY SUCH LAWSUIT ANY CLAIM BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS NOTE. FURTHERMORE, BORROWER WILL NOT SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL CANNOT BE WAIVED.
(b)    Definitions. The bolding, capitalizing of initial letters, and enclosing of a word or phrase in quotation marks in this Note means that such word or phrase is defined by the preceding text, as suggested by the context (“Defined Terms”). Unless otherwise stated or logically required by the context, each other use of such Defined Term with capitalized initial letters but without bolding and quotation marks incorporates the corresponding definition. An uncapitalized word or phrase is not a Defined Term and retains its common meaning, notwithstanding that such word or phrase may contain the same text as a Defined Term.
(c)    Notice. Unless otherwise stated in this Note, notices must be in writing

355805

and may be personally delivered; delivered by a reputable overnight courier; sent by telefax or email; or sent by certified or registered mail, postage prepaid, return receipt requested, to the person entitled to receive the notice at the last physical address, fax number, or email address provided in writing by that person. Notices will be deemed given on the date actually received.
(d)    Integration. This Note and the Loan Documents constitute the final, entire agreement between the Borrower and Lender pertaining to the subject matter of the Note and Loan Documents, supersede all prior agreements and understandings pertaining to the Note and Loan Documents. The terms of this Note will control over any inconsistencies in the other Loan Documents.
(e)    Amendment. This Note may not be amended or modified except by a written instrument executed by all of the Parties. If the Note is amended, it will continue to be secured by the Mortgage.
(f)    Time. Time is of the essence of this Note and the performance of each of the covenants and agreements contained herein. If any payment to be made by Borrower becomes due on a national holiday, such payment may be made on the next succeeding business day. Such extension of time will be included in computing any interest in respect of such payment.
(g)    Assignment by Holder. Upon the transfer of this Note, a transferor Holder may deliver all or any part of the collateral mortgaged, granted, pledged, or assigned pursuant to the Loan Documents to the transferee Holder, at which time the transferee Holder will become vested with all the rights under the Loan Documents and law given to a holder. Upon such a transfer, the transferor Holder will be relieved and fully discharged from any liability under the Loan Documents with respect to the liabilities and collateral transferred, but retain all rights with respect to any liabilities and the collateral not so transferred.
(h)    Governing Law. This Note will be construed and enforced in accordance with the laws of the State of Hawaii. Any legal proceeding brought pursuant to the Loan Documents will be brought in Honolulu, State of Hawaii.
Borrower is executing this Note to be effective as of the Effective Date.

Aina Le’a, Inc.

By: Printed Name: As:

355805

LAND COURT	REGULAR SYSTEM
AFTER RECORDATION, RETURN BY MAIL ( ) PICKUP (X):

Bays Lung Rose & Holma [BWH]
700 Bishop St., Ste. 900
Honolulu, HI 96813
Tel.: (808) 523-9000

TITLE OF DOCUMENT:

PURCHASE-MONEY MORTGAGE, SECURITY AGREEMENT,
AND FINANCING STATEMENT

PARTIES TO DOCUMENT:

“Mortgagor”:	Aina Le’a, Inc., a Delaware corporation, with a mailing address of 201 Waikoloa Beach Drive #2F17, Waikoloa, HI 96738

“Mortgagee”:	Bridge Aina Le’a, LLC, a Hawaii limited liability company, with a mailing address of P.O. Box 10001, PMB 29, Saipan, MP 96950

Tax Map Key Nos.: (3) 6-8-001-038; and (3) 6-8-001-039	This document contains __ pages

397891

This Purchase-Money Mortgage, Security Agreement, and Financing Statement (“Mortgage”) is made by Mortgagor in favor of Mortgagee and is effective as of _____________________, 2015 (“Effective Date”).
Immediately preceding Mortgagor’s execution and delivery of this Mortgage, Mortgagee conveyed the real property described in Exhibit A attached to this Mortgage (“Land”) to Mortgagor pursuant to a Purchase and Sale Agreement for Residential Property at Aina Le’a between Mortgagor and Mortgagee dated _______________, 2015 (“PSA”).
Pursuant to the PSA: (a) Mortgagee is making a purchase-money loan to mortgagor in the principal amount of $14,000,000.00 USD (“Loan”) to enable Mortgagor to purchase the Land; and (b) Mortgagor is delivering a Promissory Note in the amount of and evidencing the Loan to Mortgagee (“Note”). In this Mortgage, the term “Note” includes all extensions, renewals, and replacements of the Note, if any.
Pursuant to the PSA and concurrently with the execution and delivery of this Mortgage, Mortgagor and Mortgagee are also entering into an Agreement Regarding Easements and Utilities pertaining to the real property designated as Tax Map Key Nos. (3) 6-8-001-025, -036, -037, -038, -039, -040, and -069 (“Easements/Utilities Agreement”), and an Ouli Wells Lease pertaining to the real property designated as Tax Map Key Nos. (3) 6-2-001-038, -039, -087, -088, and -089 (“Ouli Wells Lease”), both of which are dated as of the Effective Date and are being recording in the Bureau of Conveyances of the State of Hawaii immediately following this Mortgage.
To induce Mortgagee to make the Loan, Mortgagor wishes to make this Mortgage in favor of Mortgagee.
Therefore, Mortgagor agrees as follows:
1.    Grant of Security Interest.
(a)    Subject to Mortgagee’s obligation to release this Mortgage as described below, Mortgagor grants, bargains, sells, conveys, assigns, transfers, mortgages, sets over, grants a security interest in, and delivers to Mortgagee all of the Mortgaged Properties to secure repayment and performance of the Note, the PSA, this Mortgage, the Easements/Utilities Agreement, and all other instruments and loan documents made by Mortgagor related to the Loan (collectively, “Loan Documents”), including but not limited to the repayment of any future or additional advances or costs which Mortgagee may make or incur under the Loan Documents. Notwithstanding the foregoing and subject to the Loan Documents and until the occurrence of a Material Default, Mortgagor may use and possess the Mortgaged Properties and use and receive the tolls, rents, issues, profits, revenues, and other income from the Mortgaged Properties.
(b)    Mortgagee will release this Mortgage only as to the portion of the Mortgaged Properties currently designated (as of the Effective Date) as Tax Map Key No. (3) 6-8-001-038, Lot B-1-A (“Makai Parcel”), if:
(1)    Mortgagor pays $5,000,000.00 USD of the principal amount of the Loan, along with all service fees, payoff-statement fees, late charges, advances, and any other fees, costs, expenses, and charges due under the Loan Documents together with interest under the Note accrued up to that point;

397891

(2)    Mortgagor has either:
(A)    met all the following requirements (collectively, “Bond-Alternative Requirements”): (i) Mortgagor has performed all Mortgagor’s obligations under the Easements/Utilities Agreement with respect to constructing all portions of the Sewer System (including a Treatment Facility capable of supporting a 250,000 square-foot gross leasable area Commercial Property use), Water System, and Additional Utility Systems to the boundary of the Commercial Property, sufficient to service the Commercial Property and capable of supporting the Commercial-Property Estimated Use (as the foregoing capitalized terms are defined in the Easements/Utilities Agreement) in each instance (collectively, “Commercial-Boundary Construction”); (ii) the Commercial-Boundary Construction has been completed in compliance with the Easements/Utilities Agreement (including but not limited to the requirements imposed by the Construction Standards Section of the Easements/Utilities Agreement); and (iii) Mortgagor has performed all Mortgagor’s obligations under the Utility Services Section of the Easements/Utilities Agreement; or
(B)    obtained a bond naming Mortgagee, and the County of Hawaii (if appropriate), as obligee for performance of the Bond-Alternative Requirements by the deadline imposed by the Easements/Utilities Agreement from a reputable United States-based bonding company reasonably satisfactory to Mortgagee in the amount of the estimated cost of the then-remaining Bond-Alternative Requirements (including for performance, materials, labor, and any other associated costs), the estimated amount of which must be reasonably approved by Mortgagee, plus 10% (the foregoing requirements, “Bond Requirements”);
(3)    Mortgagor is not then in actual (as compared to anticipatory) breach or default of any of its obligations under the Loan Documents or the Easement Grants (as that term is defined in the Easements/Utilities Agreement); and
(4)    Mortgagor pays all costs to release this Mortgage as to the Makai Parcel.
(c)    Mortgagee will release this Mortgage as to the entire Mortgaged Properties if:
(1)    the total amount of all amounts owed under and secured by the Note (“Debt”) is paid to Mortgagee;
(2)    Mortgagor has either: (A) performed all of the Bond-Alternative Requirements; or (B) obtained a bond meeting the Bond Requirements;
(3)    Mortgagor is not then in actual (as compared to anticipatory) breach or default of any of its obligations under the Loan Documents or the Easement Grants; and
(4)    Mortgagor pays all costs to release this Mortgage.
(d)    The “Mortgaged Properties” means, subject to any encumbrances described in Exhibit A attached to this Mortgage, the Land, and all of Mortgagor’s right, title, and interest in the:
(1)    buildings, structures, and other improvements of any nature whatsoever, including fixtures thereunto attached, now or in the future located or constructed on the Land, whether now or hereafter acquired (“Improvements”) (Land and Improvements collectively, “Premises”);
(2)    rights and entitlements to the Premises and any architectural or engineering renderings, models, plans, specifications, building permits, zoning approvals, project approvals, licenses, plans, products, analysis, reports, work product, and intellectual property related to the Premises or the development of the Premises;

397891

(3)    strips and gores of land, all lands comprising the streets, alleys, and sidewalks in any case adjoining any part of the Land and all other tenements, hereditaments, privileges, easements, rights, appendages, and appurtenances thereunto belonging to or in any manner appertaining to any portion of the Land;
(4)    furniture, fixtures, equipment, and personal property now or in the future attached to, located on or within, or used in connection with the occupancy or operation of the Premises, whether now or in the future owned by or leased to Mortgagor, and all accessions, renewals, replacements, and substitutions of the foregoing;
(5)    building materials and supplies now or in the future located on or within the Premises;
(6)    insurance proceeds with respect to the Premises and the personal property on the Premises;
(7)    awards, damages, payments, and other compensation (including interest), and the right to receive the same, which may be made payable to Mortgagor with respect to all or any portion of the Mortgaged Properties by any public or quasi-public authority or Person as a result of the exercise of the right of eminent domain, the alteration of the grade or vacation of any street, or any other injury to or decrease in the value of any of the Mortgaged Properties;
(8)    leases, subleases, rental agreements, concession agreements, and other agreements, now or in the future entered into or assumed by or on behalf of Mortgagor covering any part of the Premises, and all of the right, title, and interest of Mortgagor in and to all tolls, rents, royalties, profits, revenues, income, and other benefits arising from the use or enjoyment of all or any portion of the Mortgaged Properties or from any contract pertaining to such use or enjoyment;
(9)    other, further, or additional estate, right, title, or interest which may at any time be acquired by Mortgagor in or to the Mortgaged Properties; and
(10)    proceeds of the Mortgaged Properties.
2.    Mortgagor’s Representations and Warranties. Mortgagor makes the following representations and warranties to Mortgagee:
(a)    Ownership of Property. Mortgagor is the lawful owner of the Mortgaged Properties, the Mortgaged Properties are free and clear of any lien, security interest, or other encumbrance except for those described in Exhibit A, Mortgagor has good right and lawful authority to mortgage and grant a security interest provided by this Mortgage, Mortgagor will warrant and defend the title to the Mortgaged Properties against claims of all Persons (except for claims arising from the encumbrances described in Exhibit A), Mortgagor will maintain and preserve the lien and security interest of this Mortgage until released by Mortgagee (subject only to the encumbrances described in Exhibit A), and Mortgagor will abide by and perform all covenants, conditions, and agreements on Mortgagor’s part to be performed under the Loan Documents.
(b)    No Default Under Agreements. Mortgagor is not in violation or default of any lease, mortgage, indenture, contract, agreement, or instrument (“Mortgagor Agreement”). The execution, delivery, and performance of this Mortgage will not violate any Mortgagor Agreement, or result in the creation of any mortgage, lien, or charge on any of the properties or assets of Mortgagor not contemplated by this Mortgage. There is no term or provision of any Mortgagor Agreement which materially adversely affects, or in the future (as far as Mortgagor can now foresee) will materially adversely affect, the business, prospects, or condition (financial or other) of Mortgagor or of any of Mortgagor’s properties or assets.

397891

(c)    Consents. No consent, approval, or authorization of or registration, declaration, or filing with any governmental or public body or authority or any other Person (“Governmental Approval”) is required in connection with the execution or delivery of this Mortgage or, if required, such Governmental Approval has been obtained. Mortgagor will indemnify Mortgagee for any loss incurred due to a failure to obtain a Governmental Approval which may be required in connection with the execution or delivery of the Loan Documents.
(d)    Breach of Laws. The consummation of the transactions contemplated by this Mortgage will not conflict with or result in a breach of any law or any regulation, order, injunction, or decree of any court or governmental instrumentality, domestic or foreign.
(e)    No Suits. There are no actions, suits, or proceedings pending or, to the knowledge of Mortgagor, threatened against or affecting Mortgagor or the Mortgaged Properties in any court, or before or by any governmental department, commission, board, bureau, agency, or instrumentality, an adverse decision in which might materially affect Mortgagor’s ability to perform Mortgagor’s obligations under the Loan Documents.
3.    Permitted New Easements. Notwithstanding anything in this Mortgage to the contrary, this Mortgage will be subordinate to Permitted New Easements. “Permitted New Easements” means easements granted by Mortgagor over or through the Land which are:
(a)    for utility purposes;
(b)    in favor of a portion of: (1) the Land, (2) the real property designated as Tax Map Key No. (3) 6-8-001-036, Lot D-1-B-2, and as described in Exhibit B, or (3) the real property designated as Tax Map Key No. (3) 6-8-001-069, Lot D-1-B-1, and as described in Exhibit C; and
(c)    contemplated by and granted in full compliance with the Easements/Utilities Agreement.
4.    Maintenance. Mortgagor will keep and maintain the Mortgaged Properties in good repair, working order, and condition or insure that the parties contractually bound to so keep and maintain the Mortgaged Properties do so, subject to normal wear and tear.
5.    Waste, Unlawful Use, Attachment, Modifications. Mortgagor will not commit or permit any strip, waste, use of the Mortgaged Properties, or any act or negligence, which could cause the Mortgaged Properties (or any interest in the Mortgaged Properties) to be seized or attached by process of law, or which could impair the lien and security interest created by this Mortgage. Mortgagor will not, without Mortgagee’s prior written consent, join in or consent to any change in any private restrictive covenant, land-use classification, zoning ordinance, or other public or private restrictions limiting or defining the use which may be made of any part of the Mortgaged Properties, or consolidate the Land with any adjacent or other lands for building purposes. Any such action by Mortgagor will be void without the prior written consent of Mortgagee.
6.    Payment of Real-Property Taxes, Assessments, Etc.
(a)    Except as otherwise provided in this Mortgage, Mortgagor will timely pay and discharge all real-estate taxes and assessments; income, sales, and other taxes; impositions, water, sewage, and utility rates and charges; and all other assessments and charges of every description levied or imposed upon the Mortgaged Properties and the earnings and business of Mortgagor (collectively, “Property Charges”). Within 30 days after the final date that any Property Charge may be paid without penalty, Mortgagor will furnish Mortgagee with such evidence as Mortgagee may reasonably require that such Property Charge was paid in full.
(b)    Notwithstanding the foregoing, Mortgagor will not be required to pay any specific Property Charge if and while:

397891

(1)    Mortgagor contests the amount, applicability, or validity of such Property Charge in good faith;
(2)    Mortgagor sets aside reserves that are segregated according to sound accounting principles and that Mortgagee deems adequate to provide for the possibility that Mortgagor’s contest of such Property Charge is unsuccessful;
(3)    Mortgagor’s not paying the Property Charge while contesting it will not subject any part of the Mortgaged Properties to forfeiture or loss (or reasonable probability thereof), or otherwise impair the security given by this Mortgage; and
(4)    Mortgagor promptly notifies Mortgagee of such contest by Mortgagor.
(c)    If Mortgagor defaults in the payment of any Property Charge which is not contested by Mortgagor in accordance with the foregoing, Mortgagee may, without notice or demand to Mortgagor, pay such Property Charge. Any such payment by Mortgagee will be considered an advance to Mortgagor, added to the Debt, secured by this Mortgage, and payable on demand with interest at the Default Rate.
7.    Compliance with Laws and Covenants, Governmental Approvals; Copies of Documents.
(a)    Mortgagor will comply with: all federal, state, and local laws, rules, and regulations that apply to the Mortgaged Properties; all requirements of any regulatory body regarding the Mortgaged Properties; and all covenants contained in any encumbrance which is senior to the lien of this Mortgage. Mortgagor will indemnify, protect, hold harmless, and defend Mortgagee from and against all liabilities, claims, actions, and reasonable expenses (including attorneys’ fees) which may be imposed on, incurred by, or asserted at any time against Mortgagee relating to the Mortgaged Properties. Until this Mortgage is released by Mortgagee, Mortgagor will maintain in full force and effect all governmental and municipal approvals and permits which may, from time to time, be necessary to comply with environmental, ecological, land-use, or other governmental requirements relating to the Mortgaged Properties and the occupancy, use, and enjoyment thereof.
(b)    Mortgagor will immediately provide Mortgagee with copies of all applications Mortgagor submits, permits and licenses Mortgagor receives, and construction and contractor contracts and materials contracts Mortgagor enters with respect to any of the Mortgaged Properties.
8.    Liens. Mortgagor will not permit any mechanic, laborer, materialmen, tax, statutory, or any other lien or charge to be created on the Mortgaged Properties, or any part thereof or the income therefrom, except liens of taxes or assessments not yet payable.
9.    Removal of Property. Mortgagor will not remove, demolish, or alter any building or other property now or in the future covered by this Mortgage in any manner without Mortgagee’s prior written consent. But Mortgagor may, without Mortgagee’s consent and free from the lien of this Mortgage, remove personal property that is worn out or obsolete if (a) Mortgagor promptly pays any net cash proceeds received from such disposition to Mortgagee as payment on the Debt, or (b) such property is simultaneously replaced with other property of equal or greater value that is free from any chattel mortgage, encumbrance, or reservation of title. Property which replaces such removed property will be subject to this Mortgage.
10.    Inspection Rights. Mortgagee will permit Mortgagee and any Persons authorized by Mortgagee to enter the Premises and inspect the Mortgaged Properties at all reasonable times, subject to the rights of any lessees under tenant leases.
11.    Insurance. Until Mortgagee releases this Mortgage, Mortgagor will procure and maintain insurance covering the Mortgaged Properties as reasonably required by Mortgagee and as specifically required by this Section

397891

(“Insurance Policies”). Mortgagee will not be responsible for adjusting any claim or collecting any proceeds of any Insurance Policy. Mortgagor must obtain insurance that complies with this Section even if Mortgagor may only do so by obtaining a standard mortgagee clause containing other provisions which are not required by this Mortgage. All Insurance Policies must be issued by insurance companies authorized to do business in the State of Hawaii. If insurance proceeds for damage or destruction to all or any portion of the Mortgaged Properties are paid by the insurer to a Person other than Mortgagor or Mortgagee, Mortgagor will promptly notify Mortgagee in writing of the name and address of that Person and the amount so deposited.
(a)    Types of Insurance Policies. Mortgagor will obtain Insurance Policies for the following:
(1)    Hazard insurance insuring against destruction or damage by fire, wind, hurricane, and other perils covered by an ISO Commercial Property Special Causes of Loss form or its equivalent for not less than the full replacement cost (i.e., actual cost to replace) of all insurable properties, with agreed value endorsement;
(2)    Flood insurance, if the Land is in an area which is considered a flood risk area by the Federal Emergency Management Agency;
(3)    Commercial general liability insurance that: (A) is in an amount reasonably required by Mortgagee from time to time; (B) contains a commercial broad-form endorsement and excess or umbrella liability in an amount reasonably required by Mortgagee from time to time; (C) insures against claims for bodily or personal injury, death, or property damage suffered by others occurring on, in, or about any of the Mortgaged Properties, adjoining streets, or passageways thereof; and (D) names Mortgagee as additional insured;
(4)    Rental (business interruption) insurance in such amounts as may be reasonably required by Mortgagee (if and when any portion of the Mortgaged Properties is leased);
(5)    Boiler and machinery insurance;
(6)    Such other insurance covering all insurable portions of the Mortgaged Properties, and all insurable activities of Mortgagor in connection with the Mortgaged Properties, against all other risks usually insured against by Persons owning and operating like properties in the locality where the Mortgaged Properties are located; and
(7)    Such other forms of insurance as reasonably are required from time to time by Mortgagee or by governmental authority or regulation.
(b)    Provisions of Insurance Policies. The Insurance Policies will:
(1)    contain a standard Mortgagee clause (without contribution) in favor of Mortgagee, a standard lender’s loss-payable endorsement in favor of Mortgagee, and provide that losses will be adjusted with the insurer by Mortgagor, but with settlements subject to the approval of Mortgagee;
(2)    provide that Mortgagee’s interest in the insurance will not be invalidated by any: (A) act or neglect of any Person owning or leasing the property insured, (B) foreclosure, other proceeding, or notice of sale, (C) change in the title or ownership of the insured properties, or (D) occupation of any insured structures for purposes more hazardous than permitted by the Insurance Policy; and
(3)    provide that they constitute primary insurance and will not be canceled or materially changed without at least 30 days prior written notice to Mortgagee.
(c)    Evidence of Insurance Policies. Upon the execution of this Mortgage and thereafter not less than 30 days before the expiration of each Insurance Policy, Mortgagor will provide to Mortgagee an original

397891

copy of each Insurance Policy. If Mortgagor obtains the Insurance Policies through a blanket policy, Mortgagor will provide Mortgagee with any other evidence of the underlying policy that Mortgagee may reasonably require.
(d)    Mortgagee’s Notice to Mortgagor. Mortgagor will promptly forward to Mortgagee copies of any notice from, information provided by, or communication with any insurer of any Insurance Policy. Mortgagor will promptly notify Mortgagee in writing of any action or inaction by Mortgagor (including but not limited to a failure to timely and fully make any payment required by an Insurance Policy) which may affect the continuance or validity of any Insurance Policy.
(e)    Default of Insurance Obligations. If Mortgagor does not comply with the insurance obligations imposed by this Mortgage, Mortgagee may from time to time effect and pay for the Insurance Policies. Any such payment by Mortgagee will be considered an advance to Mortgagor, added to the Debt, secured by a lien on the Mortgaged Properties, and payable on demand with interest at the Default Rate.
(f)    Transfer of Insurance Policies. If an Enforcement Sale or other title transfer of all or any portion of the Mortgaged Properties occurs, all right, title, and interest of Mortgagor in any Insurance Policies then in force will pass to the transferee to the extent the property transferred is covered by such Insurance Policy.
12.    Condemnation.
(a)    If any part of the Mortgaged Properties is taken by eminent domain, Mortgagor will pay the award for such taking and for damage to the remainder of the Mortgaged Properties (collectively, “Condemnation Payment”) to Mortgagee within five days of Mortgagor’s receiving the Condemnation Payment, but only to the extent of any: (1) existing Debt, and (2) costs, fees (including attorneys’ fees), and other disbursements incurred by Mortgagee related to collection of the Condemnation Payment. If a Condemnation Award is paid by the condemning authority to any Person other than Mortgagor, Mortgagor will promptly notify Mortgagee in writing of the name and address of that Person and the amount of such Condemnation Payment.
(b)    Unless an eminent-domain taking is for governmental occupancy for a limited or specified period, Mortgagee will release from this Mortgage such properties taken after Mortgagee receives the Condemnation Payment from Mortgagor, but only if such release will not impair Mortgagee’s ability to claim any additional compensation owed in such proceeding or to receive full payment of the Debt.
(c)    If an Enforcement Sale occurs before Mortgagee receives the Condemnation Payment (whether in a lump sum or installments), Mortgagee will still be entitled to receive the Condemnation Payment after such sale to the extent of any: (1) existing Debt, and (2) costs, fees (including attorneys’ fees), and other disbursements incurred by Mortgagee related to collection of the Condemnation Payment.
13.    Application of Insurance and Condemnation Proceeds.
(a)    “Insurance and Condemnation Proceeds” means: (1) insurance proceeds received for damage or destruction to all or any portion of the Mortgaged Properties, and Mortgagor’s share of any Condemnation Payment, but excluding any Limited-Period Condemnation Proceeds (defined below), less (2) the cost, if any, incurred by Mortgagee with respect to such insurance proceeds and Condemnation Payment.
(b)    Mortgagee may, in its sole discretion, use Insurance and Condemnation Proceeds for repayment of the Debt or for the restoration or repair of any Improvements damaged or taken. If Mortgagee uses Insurance and Condemnation Proceeds to restore or repair Improvements:
(1)    Mortgagee may require such work be performed in a manner and subject to conditions that Mortgagee determines will ensure the lien‑free restoration or repair of such Improvements (such as

397891

requiring the funds be deposited with a third-party escrow for disbursement as construction progresses, and requiring Mortgagor to bear the cost of such escrow); and
(2)    after full payment is made for the completed work, or if Mortgagor does not promptly commence or continue such work, any amount from the Insurance and Condemnation Proceeds in the hands of Mortgagee will be applied to the Debt.
14.    Application of Limited-Period Condemnation Proceeds.
(a)    Any award for any part of the Mortgaged Properties taken by eminent domain for governmental occupancy for a limited or specified period (“Limited-Period Condemnation Proceeds”) will be applied and disbursed as follows:
(1)    If the condemning authority pays the Limited-Period Condemnation Proceeds in a lump sum, the portion of the lump sum that equals the principal, interest, or other sums that accrue under the Loan Documents (“Limited-Period Accruals”) during such governmental occupancy will be applied to the Debt, and any remaining balance will be paid to Mortgagor; or
(2)    If the condemning authority pays the Limited-Period Condemnation Proceeds in installments, each installment will be applied first to the payment of Limited-Period Accruals accruing during the period covered by such award installment, and any remaining balance of such award installment will be paid to Mortgagor.
(b)    Notwithstanding the foregoing, Mortgagee may use or apply any part of Limited-Period Condemnation Proceeds to cure any default under the Loan Documents.
15.    Books of Record and Account.
(a)    Mortgagor will keep and maintain accurate, separate, and proper books of record and account concerning the financial status and operations of the Mortgaged Properties (“Books of Account”) in accordance with sound accounting practice. Mortgagee will have the right from time to time to: examine the Books of Account; discuss the affairs, finances, and accounts of Mortgagor; and to be informed of the same by Mortgagor’s lessees, employees, and agents. Mortgagee may make excerpts and copies of the Books of Account. Mortgagor will retain Books of Account for at least three years following the year to which they apply.
(b)    Within 90 days after the end of each of Mortgagor’s fiscal years, Mortgagor will furnish to Mortgagee a balance sheet, rent roll (if applicable), and statement of income and expense regarding the Mortgaged Properties (“Financial Statements”). The Financial Statements will contain detailed supporting schedules, be in such detail as Mortgagee reasonably requests, and state in comparative form the figures for the corresponding date and period in the previous calendar year. The Financial Statements will be audited and prepared by independent certified public accountants approved by Mortgagee. Mortgagor will cause such accountants to provide Mortgagee with (1) their unqualified opinion that the reports were prepared in accordance with generally-accepted accounting principles, and (2) a written statement that they did not discover any default of this Mortgage in making the examination necessary for their certification of the Financial Statements, or, if applicable, explaining any default of this Mortgage they discovered in making such examination. This Section is not intended to make such accountants liable directly or indirectly for failing to discover a default of this Mortgage.
(c)    Mortgagor will also furnish any other financial information Mortgagee reasonably requires.

397891

16.    New Taxes.
(a)    If after the date of this Mortgage, any law is adopted or amended relating to taxes on mortgages or debts (other than a law imposing a tax on or measured by net income) that directly or indirectly requires Mortgagee to pay any tax other than the kind imposed on the Effective Date (“New Tax”), Mortgagee may notify Mortgagor at any time after the imposition of the New Tax that the Debt will become due and payable within six months of such notice unless Mortgagor agrees in a writing acceptable to Mortgagee (in Mortgagee’s sole discretion) within such six-month period to pay the New Tax (“New Tax Agreement”).
(b)    If Mortgagor does not enter into a New Tax Agreement, Mortgagor must pay the Debt in full and discharge all other obligations under the Loan Documents within six months after receiving Mortgagee’s notice.
(c)    If Mortgagor enters into a New Tax Agreement, the New Tax Agreement will become a part, covenant, and obligation of this Mortgage for all purposes. But if at any time the New Tax Agreement becomes prohibited by law or the payment of the New Tax by Mortgagor would be usurious, then the New Tax Agreement will automatically terminate and Mortgagor will pay the Debt in full within six months of receiving notice from Mortgagee instructing Mortgagor do so.
17.    Right of the Mortgagee to Defend Action Affecting Security. Mortgagee may appear, defend, and become a party (through intervention or otherwise) in any action or proceeding at law or in equity purporting to affect the security provided by this Mortgage. Mortgagor will pay Mortgagee on demand all costs, charges, and expenses (including costs for evidence of title and attorneys’ fees) incurred by Mortgagee in doing so. All such costs, charges, and expenses, together with interest, will be added to and secured by the lien of this Mortgage.
18.    Documentary Stamps. If, at any time, the United States of America or the State of Hawaii requires documentary stamps to be affixed to this Mortgage or any of the other Loan Documents, Mortgagor will pay for the same along with any related interest or penalties imposed.
19.    Impound Account.
(a)    If requested by Mortgagee, Mortgagor will pay to Mortgagee monthly in advance, in addition to any other payments required by the Loan Documents, a sum equal to the real-property taxes, real-property assessments, and premiums for the Insurance Policies (collectively, “Real-Property/Insurance Charges”) that will next become due and payable on the Mortgaged Properties (all as reasonably estimated by Mortgagee), less all such sums already paid, divided by the number of months to elapse before the date when such Real-Property/Insurance Charges will become due and payable (“Impound Payments”).
(b)    Mortgagee will hold the Impound Payments and may (1) commingle the Impound Payments with deposits of others; (2) invest the Impound Payments for Mortgagee’s sole benefit, without paying interest to Mortgagor; and (3) from time to time use the Impound Payments to pay the Real-Property/Insurance Charges as and when the same become due and payable.
(c)    If the total of the Impound Payments exceed the amount necessary to pay the Real-Property/Insurance Charges, Mortgagee may (in its sole discretion) release the excess to Mortgagor or apply it to the Debt. If the total of the Impound Payments is insufficient to pay the Real-Property/Insurance Charges when they become due and payable, then Mortgagor will pay to Mortgagee any amount necessary to make up the deficiency by the date when such payments become due.
(d)    Nothing in this Section affects Mortgagor’s sole obligation to procure and maintain the Insurance Policies or notify Mortgagee of the due dates for the Real-Property/Insurance Charges. This Section does not make Mortgagee an agent of Mortgagor for any purpose. Mortgagee will not be liable to Mortgagor or to any

397891

other Person for Mortgagee’s not procuring or maintaining any Insurance Policy or paying any Real-Property/Insurance Charge, through neglect or otherwise.
(e)    If Mortgagor pays the Debt in full, Mortgagee will, in computing the amount of indebtedness, credit to Mortgagor any remaining balance of the Impound Payments. If a Material Default occurs and the Mortgaged Properties are sold in accordance with this Mortgage, or if Mortgagee acquires the Mortgaged Properties otherwise after a Material Default, Mortgagee may apply any remaining balance of the Impound Payments as a credit against the Debt.
20.    Acknowledgment of Debt. Within five days after request by Mortgagee, Mortgagor will furnish to Mortgagee or to any proposed assignee of this Mortgage a written statement, duly acknowledged, of the total indebtedness secured by the Existing Mortgages and this Mortgage and whether any offsets or defenses exist against such indebtedness.
21.    Right of Mortgagee to Prevent or Remedy Default. If Mortgagor fails to perform any of the terms, covenants, or conditions required by this Mortgage, Mortgagee may take any action Mortgagee deems necessary or desirable to prevent or cure any such failure of performance by Mortgagor or to otherwise protect the security of this Mortgage. Any costs Mortgagee incurs in doing so will be added to the amount owed by Mortgagee under the Loan Documents.
22.    Right of Mortgagee to Extend Time of Payment, Substitute, Release Security, Etc. Without affecting the liability of any Person (including Mortgagor) for the payment of the Debt or the lien and security interest of this Mortgage on the Mortgaged Properties, as security for the full amount of the Debt, Mortgagee may from time to time, without notice and without affecting or impairing any of its rights under this Mortgage:
(a)    release any Person liable for the payment of any portion of the Debt;
(b)    extend the time or grant other forbearances with respect to the terms of payment of all or any portion of the Debt;
(c)    accept additional security of any kind, including mortgages, for the payment of the Debt;
(d)    substitute or release any property securing the Debt;
(e)    resort for the payment of the Debt to any of the Mortgaged Properties or any other security therefor in such order and manner as Mortgagee may see fit;
(f)    join in granting any easement or creating any restriction on the Mortgaged Properties; or
(g)    join in any subordination or other agreement affecting this Mortgage or the lien and security interest created by this Mortgage.
23.    Right of Set‑Off. Upon the happening of any event entitling Mortgagee to foreclose this Mortgage, or if Mortgagee is served with garnishee process in which Mortgagor is named as defendant, Mortgagee may set off any indebtedness owed by Mortgagee to Mortgagor against the Debt without first resorting to the Mortgaged Properties or prejudice to any other rights or remedies of Mortgagee or the lien on the Mortgaged Properties.
24.    Indemnity Against Costs and Expenses. Mortgagor will indemnify and hold harmless Mortgagee from and against all costs and expenses, including attorneys’ fees, which may be incurred by Mortgagee in connection with any litigation, arbitration, or other adversarial proceeding directly or indirectly related to the Mortgaged Properties, the Loan Documents, any information or materials obtained by Mortgagee in connection with the Loan, and to which Mortgagee is made a party (through no fault of its own) or is required to appear as witness or for

397891

deposition or other testimony or is required to provide documents, or other information, answer interrogatories or the like. This indemnity obligation will survive the repayment of the amounts owed under the Loan Documents and release of this Mortgage.
25.    Right of Mortgagee to Collect Awards and Rents, Etc. Mortgagor irrevocably appoints Mortgagee the attorney‑in‑fact of Mortgagor, with full power of substitution to demand, settle for, collect (by suit or otherwise), receive, and give valid and sufficient receipts for (a) all awards, damages, payment, or other compensation referred to in the granting clause of this Mortgage, and (b) all tolls, rents, royalties, profits, revenues, income, and other benefits in the granting clause of this Mortgage. Mortgagee will not be liable for any loss which may arise for uncollectible receivables as long as Mortgagee acts with ordinary prudence. The monies Mortgagee receives will be applied toward the Debt. Mortgagee temporarily waives its right to exercise the powers conferred in this Section until Mortgagee notifies Mortgagor that Mortgagee has decided the waiver will no longer be effective. Mortgagee’s forbearance to exercise the powers conferred in this Section will not prejudice its right at any time and from time to time to exercise such powers after giving such notice to Mortgagor. No act referred to in this Section will cure or waive any default or notice of default under this Mortgage, or invalidate any act done pursuant to such notice, or any cause of action to foreclose this Mortgage.
26.    Compliance with Tenant Leases. Mortgagor will perform all obligations imposed upon it as lessor under all existing and future tenant leases affecting any part of the Mortgaged Properties.
27.    Further Encumbrances.
(a)    Mortgagor acknowledges that Mortgagee has relied on the Mortgaged Properties not being subject to additional liens or encumbrances other than those set forth in Exhibit A and the Permitted New Easements for reasons which include, but are not limited to, the possibility of competing claims or the promotion of plans disadvantageous to Mortgagee in bankruptcy; the risks to Mortgagee in a junior lienholder’s bankruptcy; questions which involve the priority of future advances, the priority of future leases of the Mortgaged Properties, and Mortgagee’s rights to determine the application of condemnation awards and insurance proceeds; the impairment of Mortgagee’s option to accept a deed in lieu of foreclosure; the increased difficulty of reaching agreements for loan workouts or to the actions to be taken by trustees, receivers, liquidator, and fiduciaries; Mortgagee’s requirements of Mortgagor’s preservation of its equity in the Mortgaged Properties; and the absence of debt which could increase the likelihood of Mortgagor’s inability to perform its obligations when due. Therefore, as a principal inducement to Mortgagee to make the Loan and with the knowledge that Mortgagee will materially rely upon this Section in so doing, Mortgagor covenants (except with respect to Permitted New Easements) not to further encumber the Mortgaged Properties without first receiving Mortgagee’s express written consent in each instance, which consent Mortgagee may withhold in its sole discretion. Without limiting the generality of the foregoing, no mortgages, deeds of trust, or other forms of security interests prior or subordinate to the security interests of Mortgagee other than as set forth on Exhibit A will encumber any portion of the Mortgaged Properties. Sale lease‑backs, transfers by leases with purchase options, and conveyances by agreements of sale will each be deemed an encumbrance for the purposes of this Section.
(b)    Notwithstanding the foregoing, Mortgagor may grant an additional mortgage (“Permitted Junior Mortgage”) on the Mortgaged Properties as long as:
(1)    Mortgagor gives Mortgagee 20 business days’ prior written notice of proposed Permitted Junior Mortgage, which notice must include an identification of the proposed new mortgagee (“Permitted Junior Mortgagee”) and a copy of the proposed Permitted Junior Mortgage;
(2)    Mortgagee either: (A) gives Mortgagee’s written consent to such proposed Permitted Junior Mortgage (which Mortgagee may not unreasonably withhold); or (B) fails to respond in writing to Mortgagor’s request within 15 business days of receiving Mortgagor’s written request with an explanation of the reason why Mortgagee is withholding its consent;

397891

(3)    the Permitted Junior Mortgage is: (A) expressly subordinate in all respects to this Mortgage; (B) solely for purposes of securing financing for construction and improvements solely on the Mortgaged Properties; and (C) in a form and contains provisions reasonably acceptable to Mortgagor;
(4)    the Permitted Junior Mortgagee is a reputable commercial construction lender; and
(5)    if requested by Mortgagee, the Permitted Junior Mortgagee enters into a reasonable recordable intercreditor agreement containing standard terms and protections for Mortgagee which are common for such transactions in Hawaii.
28.    Material Default. “Material Default” means the occurrence of any one or more of the following:
(a)    A payment required of any Person by any Loan Document is not paid when and as required.
(b)    An obligation required of any Person by any Loan Document (including but not limited to the Easements/Utilities Agreement or the Ouli Wells Lease) or any Permitted New Easement is not performed (other than a failure to make a payment as and when required by any Loan Document), and is not cured within 30 days after receiving notice from Mortgagee that specifies and requests such Person to remedy the default.
(c)    Mortgagor becomes insolvent; admits in writing an inability to meet its debts as they become due; fails generally to pay debts as they become due; makes an assignment for the benefit of creditors; consents to the appointment of a receiver or trustee for all or a substantial part of its properties; or files a petition, answer, or other instrument (whether under federal bankruptcy law or any other law) seeking or acquiescing in the arrangement of its debts or other debt-related relief.
(d)    A petition is filed against Mortgagor that is not dismissed within 30 days, seeks relief under any law (including but not limited to federal bankruptcy laws), and is for (1) the appointment of a receiver, trustee, or assignee in bankruptcy or insolvency of Mortgagor, or (2) an order directing the winding up or liquidation of Mortgagor’s affairs.
(e)    Any representation or warranty contained in any Loan Document is untrue or misleading in any material respect when made and Mortgagor fails to correct the same so that it becomes true within 30 days after notice from Mortgagee.
(f)    Mortgagor sells, leases, conveys, transfers, assigns, or encumbers all or any portion of the Mortgaged Properties (except for Permitted New Easements); Mortgagor or any owner of Mortgagor sells or transfers, voluntarily or by operation of law, any ownership interest in Mortgagor; or further mortgages all or any portion of the Mortgaged Properties without Mortgagee’s prior written consent, which consent may be given or withheld at Mortgagee’s sole discretion and which may be made subject to an increase in the interest rate of the Note.
(g)    Mortgagor fails to perform any obligation contained in any mortgage listed as an encumbrance in Exhibit A (“Existing Mortgage”) (if any), increases the principal amount or otherwise alters the material terms of any obligation secured by an Existing Mortgage, or fails to apply the full amount of the proceeds from the sale of any of the Mortgaged Properties to the obligations secured by any Existing Mortgage.
(h)    Any other event occurs which constitutes a default under or is defined as a “Material Default” in any other Loan Document.
29.    Remedies. If a Material Default occurs, then any one or more of the remedies set forth in this Section will apply or be available to Mortgagee in Mortgagee’s sole discretion. Any right or remedy Mortgagee has with respect to the Mortgaged Properties under this Mortgage may be exercised with respect to all or any portion of the Mortgaged Properties.

397891

(a)    Declare Sums Immediately Due and Payable. Mortgagee may, without notice, presentment, or demand, declare the Debt to be immediately due and payable, together with any prepayment fee (if applicable).
(b)    Require Mortgagor to Pay Mortgagee’s Costs. Regardless of whether Mortgagee declares any amounts owed under the Loan Documents to be immediately due and payable, or whether Mortgagee commences foreclosure or other legal proceedings for the enforcement of the Loan Documents, Mortgagee may require Mortgagor to pay all reasonable costs (including attorneys’ fees) incurred by Mortgagee during the existence of any Material Default in connection with the administration of the Debt, the enforcement of the Loan Documents, the investigation and policing of the Material Default, and the negotiation, documentation, and administration of any loan “work-out” proposal (whether or not effectuated). All such costs, together with interest for default specified in the Loan Documents (“Default Rate”), will be added to and secured by the lien and security interest created by this Mortgage.
(c)    Require Mortgagor to Surrender the Mortgaged Properties. Mortgagee may require Mortgagor to surrender actual possession of the Mortgaged Properties to Mortgagee and:
(1)    enter and take possession of the Mortgaged Properties and the related books, papers, and accounts of Mortgagor;
(2)    exclude Mortgagor, its agents, and servants from the Mortgaged Properties;
(3)    hold, operate, and manage the Mortgaged Properties and from time to time make repairs and alterations, additions, advances, or improvements Mortgagee deems appropriate;
(4)    in the name of Mortgagor or Mortgagee demand, sue for, collect, recover, and receive all rents, revenue, issues, income, and profits from the Mortgaged Properties (“Property Profits”) in any manner Mortgagee deems appropriate, and pay out of the Property Profits the costs Mortgagee incurs in taking, holding, and managing the Property Profits, including but not limited to (A) compensation for Mortgagee’s agents, attorneys, counsel, and accountants, and (B) taxes, assessments, and other charges prior to the lien of this Mortgage. Mortgagee may apply the remainder of the Property Profits in any order Mortgagee designates to the payment of the Debt; and
(5)    enter into, renew, or terminate leases or tenancies.
(d)    Treat Portions of the Mortgaged Properties as Personal Property.
(1)    Mortgagee may treat as personal property any part of the Mortgaged Properties which consists of a right in action or of property that can be severed from the Premises without causing structural damage, and may exercise as to such property all of the rights, remedies, and privileges with respect to repossession, retention, sale, and disposition of proceeds given to a secured party by Article 9 of Hawaii’s Uniform Commercial Code (“UCC”).
(2)    With respect to the exercise of Mortgagee’s rights, remedies, and privileges under Article 9 of the UCC, Mortgagee may take any one or more of the following actions:
(A)    charge Mortgagor for Mortgagee’s attorneys’ fees and the legal and other expenses for pursuing, searching for, receiving, taking, keeping, storing, advertising, and selling the Mortgaged Properties;
(B)    enter the Premises peaceably by Mortgagee’s own means or with legal process and (i) take possession of all property in which Mortgagee has a security interest under Article 9 of the UCC (“Article 9 Property”), (ii) render the Article 9 Property unusable, or (iii) dispose of the Article 9 Property; and Mortgagor agrees to not resist or interfere with Mortgagee’s doing so;

397891

(C)    require Mortgagor to assemble the Article 9 Property and make it available to Mortgagee at a place to be designated by Mortgagee which is convenient to both parties; and
(D)    unless the Article 9 Property is perishable, threatens to decline speedily in value, or is of a type customarily sold in a recognized market, Mortgagee will give Mortgagor notice of the time and place of any public sale of the Article 9 Property or of the time after which any private sale or any other intended disposition of the Article 9 Property is to be made. Mortgagee must give at least five days’ notice to Mortgagor before such a sale or disposition.
(e)    Conduct an Enforcement Sale.
(1)    Enforcement Sales Generally. Mortgagee may cause an Enforcement Sale to occur. An “Enforcement Sale” means a sale of all or any portion of the Mortgaged Properties conducted under the power of sale given by this Mortgage, pursuant to judicial foreclosure proceedings, under Article 9 of the UCC, or otherwise for the enforcement of this Mortgage. An Enforcement Sale will be a perpetual bar both in law and in equity against Mortgagor and all Persons claiming under Mortgagor with regard to any right to the Mortgaged Properties so sold. Mortgagor irrevocably appoints Mortgagee to be Mortgagor’s true and lawful attorney in fact, in its name and stead, to effectuate any Enforcement Sale and to execute and deliver all necessary deeds, conveyances, assignments, bills of sale, and other instruments with power to substitute one or more Persons with like power. Mortgagor will ratify and confirm any Enforcement Sale, if requested by Mortgagee, by delivering all proper conveyances or other instruments to such Persons as may be designated in any such request. But the failure of Mortgagor to ratify and confirm an Enforcement Sale will not affect the validity of such Enforcement Sale or the purchaser’s title to the property purchased at such sale.
(2)    Real Property Sale. Mortgagee may treat all or any portion of the Mortgaged Properties as real property and cause the same to be sold as Mortgagee determines pursuant to the power of sale or judicial foreclosure proceedings below.
(A)    Power of Sale. With or without first taking possession, Mortgagee may sell the Mortgaged Properties by public auction at such place as may be required by law, by giving notice of such sale by publication and posting as provided in Chapter 667, Hawaii Revised Statutes, as amended, or such other notice as may be required by law. Mortgagee may adjourn such sale from time to time by announcing the time and place for the adjourned sale. Upon such sale Mortgagee may make and deliver to any purchaser a good and sufficient conveyance, deed, assignment, or bill of sale, and good and sufficient receipts for the purchase money, and perform all other acts necessary to carry out this power of sale.
(B)    Judicial Foreclosure. Mortgagee may, either with or without first taking possession of the Mortgaged Properties, proceed by suit at law or in equity or by any other appropriate remedy to enforce payment of the obligations secured by this Mortgage, foreclose this Mortgage, and sell the Mortgaged Properties under the judgment or decree of a court of competent jurisdiction. Neither Mortgagee nor any commissioner in foreclosure will be obligated to sell upon credit unless Mortgagee expressly consents in writing to a sale upon credit.
(3)    Personal Property Sale. Mortgagee may sell Article 9 Property as provided in this Mortgage.
(4)    Mortgagee’s Purchase of the Mortgaged Property. Mortgagee may bid for and purchase all or any portion of the Mortgaged Properties at an Enforcement Sale, and afterwards may hold, retain, possess, or dispose of such properties in Mortgagee’s discretion.
(5)    Debt Becomes Immediately Due. Upon an Enforcement Sale, all of the Debt will become immediately due and payable, unless otherwise stated in this Mortgage.

397891

(6)    Application of the Proceeds.
(A)    Mortgagee may apply the proceeds of an Enforcement Sale in the following order (regardless of whether Mortgagee itself purchases any or all of the Mortgaged Properties):
(i)    to the costs and expenses of such sale and all proceedings in connection with the Enforcement Sale, including but not limited to reasonable attorneys’ fees and fees incurred in connection with Mortgagor’s default;
(ii)    to the payment of any disbursements made by Mortgagee for taxes, assessments, or other charges prior to the lien or security interest created by this Mortgage;
(iii)    to the repayment of any other disbursements made by Mortgagee under the Loan Documents;
(iv)    to the Debt, including the prepayment fee (if any) to the extent permitted by law; and
(v)    any remainder to Mortgagor or to others entitled to it.
(B)    If the proceeds of an Enforcement Sale are insufficient to repay all of the Debt, including but not limited to all reasonable costs incurred and disbursements made by Mortgagee in taking possession, holding, and managing the Mortgaged Properties, Mortgagee may require payment of the deficiency from Mortgagor and any other Persons liable for the Debt.
(f)    Have a Receiver Appointed. Upon filing a bill in equity or other commencement of judicial proceedings to enforce Mortgagee’s rights, Mortgagee will be entitled (by ex parte order or otherwise) to the appointment without bond of a receiver of the Mortgaged Properties and Property Profits pending such proceedings. This right applies without regard to the value of the Mortgaged Properties, the solvency of any Person liable for the Debt, or whether Mortgagee has an adequate remedy at law. Mortgagor waives all defenses it has or may acquire to Mortgagee’s application for the appointment of a receiver and consents to such appointment.
(g)    Enforce Waiver of Certain Rights. Neither Mortgagor nor anyone claiming through or under Mortgagor will seek to take advantage of any appraisement, valuation, stay, extension, or redemption law. Mortgagor, for itself and all who may claim through or under Mortgagor, fully waives the benefit of all such laws and any right to have the Mortgaged Properties marshaled upon an Enforcement Sale or other enforcement of the security interest created by this Mortgage. Mortgagee or any court-appointed receiver or commissioner may, in its sole discretion, sell the Mortgaged Properties as an entirety, irrespective of the differing nature of the Mortgaged Properties and whether or not the same constitutes real or personal property.
(h)    Enforce Remedies Successively, Concurrently, and Cumulatively. Mortgagee may enforce any one or more remedies under this Mortgage, or any other remedy Mortgagee may have, successively or concurrently without impairing the lien or security interest created by this Mortgage or affecting other remedies Mortgagee may have. None of Mortgagee’s remedies in the Loan Documents are exclusive of any other remedy in the Loan Documents, and are cumulative and in addition to any other remedy or now or in the future existing at law, in equity, or by statute.
(i)    Rights After Proceedings Discontinued. If Mortgagee enforces any right under this Mortgage and such proceedings are discontinued or abandoned for any reason, then Mortgagor and Mortgagee will be restored to their former positions and rights under this Mortgage with respect to the Mortgaged Properties, and all rights, remedies, and powers of Mortgagee will continue as if no such proceedings took place.

397891

(j)    Right to Enforce Payment. Nothing in the Loan Documents will affect or impair the unconditional and absolute right of a holder of the Note to enforce payment of the amounts due on the Note on or after the due date stated in the Note, or the obligation of Mortgagor, which is likewise unconditional and absolute, to pay such amounts at the respective times and places stated in the Note.
30.    Miscellaneous Provisions.
(a)    Waiver of Jury Trial. MORTGAGOR KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT WHICH MORTGAGOR MAY HAVE TO TRIAL BY JURY IN ANY PROCEEDING, LITIGATION, OR COUNTERCLAIM BASED ON, ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ANY PARTY. IF THE SUBJECT MATTER OF ANY LAWSUIT IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, MORTGAGOR WILL NOT PRESENT AS A NON-COMPULSORY COUNTERCLAIM IN ANY SUCH LAWSUIT ANY CLAIM BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS MORTGAGE. FURTHERMORE, MORTGAGOR WILL NOT SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL CANNOT BE WAIVED.
(b)    No Waiver. Mortgagee’s not requiring strict performance of any provision of this Mortgage, or not exercising a right or remedy arising because of a breach, will not waive any of Mortgagee’s rights or remedies or any other covenant, duty, agreement, or condition. Any extension or waiver by Mortgagee of any provision in this Mortgage will be valid only if set forth in a writing signed Mortgagee.
(c)    Security Agreement and Financing Statement. This Mortgage constitutes a security agreement and a financing statement under Article 9 of the UCC, so that Mortgagee will have and may enforce a security interest in any or all of that portion of the Mortgaged Properties which constitutes personal property, in addition to the mortgage lien upon the same as part of the realty. Mortgagor will assist in the preparation of and execute from time to time, alone or with Mortgagee, and deliver, file, and record any financing or continuation statements, mortgages or other instruments, and do such further acts as Mortgagee may request to create, maintain, and perfect the Mortgagee’s security interest in that portion of the Mortgaged Properties which constitutes personal property, including all renewals, additions, substitutions and improvements to the same and the proceeds thereof, and otherwise to protect the same against the rights and interest of third parties. The terms of this Mortgage will be deemed commercially reasonable within the meaning of the UCC.
(d)    Further Instruments. If requested by Mortgagee, Mortgagor will execute and deliver such further instruments and do such further acts as may be necessary and proper to carry out the purposes of this Mortgage and to subject the Mortgaged Properties to the lien and security interest created by this Mortgage and any renewals, additions, substitutions, replacements, or betterments thereto. Mortgagor will pay all costs incurred (including but not limited to all costs incurred during the term of the Note) to perfect or release the lien and security interest created by this Mortgage or by any other the Loan Document.
(e)    Definitions. The bolding, capitalizing of initial letters, and enclosing of a word or phrase in quotation marks in this Mortgage means that such word or phrase is defined by the preceding text, as suggested by the context (“Defined Terms”). Unless otherwise stated or logically required by the context, each other use of a Defined Term with capitalized initial letters but without bolding and quotation marks incorporates the corresponding definition. An uncapitalized word or phrase is not a Defined Term and retains its common or legal term-of-art meaning, as applicable, notwithstanding that such word or phrase may contain the same text as a Defined Term. Unless the context suggests otherwise, the term “Mortgagee” includes Mortgagee and its successors, loan participants, and assigns; the term “Mortgagor” includes Mortgagor and Mortgagor’s permitted successors, and assigns; and the term “Person” means an individual, any type of corporation, limited liability company, limited liability limited partnership, limited

397891

liability partnership, limited partnership, general partnership, sole proprietorship, association, trust, or other entity. Unless otherwise required by the context, “Section” means a Section of this Mortgage.
(f)    Pronouns and Plurals. Whenever the context may require, any pronoun used in this Mortgage includes the corresponding masculine, feminine, or neuter forms. The singular form of Defined Terms, nouns, pronouns, and verbs include the plural, and vice versa.
(g)    Notices. Unless otherwise stated in this Mortgage, notices must be in writing and delivered in person or sent by facsimile, email, or certified or registered mail with postage prepaid and return receipt requested, to the Person entitled to receive the notice at the last physical address, fax number, or email address provided in writing by that Person. Notices will be deemed given on the date actually received.
(h)    Governing Law. This Mortgage will be construed and interpreted in accordance with the laws of the State of Hawaii. If any provision of this Mortgage is held to be invalid or unenforceable, such invalidity or unenforceability will not affect the validity and enforceability of the other provisions of this Mortgage.
(i)    Section Headings. The Section headings in this Mortgage are inserted only for convenience and will in no way define, describe, or limit the scope or intent of any provisions of this Mortgage.
(j)    Integration. This Mortgage constitutes the final, entire agreement among the Mortgagor and Mortgagee pertaining to the subject matter of this Mortgage and supersedes all prior agreements and understandings pertaining to this Mortgage. All exhibits and schedules (if any) referenced in this Mortgage are a part of this Mortgage.
(k)    Attorneys’ Fees and Costs. Without limiting any other provision of this Mortgage, if any party institutes an arbitration, lawsuit, action, or other proceeding of any nature in connection with any controversy arising out of this Mortgage, or to interpret or enforce any rights under this Mortgage, the prevailing party may recover all expenses the prevailing party incurs in enforcing this Mortgage, including but not limited to attorneys’ fees, costs, and expenses of the arbitration, suit, action, or other proceeding. Any judgment or order entered in such action will contain a specific provision providing for the recovery of attorneys’ fees and costs incurred in enforcing such judgment and an award of prejudgment interest from the date of the breach at the maximum rate of interest allowed by law. The prevailing party will be determined by the court, arbiter, or other decision maker based on an assessment of which party’s major arguments made or positions taken in the proceedings could fairly be said to have prevailed over the other party’s major arguments or positions on major disputed issues.
(l)    Counterparts. This Mortgage may be signed in counterparts, each of which will be deemed an original but will constitute one instrument, and may be delivered personally or by facsimile, email, or certified or registered mail. Mortgagor will, however, promptly provide original physical signature pages for recording.
Signature page follows.

397891

Mortgagor is executing this Mortgage effective as of the Effective Date.

Aina Le’a, Inc.

By:
Printed Name:
As:

Signature page to Purchase-Money Mortgage, Security Agreement, and Financing Statement
397891

STATE OF HAWAII	)
	)	SS
COUNTY OF HAWAII	)

                        On this _________ day of ____________________, 2015, before me appeared _______________________, to me personally known, who being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable in the capacity shown, having been duly authorized to execute such instrument in such capacity.

(seal)	Name:
Notary Public, State of Hawaii
_______ Judicial Circuit

My commission expires on: _____________

Notary Certification

Doc. Date: _________________________ # Pages: __________
_______________________________ _____________ Circuit
[Print Name of Notary]

(seal)	Document Description:
Purchase-Money Mortgage, Security Agreement, and Financing
Statement
____________________________________________________
Notary Signature Date

397891

Exhibit A
to Purchase-Money Mortgage, Security Agreement, and Financing Statement

Description of Land

397891

Exhibit B
to Purchase-Money Mortgage, Security Agreement, and Financing Statement

Description of Lot D-1-B-2

397891

Exhibit C
to Purchase-Money Mortgage, Security Agreement, and Financing Statement

Description of Lot D-1-B-1

397891

LAND COURT	REGULAR SYSTEM
AFTER RECORDATION, RETURN BY MAIL ( )    PICKUP ( )

TERMINATION OF JOINT DEVELOPMENT AGREEMENT

“Buyer”:	Aina Le‘a, Inc., a Delaware corporation with an address of at 201 Waikoloa Beach Drive #2F17, Waikoloa, Hawaii 96738; and

“Seller”:	Bridge Aina Le‘a, LLC, a Hawaii limited liability company with an address of PMB 29, Box 10001, Saipan, MP 96950

“Effective Date”:	___________________________, 20____

Tax Map Key No. (3) 6-8-001-____	This document contains ___ pages

This Termination of Joint Development Agreement (“Termination”) is made as of the Effective Date stated above by Buyer and Seller (collectively, “Parties”).
Buyer and Seller entered into a Joint Development Agreement (“Agreement”) dated December 11, 2009 and recorded a short form of the Agreement titled “Short Form of Joint Development Agreement” in the Bureau of Conveyances as Document No. 2009-188880 on December 11, 2009 (“Short Form”). At the time the Parties entered into the Agreement and

284709

Short Form, Buyer was a Nevada limited liability company. Buyer subsequently converted into a Delaware corporation.
The Parties acknowledge and agree Agreement has been terminated and therefore release, cancel, and terminate the Short Form effective as of the Effective Date.
This Termination may be executed in any number of counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument, binding all of the Parties, notwithstanding all of the Parties are not a signatory to the original or the same counterpart. For all purposes, including, without limitation, recordation, filing, and delivery of this Termination, duplicate unexecuted and unacknowledged pages of the counterparts may be discarded and the remaining pages assembled as one document.
The Parties are executing this Termination effective as of the Effective Date.

Aina Le‘a, Inc.
By:
Printed Name:
As:

Bridge Aina Le‘a, LLC
By:
John Baldwin
As:	Manager

284709

[ADD NOTARY ACKNOWLEDGEMENTS]

MUTUAL RELEASE AGREEMENT
This Mutual Release Agreement (“Agreement”) is made ________________, 2015 (“Effective Date”) by Aina Le’a, Inc., a Delaware corporation (“Aina Le’a”), DW Aina Le’a Development, LLC, a Nevada limited liability company (“DW”), Relco Corp., a Nevada corporation (“Relco”), and Bridge Aina Le’a, LLC, a Hawaii limited liability company (“Bridge”).
Aina Le’a, DW, Relco, and Bridge (collectively, “Parties”) entered into a Purchase and Sale Agreement effective October 1, 2008 relating to certain property Bridge owned on the Island of Hawaii, which was amended and restated by an Amended and Restated Purchase and Sale Agreement dated February 9, 2009 between Bridge, Relco, and DW, which was further amended by a First Modification and Partial Assignment of Amended and Restated Purchase and Sale Agreement dated December 11, 2009 between Bridge, Relco, DW, and Aina Le’a, which was supplemented by a Supplemental Agreement Regarding First Modification and Partial Assignment of Amended and Restated Purchase and Sale Agreement dated December 11, 2009 between Bridge, Relco, DW, and Aina Le’a (collectively, “Previous PSA”).
At the time Aina Le’a entered into the foregoing agreements, Aina Le’a was a Nevada limited liability company named “Aina Le’a, LLC.” Aina Le’a subsequently converted into a Delaware corporation named “Aina Le’a, Inc,” but remains the same entity.
Bridge contends that the Previous PSA was terminated, which Aina Le’a, DW, and Relco dispute.
Concurrently with the execution of this Agreement, Bridge and Aina Le’a are entering into a separate Purchase and Sale Agreement for Residential Property at Aina Le’a (“New PSA”) for Aina Le’a’s purchase from Bridge of certain property on the Island of Hawaii designated as Tax Map Key No. (3) 6-8-001-038, Lot No. B-1-A, consisting of approximately 628.316 acres, and Tax Map Key No. (3) 6-8-001-039, Lot No. D-1-A consisting of approximately 383.033 acres (collectively, “Residential Property”).
Bridge would not be willing to enter into the New PSA unless Aina Le’a, DW, and Relco entered into this Agreement. DW and Relco are affiliates of Aina Le’a and consider it to be in their best interests for Bridge to enter into the New PSA. Aina Le’a, DW, and Relco are entering into this Agreement to induce Bridge to enter into the PSA.
Therefore, the Parties agree as follows:
1.    Termination of Previous PSA. The Parties agree that effective as of the date that Bridge conveys the Residential Property to Aina Le`a, the Previous PSA is terminated.

284709

2.    Release of Claims. Effective as of the date that Bridge conveys the Residential Property to Aina Le‘a, each Party waives, releases, and forever discharges any and all Released Claims against the other Parties and each of their owners, members, managers, partners, joint venturers, directors, officers, agents, employees, employers, insurers, subrogees, indemnitors, successors in interest, subsidiaries, sureties, attorneys, experts, consultants, and successors and assignees. “Released Claims” means any and all defenses, allegations, claims, causes of action, complaints, counterclaims, cross-claims, third-party complaints, complaints over and against, claims for contribution or indemnity, subrogation claims, claims to recover defense costs, other complaints, past, present, or future claims, demands, obligations, actions, causes of action, claims for relief, liability or liabilities, rights, damages, losses, costs, expenses, liens, debts, interest, compensation, fees, litigation expenses, attorney fees, expert fees, consultant fees, loss of use, loss of profits, general damages, consequential damages, exemplary damages, punitive damages, damages of every kind or nature whatsoever whether based on contract, tort, warranty, strict liability, statute, common law, tenders of defense or otherwise, whether in law or equity, whether known or unknown, contingent or uncertain, latent or patent, or whether anticipated or not, resulting from, or arising out of, or related in any way to the Previous PSA or the termination of the Previous PSA. The definition of “Released Claims” does not mean, include, nor extend to any claims that may arise out of the enforcement of this Agreement, nor does it mean or include claims against third parties who are not among the persons or entities released as defined in this section.
3.    Waiver of Jury Trial. THE PARTIES KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT WHICH ANY PARTY MAY HAVE TO TRIAL BY JURY IN ANY PROCEEDING, LITIGATION, OR COUNTERCLAIM BASED ON, ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ANY PARTY. IF THE SUBJECT MATTER OF ANY LAWSUIT IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY WILL PRESENT AS A NON-COMPULSORY COUNTERCLAIM IN ANY SUCH LAWSUIT ANY CLAIM BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT. FURTHERMORE, NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL CANNOT BE WAIVED.
4.    Miscellaneous.
(a)    Integration of Entire Agreement; Amendment. This Agreement is the final, entire agreement among the Parties pertaining to the subject matter of this Agreement, and supersedes all previous agreements and understandings pertaining to this Agreement or its subject matter. The recitals (i.e., the background information provided after the opening paragraph of this Agreement) are a part of this Agreement. This Agreement may not be amended or modified except by a written instrument executed by all of the Parties.
(b)    Severability. If any provision of this Agreement is determined to be invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of that provision in every other respect and the remaining provisions of this

397844

Agreement will not, at the election of the Party for whose benefit the provision exists, be in any way impaired.
(c)    Applicable Law; Disputes. This Agreement will be governed by the laws of the State of Hawaii without regard to the choice of law or principles of conflict of law. The Parties will bring all actions in law, equity, or otherwise arising under this Agreement, or related to the transactions contemplated in this Agreement, exclusively in the federal or state courts of Hawaii, and in no other jurisdiction or venue. Each Party consents to the jurisdiction of such courts. Each Party waives all rights to a jury trial in any dispute pertaining to this Agreement.
(d)    Attorneys’ Fees and Costs. If any Party institutes an arbitration, lawsuit, action, or other proceeding of any nature in connection with any controversy arising out of this Agreement, or to interpret or enforce any rights under this Agreement, the prevailing Party may recover all expenses the prevailing Party incurs in enforcing this Agreement, including but not limited to attorneys’ fees, costs, and expenses of the arbitration, suit, action, or other proceeding. Any judgment or order entered in such action will contain a specific provision providing for the recovery of attorneys’ fees and costs incurred in enforcing such judgment and an award of prejudgment interest from the date of the breach at the maximum rate of interest allowed by law. The prevailing Party will be determined by the court, arbiter, or other decision maker based on an assessment of which Party’s major arguments made or positions taken in the proceedings could fairly be said to have prevailed over the other Party’s major arguments or positions on major disputed issues.
(e)    Legal Representation. Each Party acknowledges and represents that it: (1) was represented by its own legal counsel in the negotiation and execution of this Agreement, (2) had the opportunity to seek advice regarding its legal rights from such counsel, and (3) is not relying on any representation or statement made by any other Party or any other Party’s legal counsel in entering into this Agreement.
(f)    Drafting. No provision of this Agreement may be interpreted for or against any Party on the basis that it drafted such provision, and no presumption or burden of proof may arise disfavoring or favoring any Party because of the authorship of any of the provisions of this Agreement.
(g)    Settlement Not an Admission of Liability. This Agreement is to be construed strictly as a compromise and settlement of all Released Claims between the Parties for the purpose of avoiding further controversy, litigation, costs, and expenses. Nothing in this Agreement is to be construed as an admission of any liability, or fault of any kind or nature whatsoever by any of the Parties, any such liability being expressly denied by all Parties.
(h)    Captions and Headings. In this Agreement, the captions and headings are inserted for convenience, reference, and identification purposes only, and do not control, define, limit, alter, nor affect the matters contained in any provision of this Agreement.
(i)    Counterparts. The Parties and their signatories may separately execute this Agreement in counterparts, all of which together will be an agreement binding on all the

397844

Parties, notwithstanding that all Parties and signatories did not sign the original or the same counterpart. Signature pages may be delivered personally or by facsimile, email, or certified or registered mail.
Signature page follows.

397844

The Parties are executing this Agreement effective as of the Effective Date.

Aina Le'a, Inc.	Relco Corp.

By:	By:
Printed Name:	Printed Name:
As:	As:

DW Aina Le'a Development, LLC	Bridge Aina Le'a, LLC

By:	By:
Printed Name:		John Baldwin
As:	As:	Manager

Signature page to Mutual Release Agreement
397844

LAND COURT	REGULAR SYSTEM
AFTER RECORDATION, RETURN BY: Mail ( ) Pickup (X)
Bays Lung Rose & Holma [BWH] 700 Bishop St., Ste. 900 Honolulu, HI 96813 Telephone: (808) 523-9000
TITLE OF DOCUMENT: ASSIGNMENT OF PARTICIPATION IN NOTE AND MORTGAGE

PARTIES TO DOCUMENT:

“Assignor”:    DW Aina Le’a Development, LLC, a Nevada limited liability company, with a mailing address of P.O. Box 383937, Waikoloa, Hawaii 96738

“Assignee”:    Bridge Aina Le’a, LLC, a Hawaii limited liability company, with a mailing address of P.O. Box 10001, pmb 29, Saipan, MP 96950

Tax Map Key No.: (3) 6-8-001-039	This document contains ___ pages.

357894

This Assignment of Participation in Note and Mortgage (“Assignment”) is made by Assignor and Assignee (collectively, “Parties”) effective as of _____________________, 2015 (“Effective Date”).
Assignee executed and delivered to Carombola Management, LLC, a CNMI limited liability company (“Lender”) Promissory Note dated February 9, 2009 (“Note”) evidencing an initial indebtedness by Assignee to Lender in the principal amount of $18,070,000.00 (“Loan”).
To secure its obligation to repay the Loan, Assignee executed a Mortgage, Security Agreement and Financing Statement dated February 9, 2009 in favor of Lender, recorded in the Bureau of Conveyances of the State of Hawaii (“Bureau”) on February 17, 2009 as Document No. 2009-022388 (“Mortgage”), covering Borrower’s interest in the real property described in the Mortgage. Lender contemporaneously filed a UCC Financing Statement, recorded in the Bureau on February 17, 2009 as Document No. 2009-022389 (“Financing Statement”), naming Assignee as “Debtor.”
Assignor, Assignee, and Lender also entered into a Participation Agreement dated February 9, 2009 (“Participation Agreement”), and an Assignment of Participation in Mortgage, Security Agreement and Financing Statement dated February 9, 2009, recorded in the Bureau as Document No. 2009-022390 (“Previous Assignment”).
The Parties wish for Assignor to assign to Assignee certain rights in and under the foregoing agreements according to the terms of this Assignment.
Therefore, for $1.00 and other good and valuable consideration, the receipt and sufficiency of which the Parties’ acknowledge, the Parties agree as follows:
1.    Assignment and Assumption. Assignor assigns, transfers, and sets over to Assignee all of Assignor’s right, title, and interest in the following (collectively, “Assigned Interests”):
(a)    a 6% “Participation” (as that term is defined in the Participation Agreement) in, to, and under the Mortgage;
(b)    Assignor’s corresponding rights and obligations as “Holder” under the Note in the amount of $1,070,000.00 of the “Principal” (as that term is defined in the Participation Agreement); and
(c)    any other corresponding rights and obligations under the Participation Agreement.
2.    Representations and Warranties. Assignor represents, warrants, and covenants to with Assignee that:
(a)    the Assigned Interests are free and clear of all security agreements and other encumbrances;
(b)    Assignor is the sole owner of the Assigned Interests and has the full right, power, and authority to assign the Assigned Interests to Assignee without obtaining the consent of any third party;

357894

(c)    Following the recordation of this Assignment, Assignor will no have interest in and no right to receive any payments or monies from the Note or Mortgage; and
(d)    Assignor will forever defend title to the Assigned Interests for Assignee, and Assignee’s successors and assigns, against the claims of any persons claiming by or through Assignor.
3.    Miscellaneous.
(a)    Further Action. The Parties will execute and deliver all documents, provide all information, and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Assignment.
(b)    Binding Effect. This Assignment binds and inures to the benefit of the Parties and their successors, legal representatives, and permitted assignees.
(c)    Integration of Entire Agreement. This Assignment is the final, entire agreement among the Parties pertaining to the subject matter of this Assignment, and supersedes all previous agreements and understandings pertaining to this Assignment or its subject matter. All recitals (i.e., any background information provided after the opening paragraph of this Assignment), Exhibits, and Schedules (if any) referenced in this Assignment are a part of this Assignment.
(d)    Applicable Law. This Assignment will be governed by the laws of the State of Hawaii without regard to the choice of law or principles of conflict of law.
(e)    Jurisdiction. The Parties will bring all actions in law, equity, or otherwise arising under this Assignment (or related to the transactions contemplated in this Assignment), exclusively in the federal or state courts sitting in Honolulu, Hawaii, and in no other jurisdiction or venue. Each Party consents to the jurisdiction of such courts. Each Party further agrees that personal jurisdiction over that Party may be effected by service of process by registered or certified mail addressed to the last address that Party provided to the other Parties, and that when so made will be as if served upon that Party personally within the State of Hawaii.
(f)    Attorneys’ Fees and Costs. If any Party institutes an arbitration, lawsuit, action, or other proceeding of any nature in connection with any controversy arising out of this Assignment, or to interpret or enforce any rights under this Assignment, the prevailing Party may recover all expenses the prevailing Party incurs in enforcing this Assignment, including but not limited to attorneys’ fees, costs, and expenses of the arbitration, suit, action, or other proceeding. Any judgment or order entered in such action will contain a specific provision providing for the recovery of attorneys’ fees and costs incurred in enforcing such judgment and an award of prejudgment interest from the date of the breach at the maximum rate of interest allowed by law. The prevailing Party will be determined by the court, arbiter, or other decision maker based on an assessment of which Party’s major arguments made or positions taken in the proceedings could fairly be said to have prevailed over the other Party’s major arguments or positions on major disputed issues.
(g)    Legal Representation. Each Party acknowledges and represents that it: (1) was represented by its own legal counsel in the negotiation and execution of this Assignment; (2) had the opportunity to seek advice regarding its legal rights from such counsel; and (3) is not relying on any representation or statement made by any other Party or any other Party’s legal counsel in entering into this Assignment.
(h)    Drafting. This Assignment is the result of negotiation between sophisticated parties. No provision of this Assignment may be interpreted for or against any Party on the basis that it drafted such provision, and no presumption or burden of proof may arise disfavoring or favoring any Party because of the authorship of any

357894

of the provisions of this Assignment.
(i)    Counterparts. This Assignment may be executed in counterparts. Signature pages may be delivered personally, by mail, or electronically.
Signature page follows.

357894

The Parties are executing this Assignment effective as of the Effective Date.

DW Aina Le’a Development, LLC By: Printed Name: ________________________ As:	Bridge Aina Le’a, LLC By: Printed Name: ________________________ As:

357894
Signature page to Assignment of Participation in Note and Mortgage

STATE OF HAWAII	)
	)	SS
COUNTY OF ___________________	)

                        On this _________ day of ____________________, 201__, before me appeared _______________________, to me personally known, who being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable in the capacity shown, having been duly authorized to execute such instrument in such capacity.

(seal)	Name:
Notary Public, State of Hawaii
_______ Judicial Circuit

My commission expires on: _____________

Notary Certification

Doc. Date: _________________________ # Pages: __________
_______________________________ _____________ Circuit
[Print Name of Notary]

(seal)	Document Description:
Assignment of Participation in Note and Mortgage

____________________________________________________
Notary Signature Date

357894

STATE OF HAWAII	)
	)	SS
COUNTY OF ___________________	)

                        On this _________ day of ____________________, 201__, before me appeared _______________________, to me personally known, who being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable in the capacity shown, having been duly authorized to execute such instrument in such capacity.

(seal)	Name:
Notary Public, State of Hawaii
_______ Judicial Circuit

My commission expires on: _____________

Notary Certification

Doc. Date: _________________________ # Pages: __________
_______________________________ _____________ Circuit
[Print Name of Notary]

(seal)	Document Description:
Assignment of Participation in Note and Mortgage

____________________________________________________
Notary Signature Date

357894

LAND COURT	REGULAR SYSTEM
AFTER RECORDATION, RETURN BY: Mail ( ) Pickup (X)
Bays Lung Rose & Holma [BWH] 700 Bishop St., Ste. 900 Honolulu, HI 96813 Telephone: (808) 523-9000
TITLE OF DOCUMENT:

DESIGNATION AND GRANT OF EASEMENTS A-1-A, A-1-C, A-1-D, A-1-E, A-3, A-6-3, D-2, D-3, D-4, D-5, D-6, L-1, and L-2 (Access, Utility, Drainage, and Landscape Purposes)
AND EXTINGUISHMENT OF EASEMENT A

PARTIES TO DOCUMENT:
“Burdened    Bridge Aina Le‘a, LLC, a Hawaii limited liability company, with a mailing address
Owner”:    of P.O. Box 10001, PMB 29, Saipan, MP 96950 (in Bridge Aina Le‘a, LLC’s     capacity as owner of the Burdened Land (defined below))
“Benefited    Bridge Aina Le‘a, LLC, a Hawaii limited liability company, with a mailing address Owners”:    of P.O. Box 10001, PMB 29, Saipan, MP 96950 (in Bridge Aina Le‘a, LLC’s     capacity as owner of the Commercial Property (defined below), “Bridge”);
Aina Le‘a, Inc., a Delaware corporation, with an address of at 201 Waikoloa Beach Drive, #2F17, Waikoloa, Hawaii 96738 (“Aina Le‘a”); and
Emerald Hawaii Services, Inc., a Hawaii corporation, as successor Trustee under that certain unrecorded Aina Le‘a Land Trust Agreement for Aina Le‘a Land Trust No. 1, as amended and completely restated by unrecorded instrument dated July 7, 2011, with an address of 1 Lincoln Center. 15th Floor, Oakbrook Terrace, IL 60181 (“EHS”)

Tax Map Key No.: (3) 6-8-001-025	This document contains ___ pages.

307044

This Designation and Grant of Easement (“Easement Grant”) is made effective as of __________________, 201__ (“Effective Date”) by the parties identified as Burdened Owner and Benefited Owners above (collectively, “Parties”).
Burdened Owner owns the real property located in Waikoloa, South Kohala on the Island and County of Hawaii, State of Hawaii, designated as Lot A-1-A, Tax Map Key No. (3) 6-8-001-040, consisting of approximately 392.808 acres, on which the Easements (defined below) are located (“Burdened Land”).
Aina Le‘a and EHS own the real property located on the Island of Hawaii, State of Hawaii, designated as Lot No. D-1-B-1, Tax Map Key No. (3) 6-8-001-069, consisting of approximately 23.559 acres, as further described in Exhibit A, and Lot No. D-1-B-2, Tax Map Key No. (3) 6-8-001-036, consisting of approximately 37.863 acres, also as further described in Exhibit A (collectively, “Affordable-Housing Property”). In this Easement Grant, “Affordable-Housing Owners” means the owners of the Affordable-Housing Property.
Aina Le‘a also owns the real property located in Waikoloa, South Kohala, Island and County of Hawaii, State of Hawaii designated Lot B-1-A, TMK (3) 6-8-001-038, as further described in Exhibit B, and Lot D-1-A, TMK (3) 6-8-001-039, also as further described in Exhibit B (collectively, “Residential Property”).
Bridge owns the real property located on the Island of Hawaii, State of Hawaii, designated as Lot No. C-1-A, Tax Map Key No. (3) 6-8-001-025, consisting of approximately 27.016 acres, as further described in Exhibit C (“Commercial Property”).
In this Easement Grant, “Benefited Land” means the Affordable-Housing Property, Residential Property, and Commercial Property. The Burdened Land and the Benefited Land are shown on the copy of Tax Map Plat (3) 6-8-001 attached to this Easement Grant as Exhibit D.
The Parties wish to declare, grant, and accept certain non-exclusive easements over the Burdened Land in favor of the Benefited Land according to the terms of this Easement Grant.
Therefore, for $10 and other consideration, the receipt and sufficiency of which the Parties acknowledge, the Parties agree as follows:
1.    Grant of Easements.
(a)    Burdened Owner creates and grants to Benefited Owners nonexclusive easements as follows:
(1)    “Easement A-1-A”, “Easement A-1-C”, “Easement A-1-D”, “Easement A-1-E”, “Easement A-3”, and “Easement A-6-3” over, across, and under the portion of the Burdened Land designated as such on Exhibit E, as described in detail in Exhibit F, for access and utility purposes for the use and benefit of the Benefited Land;

307044

(2)    “Easement D-2”, “Easement D-3”, “Easement D-4”, “Easement D-5”, and “Easement D-6” over, across, and under the portion of the Burdened Land designated as such on Exhibit E, as described in detail in Exhibit G, for storm drainage purposes for the use and benefit of the Benefited Land; and
(3)    “Easement L-1”, and “Easement L-2” over, across, and under the portion of the Burdened Land designated as such on Exhibit E, as described in detail in Exhibit H, for landscape purposes for the use and benefit of the Benefited Land.
(b)    In this Easement Grant, “Easements” means the foregoing easements collectively, and “Easement Areas” means the areas over, across, and under which the Easements have been granted.
2.    Use of Easement Areas. Benefited Owners will use the Easements and Easement Areas solely for their respective purposes as stated above. Benefited Owners will not commit or permit to be committed any waste in or upon the Easement Areas. Benefited Owners will not maintain any public or private nuisance or any other action which may interfere with or disturb the quiet enjoyment of any surrounding property, nor will Benefited Owners permit the Easement Areas to be used for any improper, offensive, or unlawful purpose.
3.    Extinguishment of Easement A. Easement A, as shown on the Survey Map by Thomas G. Pattison, Licensed Professional Land Surveyor No. 10743 with Pattison Land Surveying, Inc. dated April 21, 2009, being the Subdivision Plat Map approved in County of Hawaii Planning Department Subdivision No. SUB-09-000860, was previously created on the Burdened Land for access and utility purposes. The Parties acknowledge and agree that Easements A-1-A, A-1-C, A-1-D, and A-3 are replacing Easement A. The Parties hereby terminate, cancel, and extinguish Easement A.
4.    Dedication.
(a)    The Parties acknowledge that Burdened Owner, Bridge, and Aina Le‘a are entering into an Agreement Regarding Easements and Utilities dated as of or about the Effective Date of this Easement Grant which is being recorded in the Bureau of Conveyances of the State of Hawaii (“Bureau”) contemporaneously with the recording of this Easement Grant (“Easements/Utilities Agreement”). Among other things, the Easements/Utilities Agreement sets forth certain rights and obligations of Burdened Owner, Bridge, and Aina Le‘a regarding development, construction, and use of certain improvements in the Easement Areas. In this Easement Grant, “Improvement Assignee,” “Improvement Transfer,” and “Transferred Improvement,” have the meanings set forth in the Easements/Utilities Agreement.
(b)    The Easements/Utilities Agreement contemplates the possibility of Aina Le‘a’s performing one or more Improvement Transfers to one or more Improvement Assignees. If Aina Le‘a performs an Improvement Transfer as permitted by the Easements/Utilities Agreement, and all the requirements under the Easements/Utilities

307044

Agreement for such Improvement Transfer are met, then, in connection with such Improvement Transfer:
(1)    the Parties will terminate this Easement Grant with respect to the purpose set forth in this Easement Grant which is associated with such Transferred Improvement (“Transferred-Improvement Purpose”) over the portion of the Easement Area on which that Transferred Improvement is located (“Transferred-Improvement Area”); and
(2)    Burdened Owner will, at the Improvement Assignee’s reasonable request and at no cost to Burdened Owner, grant either: (A) a separate easement (which is separate from and not subject to termination under the terms of this Easement Grant) over the Transferred-Improvement Area for the Transferred-Improvement Purpose in favor of the Improvement Assignee; or (B) if required by the Improvement Assignee, transfer fee-simple interest of the Transferred-Improvement Area to the Improvement Assignee, all at no cost to Burdened Owner, and with reasonable reservations of easements and other rights in favor of Burdened Owner for future use and development of the Transferred-Improvement Area by Burdened Owner. Without limiting the foregoing, Burdened Owner will not be required to incur any costs (including but not limited to survey and application costs) in obtaining any subdivision approval which may be required to effectuate a transfer of the fee-simple interest of the Transferred-Improvement Area to an Improvement Assignee.
5.    Installation of Improvements and Maintenance. Each Benefited Owner will use due care and diligence in the installation, maintenance, repair, and operation of the improvements that it may construct in or upon the Easement Areas, and will keep and maintain them and the Easement Areas in good and safe condition and repair.
6.    Observance of Laws, Etc. Benefited Owners will, at all times during the term hereof, observe, perform, and comply with the requirements of: (a) all laws, statutes, ordinances, rules, and regulations now or hereafter made by any governmental authority with jurisdiction over any Easement, any Easement Area, or any improvement located on any Easement Area; and (b) all covenants, conditions, and restrictions of record applicable to any Easement or any Easement Area.
7.    Condition of Easement Areas. Benefited Owners confirm to Burdened Owner that Benefited Owners have made such investigation of facts concerning the physical condition of the Easement Areas as Benefited Owners have deemed appropriate. Benefited Owners accept the Easement Areas “AS IS,” “WHERE IS,” and “WITH ALL FAULTS”, and understand and agree that Burdened Owner has made and makes no representation or warranty with respect to the condition of any Easement Area or the suitability or fitness of any Easement or any Easement Area for any particular purpose.
8.    Limitation of Liability. Burdened Owner will not be liable or responsible for any loss or damage sustained by Benefited Owners or anyone claiming through or under Benefited Owners by reason of the acts or omissions of Benefited Owners or any

307044

lessee, tenant, licensee, invitee, or other occupant or user of any Easement, any Easement Area, or the surrounding lands of Burdened Owner or any other person.
9.    Insurance. At the Affordable-Housing Owners’ sole expense, the Affordable-Housing Owners will maintain a policy or policies of general liability insurance covering the Easements and the Easement Areas, and all of Benefited Owners’ operations conducted therefrom, in an amount of at least $1,000,000.00 for each occurrence, and naming Burdened Owner as an additional insured. At least once per year, and from time to time upon Burdened Owner’s request, the Affordable-Housing Owners will provide Burdened Owner with evidence reasonably satisfactory to Burdened Owner that the Affordable-Housing Owners have the insurance coverage required by this Easement Grant, and that Burdened Owner is an additional insured thereunder.
10.    Nonexclusive Grant. The rights and easements granted in this Easement Grant are nonexclusive. Burdened Owner reserves all rights with respect to each Easement and the Easement Areas other than as specifically conferred hereby upon Benefited Owners, including, without limitation, the right to: (a) use the Easement Areas for purposes which are not inconsistent with the terms of this Easement Grant; and (b) make one or more nonexclusive grants of rights and easements over the Easement Areas from time to time to governmental authorities, public or private utilities, or other third parties. Benefited Owners consent to all the preceding reservations, as long as such uses by Burdened Owner or others do not unreasonably interfere with the rights of Benefited Owners under this Grant of Easement.
11.    Substantial-Improvement Deadline.
(a)    Benefited Owners must construct Substantial Improvements in the Easement Areas within three years of the Effective Date (“Substantial-Improvement Deadline”). “Substantial Improvements” means: (1) actual physical improvements (i.e., more than simply breaking ground) have been made to all portions of the Easement Areas; and (2) physical improvements sufficient to support the permitted uses contemplated in this Easement Grant have been completed in at least 25% of the Easement Areas.
(b)    Benefited Owners may extend the Substantial-Improvement Deadline by 12 months (“Extended Deadline”) if the Benefited Owners pay Burdened Owner an extension fee of $250,000.00 USD in immediately-available funds before expiration of the Substantial-Improvement Deadline.
12.    Appurtenant to Benefited Land. The Easements are appurtenant to the Benefited Land and may not be transferred or used except with regard to the Benefited Land. The rights relating to the Easements will initially be held by Benefited Owners and thereafter will pass to the heirs, successors, and assigns of Benefited Owners, respectively, as appurtenant to the Benefited Land.
13.    Default and Remedies.

307044

(a)    Ancillary Documents.
(1)    The Parties acknowledge and agree that Burdened Owner and Aina Le‘a are parties to a Purchase and Sale Agreement for Residential Property at Aina Le‘a dated __________________, 201__ (“PSA”) for Burdened Owner’s sale to Aina Le‘a of the Residential Property. Pursuant to the PSA: (A) Burdened Owner made a purchase-money loan to Aina Le‘a in the principal amount of $14,000,000.00 USD (“Loan”) to enable Aina Le‘a to purchase the Residential Property; (B) Aina Le‘a delivered a Promissory Note in the amount of and evidencing the Loan to Burdened Owner dated as of or about the Effective Date of this Easement Grant (“Note”), and delivered a Purchase-Money Mortgage, Security Agreement, and Financing Statement in favor of Burdened Owner dated as of or about the Effective Date of this Easement Grant and recorded in the Bureau as Document No. ___________________ (“Mortgage”) to secure repayment of the Loan; and (C) Aina Le‘a and Burdened Owner entered into the Easements/Utilities Agreement.
(2)    Contemporaneously with the recording of this Easement Grant, the Parties are also entering into and recording the following in the Bureau in favor of the Benefited Land (collectively, “Other Easement Grants”):
(A)    Designation and Grant of Easements A-1-B and D-1 (Access, Utility, and Drainage Purposes) over the real property on the Island of Hawaii designated as Lot B-1-A, TMK (3) 6-8-001-038;
(B)    Designation and Grant of Easements A-6-4 and A-6-5 (Access and Utility Purposes) over the real property on the Island of Hawaii designated as Lot D-1-A, TMK (3) 6-8-001-039; and
(C)    Designation and Grant of Easements A-6-1, A-7, E-1, W-1, and W-2 (Access, Utility, Electrical, Water Tank, and Water Well Purposes) over the real property on the Island of Hawaii designated as Lot F-1, TMK (3) 6-8-001-037.
(b)    Event of Default. “Event of Default” means the occurrence of any one or more of the following:
(1)    The Benefited Owners fail to construct Substantial Improvements in the Easement Areas by the Substantial-Improvement Deadline (or the Extended Deadline, if applicable).
(2)    Any Benefited Owner fails to perform or observe any other obligation of this Easement Grant or the Other Easement Grants and fails to cure that breach within 30 days after receiving notice from Burdened Owner specifying and requesting remedy of the default.

307044

(3)    Any Material Default (as that term is defined in the Easements/Utilities Agreement) occurs.
(c)    Remedies. If an Event of Default occurs, then Burdened Owner may take any one or more of the following actions, without prejudice to or limiting any other remedies Burdened Owner may have:
(1)    Until the Mortgage is released, and as a part of the Burdened Owner’s right to obtain relief for collection of the Note and its rights under the Mortgage, Burdened Owner may terminate this Easement Grant as to any one or more (or any portion) of the Easements and as to any one or more of the Benefited Owners (subject to Section 13(d) Limitation on Remedies against Affordable-Housing Property).
(2)    Take any other actions or pursue any other remedies available under this Easement Grant, at law, or in equity.
(d)    Limitation on Remedies against Affordable-Housing Property. Notwithstanding anything in this Easement Grant to the contrary, Burdened Owner may not terminate any Easement: (1) which is intended for the direct benefit of the Affordable-Housing Property; (2) the improvements for which have been substantially constructed; and (3) which is then currently in use by any Affordable-Housing Owner.
14.    Condemnation. If any portion of the Burdened Land is condemned, taken by, or dedicated to the County of Hawaii, or any governmental entity, the Easements will terminate without further action and Benefited Owners will sign documents recognizing the extinguishment of the Easements.
15.    Indemnification. Each Benefited Owner will indemnify, defend, and hold harmless Burdened Owner and its Affiliates from and against any and all demands, causes of action, claims, losses, liabilities, expenses (including reasonable attorneys’ fees and costs), and damages to persons or property based on, arising out of, caused by, connected to, or related to that Benefited Owner’s (and any of that Benefited Owner’s Affiliate’s): (a) use of any Easement or any Easement Area; (b) negligence; (c) willful misconduct; or (d) breach of this Easement Grant. “Affiliates” means a party’s directors, officers, shareholders, managers, members, partners, incorporators, organizers, agents, employees, attorneys, consultants, advisors, representatives, and affiliates.
16.    Joint and Several. The Affordable-Housing Owners’ obligations under this Easement Grant are joint and several. Except as provided in the Exculpation Section of this Easement Grant, Burdened Owner may proceed against and recover and obtain remedies from either or both Aina Le‘a or HRD for any breach of this Easement Grant by either Aina Le‘a or HRD.
17.    Exculpation. Anything herein contained to the contrary notwithstanding, Burdened Owner will look solely and only to the Trust Property (as such term is defined as of the Effective Date of this Easement Grant in that certain unrecorded Aina Le‘a Land

307044

Trust Agreement for Aina Le‘a Land Trust No. 1, as amended and completely restated by unrecorded instrument dated July 7, 2011) for the payment, performance, and observance of any amount, obligation, or provision to be paid, performed or observed by EHS under this Easement Grant.  Except to the extent of the Trust Property, neither EHS, nor any officer, director, member, principal, or shareholder of EHS, nor any of their respective heirs, administrators, executors, personal representatives, successors, or assigns (EHS and all of such persons being herein referred to as the “EHS Releasees”), will have any personal liability or other personal obligation or any liability for a deficiency for or with respect to any payment, performance, or observance of any amount, obligation, liability, or provisions to be paid, performed, or observed under this Easement Grant, and by its acceptance hereof Burdened Owner agrees not to seek or obtain a deficiency, money judgment, or other judgment against EHS or any EHS Releasee (except to the extent of the Trust Property).
18.    Miscellaneous.
(a)    Waiver of Jury Trial. THE PARTIES KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT WHICH ANY PARTY MAY HAVE TO TRIAL BY JURY IN ANY PROCEEDING, LITIGATION, OR COUNTERCLAIM BASED ON, ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS EASEMENT GRANT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ANY PARTY. IF THE SUBJECT MATTER OF ANY LAWSUIT IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY WILL PRESENT AS A NON-COMPULSORY COUNTERCLAIM IN ANY SUCH LAWSUIT ANY CLAIM BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS EASEMENT GRANT. FURTHERMORE, NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL CANNOT BE WAIVED.
(b)    Notice. Unless otherwise stated in this Easement Grant, notices must be in writing and delivered in person or sent by facsimile, email, or certified or registered mail with postage prepaid and return receipt requested, to each of the persons designated below for each Party, to the address(es) listed below (or such other address as a party may designate by giving written notice to the other parties). Notices will be deemed given on the business day following the date of actual receipt.

307044

To Burdened Owner or Bridge:	Bridge Aina Le‘a, LLC Attention: John Baldwin and Hoolae Paoa P.O. Box 10001 PMB 29 Saipan, MP 96950 Fax No.: (808) 926-9767

With a copy to:	Bays Lung Rose & Holma Attention: Bruce D. Voss and Bart W. Howk Topa Financial Center 700 Bishop St., Ste. 900 Honolulu, HI 96813 Fax No.: (808) 533-4184

And by email to:	John Baldwin at jkb@bccnmi.com Richard Pipes at rp@bccnmi.com Bruce D. Voss at bvoss@legalhawaii.com Bart W. Howk at bhowk@legalhawaii.com

To Aina Le‘a:	Aina Le‘a, Inc. 201 Waikoloa Beach Drive #2F17 Waikoloa, HI 96738 Attention: Robert Wessels and Mark Jackson Email: bob@ainalea.com and Markj@ainalea.com

With a copy to:	Richard P. Bernstein Law Offices of Richard P. Bernstein 701 Howe Avenue, Suite G45 Sacramento, CA 95825 Fax No.: (916) 921-7712 Email: rbernstein@rpblegal.com
To EHS:	Emerald Hawaii Services, Inc., Trustee 1 Lincoln Center. 15th Floor Oakbrook Terrace, IL 60181 Fax No.: E-mail:

With a copy to:	Attention: Fax No.: E-mail:
(c)    Binding Effect. This Easement Grant will inure to the benefit of and will be binding upon the Parties and each of their respective successors and assigns.

307044

(d)    Definitions. The bolding, capitalizing of initial letters, and enclosing of a word or phrase in quotation marks in this Easement Grant means that word or phrase is defined by the surrounding text, as suggested by the context (each a “Defined Term”). Unless otherwise stated or logically required by the context, each use of a Defined Term with capitalized initial letters but without bolding and quotation marks incorporates the corresponding definition. An uncapitalized word or phrase is not a Defined Term and retains its common or legal term-of-art meaning, as applicable, notwithstanding that the word or phrase may contain the same text as a Defined Term.
(e)    Pronouns and Plurals. Whenever the context may require, any pronoun used in this Easement Grant includes the corresponding masculine, feminine, or neuter forms. The singular form of Defined Terms, nouns, pronouns, and verbs include the plural, and vice versa.
(f)    Integration of Entire Agreement. This Easement Grant is the final, entire agreement among the Parties pertaining to the subject matter of this Easement Grant, and supersedes all previous agreements and understandings pertaining to this Easement Grant or its subject matter. All recitals (i.e., any background information provided after the opening paragraph of this Easement Grant), Exhibits, and Schedules (if any) referenced in this Easement Grant are a part of this Easement Grant.
(g)    No Waiver. A failure by a Party to require strict performance of any provision of this Easement Grant, or to exercise any right or remedy arising because of a breach, is not a waiver of that breach or any other covenant, duty, agreement, or condition. Any extension or waiver by any Party of any provision in this Easement Grant will be valid only if set forth in writing signed by that Party.
(h)    Amendment. This Easement Grant may not be amended or modified except by a written instrument executed by all of the Parties.
(i)    Severability. If any provision of this Easement Grant is determined to be invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of that provision in every other respect and the remaining provisions of this Easement Grant will not, at the election of the Party for whose benefit the provision exists, be in any way affected or impaired.
(j)    Applicable Law. This Easement Grant will be governed by the laws of the State of Hawaii without regard to the choice of law or principles of conflict of law.
(k)    Jurisdiction. The Parties will bring all actions in law, equity, or otherwise arising under this Easement Grant (or related to the transactions contemplated in this Easement Grant), exclusively in the federal or state courts sitting in Honolulu, Hawaii, and in no other jurisdiction or venue. Each Party consents to the jurisdiction of such courts. Each Party further agrees that personal jurisdiction over that Party may be effected by service of process by registered or certified mail addressed to the last address that Party provided to the other Parties, and that when so made will be as if served upon that Party personally within the State of Hawaii.

307044

(l)    Attorneys’ Fees and Costs. If any Party institutes lawsuit in connection with any controversy arising out of this Easement Grant, or to interpret or enforce any rights under this Easement Grant, the prevailing Party may recover all expenses the prevailing Party incurs in enforcing this Easement Grant, including but not limited to attorneys’ fees, costs, and expenses of the lawsuit. Any judgment or order entered in such lawsuit will contain a specific provision providing for the recovery of attorneys’ fees and costs incurred in enforcing such judgment and an award of prejudgment interest from the date of the breach at the maximum rate of interest allowed by law. The prevailing Party will be determined by the court based on an assessment of which Party’s major arguments made or positions taken in the lawsuit could fairly be said to have prevailed over the other Party’s major arguments or positions on major disputed issues.
(m)    Legal Representation. Each Party acknowledges and represents that it (1) was represented by its own legal counsel in the negotiation and execution of this Easement Grant, (2) had the opportunity to seek advice regarding its legal rights from such counsel, and (3) is not relying on any representation or statement made by any other Party or any other Party’s legal counsel in entering into this Easement Grant.
(n)    Drafting. This Easement Grant is the result of negotiation between sophisticated parties. No provision of this Easement Grant may be interpreted for or against any Party on the basis that it drafted such provision, and no presumption or burden of proof may arise disfavoring or favoring any Party because of the authorship of any of the provisions of this Easement Grant.
(o)    Counterparts. This Easement Grant may be executed in counterparts. Signature pages may be delivered personally, by mail, or electronically.
Signature page follows.

307044

The Parties are executing this Easement Grant to be effective as of the Effective Date.

Aina Le‘a, Inc. By: Printed Name: As: Emerald Hawaii Services, Inc., as Trustee aforesaid By: Printed Name: As:	Bridge Aina Le‘a, LLC By: John Baldwin As: Manager

Exhibit List

Exhibit A:	Description of Affordable-Housing Property

Exhibit B:	Description of Residential Property

Exhibit C:	Description of Commercial Property

Exhibit D:	Tax Map Plat (3) 6-8-001

Exhibit E:	Map of Easements

Exhibit F:	Description of Easements A-1-A, A-1-C, A-1-D, A-1-E, A-3, and A-6-3

Exhibit G:	Description of Easements D-2, D-3, D-4, D-5, and D-6

Exhibit H:	Description of Easements L-1 and L-2

Signature page to Designation and Grant of Easements A-1-A, A-1-C, A-1-D, A-1-E, A-3, A-6-3, D-2, D-3, D-4, D-5, D-6, L-1, and L-2

307044

[ATTACH NOTARY ACKNOWLEDGEMENTS]

307044

Exhibit A
to Designation and Grant of Easements
A-1-A, A-1-C, A-1-D, A-1-E, A-3, A-6-3, D-2, D-3, D-4, D-5, D-6, L-1, and L-2
(Access, Utility, Drainage, and Landscape Purposes)
and Extinguishment of Easement A

Description of Affordable-Housing Property

307044

Exhibit B
to Designation and Grant of Easements
A-1-A, A-1-C, A-1-D, A-1-E, A-3, A-6-3, D-2, D-3, D-4, D-5, D-6, L-1, and L-2
(Access, Utility, Drainage, and Landscape Purposes)
and Extinguishment of Easement A

Description of Residential Property

355805

Exhibit C
to Designation and Grant of Easements
A-1-A, A-1-C, A-1-D, A-1-E, A-3, A-6-3, D-2, D-3, D-4, D-5, D-6, L-1, and L-2
(Access, Utility, Drainage, and Landscape Purposes)
and Extinguishment of Easement A

Description of Commercial Property

307044

Exhibit D
to Designation and Grant of Easements
A-1-A, A-1-C, A-1-D, A-1-E, A-3, A-6-3, D-2, D-3, D-4, D-5, D-6, L-1, and L-2
(Access, Utility, Drainage, and Landscape Purposes)
and Extinguishment of Easement A

Tax Map Plat (3) 6-8-001

307044

6 8 01 3RD DIST
SEA
PUAKO
PUU ANAHULU
WAIKOLOA F. R.
PLAT OF DEVELOPMENT 1172
WAIKOLOA F. RANCH LOTS SEC. B 1139
WAIKOLOA SEC. A F.
HAMALAHOA
HIGHWAY
QUEEN KAAHUMANU
13,266.024 Ac±
Richard P. Smart Trust
INSET
FOR WAIKOLOA, SOUTH KOHALA, HAWAII
HOOHANA
STREET
FOR PROPERTY ASSESSMENT PURPOSES
SUBJECT TO CHANGE
DEPARTMENT OF TAXATION
PROPERTY TECHNICAL OFFICE
TAX MAPS BRANCH
STATE OF HAWAII
TAX MAP
TAXATION DISTRICT
ZONE SEC. PLAT
6 8 01

307044

Exhibit E
to Designation and Grant of Easements
A-1-A, A-1-C, A-1-D, A-1-E, A-3, A-6-3, D-2, D-3, D-4, D-5, D-6, L-1, and L-2
(Access, Utility, Drainage, and Landscape Purposes)
and Extinguishment of Easement A

Map of Easements

307044

Exhibit F
to Designation and Grant of Easements
A-1-A, A-1-C, A-1-D, A-1-E, A-3, A-6-3, D-2, D-3, D-4, D-5, D-6, L-1, and L-2
(Access, Utility, Drainage, and Landscape Purposes)
and Extinguishment of Easement A

Description of Easements A-1-A, A-1-C, A-1-D, A-1-E, A-3, and A-6-3

LEGAL DESCRIPTION OF EASEMENT A‐1‐A
FOR ACCESS AND UTILITY PURPOSES
Being upon and across Lot A‐1‐A of Subdivision S09‐000860

BEING A PORTION OF ROYAL PATENT 5678, LAND COMMISSION AWARD 8521‐B, APANA 1 TO G. D. HUEU, AT WAIKOLOA, SOUTH KOHALA, ISLAND OF HAWAII, COUNTY OF HAWAII, STATE OF HAWAII

Beginning at the most Northern corner of this herein described access and utility easement, being also the most Northern corner of Lot A‐1‐A and the most Western corner of Lot B‐1‐A of Subdivision S09‐000860, being a portion of Royal Patent 8521‐B, Apana 1 to G. D. Hueu and also being along the Southeast side of Queen Kaahumanu Highway, the coordinates of said point of beginning referred to Government Survey Triangulation Station “PUU HINAI” being 11,981.00 feet North and 22,364.26 feet West and thence running by azimuths measured clockwise from true South:

Thence along the remainder of Royal Patent 5671, Land Commission Award 8521‐B, Apana 1 to G. D. Hueu, with the following thirty‐three (33) courses:
Thence along the Southwest side of Lot B‐1‐A with the following six (6) courses:
1. 317°21’00”	280.26 feet
2. 47°21’00”	20.00 feet
Thence along a curve to the right with a radius of 530.00 feet, the chord azimuth and distance being:
3. 330°49’36”	247.03 feet
4. 344°18’12”	405.80 feet
Thence along a curve to the left with a radius of 470.00 feet, the chord azimuth and distance being:
5. 325°58’21”	295.63 feet
6. 307°38’30”	24.59 feet
Thence continuing along the North line of this herein described easement with the following seven (7) courses:
7. 307°38’30”	658.90 feet	partly along Lot C‐1‐A of Subdivision S09‐000860
and crossing into Lot A‐1‐A of Subdivision S09‐000860;

307044

Thence along the South line of this herein described easement upon and across Lot A‐1‐A of Subdivision S09‐000860 with the following twelve (12) courses:
Thence along a curve to the left with a radius of 470.00 feet, the chord azimuth and distance being:
8. 292°14’58”	249.50 feet
9. 276°51’26”	1164.91 feet
Thence along a curve to the right with a radius of 530.00 feet, the chord azimuth and distance being:
10. 301°29’14”	441.76 feet
11. 326°07’03”	1058.69 feet
Thence along a curve to the left with a radius of 470.00 feet, the chord azimuth and distance being:
12. 314°08’31”	195.04 feet
13. 302°10’00”	2150.32 feet
14. 32°10’00”	80.00 feet	along the East end of this herein described easement;
15. 122°10’00”	2150.32 feet
Thence along a curve to the right with a radius of 550.00 feet, the chord azimuth and distance being:
16. 134°08’31”	228.24 feet
17. 146°07’03”	1032.29 feet
Thence along a curve to the left with a radius of 450.00 feet, the chord azimuth and distance being:
18. 121°29’14.5”	375.08 feet
19. 96°51’26”	437.94 feet
20. 186°51’26”	40.00 feet	along Lot A‐2;
21. 96°51’26”	350.07 feet	along Lot A‐2;
22. 06°51’26”	40.00 feet	along Lot A‐2;
Thence along the South line of this herein described easement upon and across Lot A‐1‐A of Subdivision S09‐000860 with the following three (3) courses:
23. 96°51’26”	394.12 feet
Thence along a curve to the right with a radius of 570.00 feet, the chord azimuth and distance being:
24. 112°14’58”	302.58 feet
25. 127°38’30”	330.97 feet
26. 217°38’30”	40.00 feet	along Lot A‐3;
27. 127°38’30”	50.00 feet	along Lot A‐3;
28. 37°38’30”	40.00 feet	along Lot A‐3;
Thence along the South line of this herein described easement upon and across Lot A‐1‐A of Subdivision S09‐000860 with the following five (5) courses:
29. 127°38’30”	285.59 feet

307044

Thence along a curve to the right with a radius of 520.00 feet, the chord azimuth and distance being:
30. 145°58’21”	327.08 feet
31. 164°18’12”	449.24 feet
Thence along a curve to the left with a radius of 450.00 feet, the chord azimuth and distance being:
32. 150°49’36”	209.74 feet
33. 137°21’00”	280.25 feet	280.25 feet
Thence along a curve to the left with a radius of 22820.35 feet, the chord azimuth and distance being:
34. 227°20’59”	100.00 feet	along the Southeast of Queen Kaahumanu Highway to the point of beginning and containing an area of 14.171 acres, more or less.

LEGAL DESCRIPTION OF EASEMENT A-1-C
FOR ACCESS AND UTILITY PURPOSES
Being upon and across Lot A-3 of Aina Lea

BEING A PORTION OF ROYALPATENT 5678, LAND COMMISSION AWARD 8521-B, APANA 1 TO G. D. HUEU, AT WAIKOLOA, SOUTH KOHALA, ISLAND OF HAWAII, COUNTY OF HAWAII, STATE OF HAWAII

Beginning at the most Northern corner of this herein described access and utility easement, being also a Northern corner of Lot A-3, being a portion of Royal Patent 8521-B, Apana 1 to G. D. Hueu, the coordinates of said point of beginning referred to Government Survey Triangulation Station "PUU HINAI" being 10,677.68 feet North and 21,590.55 feet West and thence running by azimuths measured clockwise from true South:

Thence along the remainder of Royal Patent 5671, Land Commission Award 8521-B, Apana 1 to G. D. Hueu, with the following four (4) courses:
1. 307°38’30”	50.00 feet	along Lot A-3;
2. 37°"38’30”	40.00 feet	along Lot A-3;
3. 127°38’30”	50.00 feet	upon and across Lot A-3;
4. 217°38’30”	40.00 feet	to the point of beginning and containing an area of 2,000 sq. ft., more or less.

LEGAL DESCRIPTION OF EASEMENT A-l-D
FOR ACCESS AND UTILITY PURPOSES
Being upon and across Lot A-2 of Aina Lea

307044

BEING A PORTION OF ROYALPATENT 5678, LAND COMMISSION AWARD 8521-B, APANA 1 TO G. D. HUEU, AT WAIKOLOA, SOUTH KOHALA, ISLAND OF HAWAII, COUNTY OF HAWAII, STATEOF HAWAII

Beginning at the Northwest corner of this herein described access and utility easement, being also the upper Northwest corner of Lot A-2, being a portion of Royal Patent 8521-B, Apana 1 to G. D. Hueu, the coordinates of said point of beginning referred to Government Survey Triangulation Station "PUU HINAI" being 10,677.68 feet North and 21,590.55 feet West and thence running by azimuths measured clockwise from true South:

Thence along the remainder of Royal Patent 5671, Land Commission Award 8521-B, Apana 1 to G. D. Hueu, with the following four (4) courses:
1. 276°51’26”	350.07 feet	along Lot A-2;
2. 06°51’26”	40.00 feet	along Lot A-2;
3. 96°51’26”	350.07 feet	upon and across Lot A-2;
4. 186°51’26”	40.00 feet	to the point of beginning and containing an area of 14,003 sq. ft., more or less.

LEGAL DESCRIPTION OF EASEMENT A-l-E
FOR ACCESS AND UTILITY PURPOSES
Being upon and across Lot A-1-A of Subdivision S09-000860

BEING A PORTION OF ROYAL PATENT 5678, LAND COMMISSION AWARD 8521-B, APANA 1 TO G. D. HUEU, AT WAIKOLOA, SOUTH KOHALA, ISLAND OF HAWAII, COUNTY OF HAWAII, STATE OF HAWAII

Beginning at the most Eastern corner of this herein described easement, being also the most Western corner of Lot D-1-B of Subdivision S09-000860, being a portion of Royal Patent 8521-B, Apana 1 to G. D. Hueu, the coordinates of said point of beginning referred to Government Survey Triangulation Station “PUU HINAI” being 10,127.46 feet North and 19,543.00 feet West and thence running by azimuths measured clockwise from true South:

307044

Thence along the remainder of Royal Patent 5671, Land Commission Award 8521-B, Apana 1 to G. D. Hueu, with the following thirteen (13) courses:
1. 56°00'00"	21.86 feet	upon and across Lot A-1-A, along Easement L-1, to a point;
2. 115°19'59"	335.92 feet	upon and across Lot A-1-A, along Easement A-1-A, to a point;
Thence along a curve to the left with a radius of 470.00 feet, the chord azimuth and distance being:
3. 96°51'26"	837.80 feet	upon and across Lot A-1-A, along Easement A-1-A, to a point;
4. 234°50'00"	296.76 feet	upon and across Lot A-1-A, thence along Lot C-1-A of Subdivision S09-000860, to a point;
5. 261°55'00"	221.21 feet	along Lot C-1-A of Subdivision S09-000860, to a point;
6. 237°15'00"	50.00 feet	along same, to a point;
Thence along a curve to the left with a radius of 650.00 feet, the chord azimuth and distance being:
7. 309°06'34"	404.75 feet	along Lot B-1-A of Subdivision S09-000860, to a point;
8. 301°26'17"	393.60 feet	along Lot D-1-A of Subdivision S09-000860, to the point of beginning and containing an area of 3.25 acres, more or less.

LEGAL DESCRIPTION OF EASEMENT A-3
FOR ROAD AND UTILITY PURPOSES
Being upon and across Lot A-l-A of Subdivision S09-000860

BEING A PORTION OF ROYALPATENT 5678, LAND COMMISSION AWARD 8521-B, APANA 1 TO G. D. HUEU, AT WAIKOLOA, SOUTH KOHALA, ISLAND OF HAWAII, COUNTY OF HAWAII, STATEOF HAWAII

Beginning at the Northeast corner of this herein described easement, being on the South side of Lot D-1-B and the North side of Lot A-1-A of this subdivision, being a portion of Royal Patent 5678, Land Commission Award 8521-B, Apana 1 to G. D. Hueu, the coordinates of said point of beginning referred to Government Survey Triangulation Station "PUU HINAI" being 9,821.85 feet North and 19,336.86 feet West and thence running by azimuths measured clockwise from true South:

307044

Thence along the remainder of Royal Patent 5671, Land Commission Award 8521-B, Apana 1 to G. D. Hueu, with the following four (4) courses:
1. 326°00’00”	51.39 feet	along Lot D-1-B-2;
Thence along a curve to the left with a radius of 15.00 feet, the chord azimuth and distance being:
2. 02°28’04”	17.78 feet	to a point on the Northeast side of Easement A-1-A;
3. 146°07’03”	80.00 feet	along Easement A-1-A;
4. 289°58'42"	17.69 feet	to the point of beginning and containing an area of 619 square feet, more or less.

LEGAL DESCRIPTION OF EASEMENT A-6-3
FOR ACCESS AND UTILITY PURPOSES
Being upon and across Lot A-1-A of Subdivision 09-000860

BEING A PORTION OF ROYALPATENT 5678, LAND COMMISSION AWARD 8521-B, APANA 1 TO G. D. HUEU, AT WAIKOLOA, SOUTH KOHALA, ISLAND OF HAWAII, COUNTY OF HAWAII, STATEOF HAWAII

Beginning at the Most Southerly corner of Lot D-l-A (Sub 09-000860), being a common corner with Lot A-l-A (Sub 09-000860), being the Southeast corner of Easement "A-6-4", the coordinates of said point of beginning referred to Government Survey Triangulation Station "PUU HINAI" being 7877.16 feet North and 16932.27 feet West and thence running by azimuths measured clockwise from true South:

Thence along the remainder of Royal Patent 5671, Land Commission Award 8521-B, Apana 1 to G. D. Hueu, with the following Eight (8) courses:
1. 214°56’00”	742.53 feet	along Lot D-l-A to a Westerly corner of Lot F-l (Sub 04-000077-R);
2. 347°32’00”	40.76 feet	along Lot F-l to a point;
Thence upon and across Lot A-l-A (Sub 09-000860), with the following Five (5) courses:
3. 34°56’00”	803.60 feet	to a point;
4. 122°10’00”	25.69 feet	to a point;
5. 212°10’00”	80.00 feet	along Easement “A-l-A” to a point;
6. 122°10’00”	30.52 feet	continuing along Easement “A-l-A” to a point;
7. 214°56’00”	10.01 feet	to a point on the Southerly line of Lot D-l-A (Sub 09-000860);
8. 302°10’00”	30.04 feet	to the point of beginning and containing an area of 0.566 acre, more or less.

307044

Exhibit G
to Designation and Grant of Easements
A-1-A, A-1-C, A-1-D, A-3, A-6-3, D-2, D-3, D-4, D-5, D-6, L-1, and L-2
(Access, Utility, Drainage, and Landscape Purposes)
and Extinguishment of Easement A

Description of Easements D-2, D-3, D-4, D-5, and D-6

LEGAL DESCRIPTION OF EASEMENT D‐2
FOR STORM DRAINAGE PURPOSES
Being upon and across Lot A‐1‐A of Subdivision S09‐000860

BEING A PORTION OF ROYAL PATENT 5678, LAND COMMISSION AWARD 8521‐B, APANA 1 TO G. D. HUEU, AT WAIKOLOA, SOUTH KOHALA, ISLAND OF HAWAII, COUNTY OF HAWAII, STATE OF HAWAII

Beginning at the North corner of this herein described easement on the Southeast side of Queen Kaahumanu Highway, being also the West corner of Easement “A‐1‐A” of this subdivision, being a portion of Royal Patent 5678, Land Commission Award 8521‐B, Apana 1 to G. D. Hueu, the coordinates of said point of beginning referred to Government Survey Triangulation Station “PUU HINAI” being 11,913.25 feet North and 22,437.81 feet West and thence running by azimuths measured clockwise from true South:

Thence along the remainder of Royal Patent 5671, Land Commission Award 8521‐B, Apana 1 to G. D. Hueu, with the following nine (9) courses:
1. 317°21’00”	280.25 feet
Thence along a curve to the right with a radius of 450.00 feet, the chord azimuth and distance being:
2. 318°40’53”	20.91 feet
3. 50°00’47”	20.00 feet
Thence along a curve to the left with a radius of 430.00 feet, the chord azimuth and distance being:
4. 138°40’53”	19.98 feet
5. 137°21’00”	130.25 feet
6. 47°21’00”	30.00 feet
7. 90°31’10”	192.77 feet

307044

8. 47°48’44”	129.38 feet
9. 137°48’44”	20.01 feet
Thence along a curve to the left with a radius of 22,820.35 feet, the chord azimuth and distance being:
10. 227°52’36”	319.82 feet	along Queen Kaahumanu Highway to the point of beginning and containing an area of 24,958 sq. ft., more or less.

LEGAL DESCRIPTION OF EASEMENT D-3
FOR STORM DRAINAGE PURPOSES
Being upon and across Lot A-1-A of Subdivision S09-000860

BEING A PORTION OF ROYALPATENT 5678, LAND COMMISSION AWARD 8521-B, APANA 1 TO G. D. HUEU, AT WAIKOLOA, SOUTH KOHALA, ISLAND OF HAWAII, COUNTY OF HAWAII, STATE OF HAWAII

Beginning at the North corner of this herein described easement on the Southwest side of Easement “A-1-A” of this subdivision, being a portion of Royal Patent 5678, Land Commission Award 8521-B, Apana 1 to G. D. Hueu, the coordinates of said point of beginning referred to Government Survey Triangulation Station “PUU HINAI” being 10,890.42 feet North and 21,915.47 feet West and thence running by azimuths measured clockwise from true South:

Thence along the remainder of Royal Patent 5671, Land Commission Award 8521-8, Apana 1 to G. D. Hueu,
With the following four (4) courses:

Thence along a curve to the left with a radius of 520.00 feet, the chord azimuth and distance being:
1. 313°54’19”	90.74 feet	along Easement A-1-A;
2. 38°53’59”	50.00 feet
Thence along a curve to the right with a radius of 570.00 feet, the chord azimuth and distance being:
3. 133°54’19”	99.47 feet
4. 228°54’39”	50.00 feet	to the point of beginning and containing an area of 4761 sq. ft., more or less.

307044

LEGAL DESCRIPTION OF EASEMENT D-4
FOR STORM DRAINAGE PURPOSES
Being upon and across Lot A-1-A of Subdivision S09-000860

BEING A PORTION OF ROYALPATENT 5678, LAND COMMISSION AWARD 8521-B, APANA 1 TO G. D. HUEU, AT WAIKOLOA, SOUTH KOHALA, ISLAND OF HAWAII, COUNTY OF HAWAII, STATE OF HAWAII

Beginning at the Southeast corner of this herein described easement and being a corner of Lot A-2, being a portion of Royal Patent 5678, Land Commission Award 8521-B, Apana 1 to G. D. Hueu, the coordinates of said point of beginning referred to Government Survey Triangulation Station “PUU HINAI” being 10,110.73 feet North and 20,658.91 feet West and thence running by azimuths measured clockwise from true South:

Thence along the remainder of Royal Patent 5671, Land Commission Award 8521-B, Apana 1 to G. D. Hueu,
With the following four (4) courses:
1. 96°51’26”	50.00 feet	along Lot A-2;
2. 186°51’26”	142.00 feet
3. 276°51’26”	50.00 feet	along Easement A-1-A;
4. 06°51’26”	142.00 feet	to the point of beginning and containing an area of 7,100 sq. ft., more or less.

307044

LEGAL DESCRIPTION OF EASEMENT D-5
FOR STORM DRAINAGE PURPOSES
Being upon and across Lot A-1-A of Subdivision S09-000860

BEING A PORTION OF ROYALPATENT 5678, LAND COMMISSION AWARD 8521-B, APANA 1 TO G. D. HUEU, AT WAIKOLOA, SOUTH KOHALA, ISLAND OF HAWAII, COUNTY OF HAWAII, STATE OF HAWAII

Beginning at the North corner of this herein described easement being in the Southwest line of Easement A-1-A, being a portion of Royal Patent 5678, Land Commission Award 8521-B, Apana 1 to G. D. Hueu, the coordinates of said point of beginning referred to Government Survey Triangulation Station “PUU HINAI” being 9,462.88 feet North and 19,204.74 feet West and thence running by azimuths measured clockwise from true South:

Thence along the remainder of Royal Patent 5671, Land Commission Award 8521-B, Apana 1 to G. D. Hueu,
With the following four (4) courses:
1. 326°07’03”	50.00 feet	along Easement A-1-A;
2. 56°07’03”	50.00 feet
3. 146°07’03”	50.00 feet
4. 236°07’03”	50.00 feet	to the point of beginning and containing an area of 2,500 sq. ft., more or less.

LEGAL DESCRIPTION OF EASEMENT D-6
FOR STORM DRAINAGE PURPOSES
Being upon and across Lot A-1-A of Subdivision S09-000860

BEING A PORTION OF ROYAL PATENT 5678, LAND COMMISSION AWARD 8521-B, APANA 1 TO G. D. HUEU, AT WAIKOLOA, SOUTH KOHALA, ISLAND OF HAWAII, COUNTY OF HAWAII, STATE OF HAWAII

Beginning at the North corner of this herein described easement being in the Southwest line of Easement A-1-A, being a portion of Royal Patent 5678, Land Commission Award 8521-B, Apana 1 to G. D. Hueu, the coordinates of said point of beginning referred to Government Survey Triangulation Station “PUU HINAI” being 8,368.21 feet North and 17,882.11 feet West and thence running by azimuths measured clockwise from true South:

307044

Thence along the remainder of Royal Patent 5671, Land Commission Award 8521-B, Apana 1 to G. D. Hueu,
With the following four (4) courses:
1. 302°10’00”	50.00 feet	along Easement A-1-A;
2. 32°10’00”	50.00 feet
3. 122°10’00”	50.00 feet
4. 212°10’00”	50.00 feet	to the point of beginning and containing an area of 2,500 sq. ft., more or less.

307044

Exhibit H
to Designation and Grant of Easements
A-1-A, A-1-C, A-1-D, A-3, A-6-3, D-2, D-3, D-4, D-5, D-6, L-1, and L-2
(Access, Utility, Drainage, and Landscape Purposes)
and Extinguishment of Easement A

Description of Easements L-1 and L-2

LEGAL DESCRIPTION OF EASEMENT L-l
FOR LANDSCAPE PURPOSES
Being upon and across Lot A-1-A of Subdivision S09-000860

BEING A PORTION OF ROYALPATENT 5678, LAND COMMISSION AWARD 8521-B, APANA 1 TO G. D. HUEU, AT WAIKOLOA, SOUTH KOHALA, ISLAND OF HAWAII, COUNTY OF HAWAII, STATE OF HAWAII

Beginning at the Southeast corner of this herein described easement, being the Northeast corner of Easement A-3, being a portion of Royal Patent 5678, Land Commission Award 8521-B, Apana 1 to G. D. Hueu, the coordinates of said point of beginning referred to Government Survey Triangulation Station “PUU HINAI” being 9,821.85 feet North and 19,336.86 feet West and thence running by azimuths measured clockwise from true South:

Thence along the remainder of Royal Patent 5671, Land Commission Award 8521-B, Apana 1 to G. D. Hueu,
With the following five (5) courses:
Thence along a curve to the right with a radius of 15.00 feet, the chord azimuth and distance being:
1. 109°58’42”	17.69 feet	along Easement A-3;
2. 146°07’03”	241.31 feet	along Easement A-1-A;
Thence along a curve to the left with a radius of 530.00 feet, the chord azimuth and distance being:
3. 139°57’48”	113.64 feet	along Easement A-1-A;
4. 236°00’00”	21.86 feet
5. 326°00’00”	368.63 feet	along Lot D-1-B to the point of beginning and containing an area of 4,124 sq. ft., more or less.

307044

LEGAL DESCRIPTION OF EASEMENT L-2
FOR LANDSCAPE PURPOSES
Being upon and across Lot A-l-A of Subdivision S09-000860

BEING A PORTION OF ROYALPATENT 5678, LAND COMMISSION AWARD 8521-B, APANA 1 TO G. D. HUEU, AT WAIKOLOA, SOUTH KOHALA, ISLAND OF HAWAII, COUNTY OF HAWAII, STATE OF HAWAII

Beginning at the Northeast corner of this herein described easement, being the Southeast corner of Easement A-3, being a portion of Royal Patent 5678, Land Commission Award 8521-B, Apana 1 to G. D. Hueu, the coordinates of said point of beginning referred to Government Survey Triangulation Station “PUU HINAI” being 9,779.25 feet North and 19,308.13 feet West and thence running by azimuths measured clockwise from true South:

Thence along the remainder of Royal Patent 5671, Land Commission Award 8521-B, Apana 1 to G. D. Hueu,
With the following four (4) courses:
along Lot D-l-B and Lot D-l-A;
1. 326°00’00”	471.38 feet	along Lot D-l-B and Lot D-l-A;
2. 56°07’03”	11.51 feet
3. 146°07’03”	457.06 feet	along Easement A-l-A;
Thence along a curve to the right with a radius of 15.00 feet, the chord azimuth and distance being:
4. 182°28’04”	17.78 feet	along Easement A-3 to the point of beginning and containing an area of 5,156 sq. ft., more or less.

307044

LAND COURT	REGULAR SYSTEM
AFTER RECORDATION, RETURN BY: Mail ( ) Pickup (X)
Bays Lung Rose & Holma [BWH] 700 Bishop St., Ste. 900 Honolulu, HI 96813 Telephone: (808) 523-9000
TITLE OF DOCUMENT: AGREEMENT REGARDING EASEMENTS AND UTILITIES

PARTIES TO DOCUMENT:

“Bridge”:     Bridge Aina Le‘a, LLC, a Hawaii limited liability company, with a mailing address of P.O. Box 10001, PMB 29, Saipan, MP 96950
“Aina Le‘a”:     Aina Le‘a, Inc., a Delaware corporation, with an address of 201 Waikoloa Beach Drive, #2F17, Waikoloa, Hawaii 96738

Tax Map Key Nos.: (3) 6-8-001-025; (3) 6-8-001-037; (3) 6-8-001-038; (3) 6-8-001-039; and (3) 6-8-001-040	This document contains ___ pages.

397880

This Agreement Regarding Easements and Utilities (“Agreement”) is made effective as of __________________________, 2015 by the parties identified as Bridge and Aina Le‘a above (collectively, “Parties”) to be effective as of the date this Agreement is recorded in the Bureau of Conveyances of the State of Hawaii (“Bureau”).
The parcels of real property affected by this Agreement are depicted on the copy of the Tax Map Plat (3) 6-8-001 attached to this Agreement as Exhibit A.
Bridge owns the real-property lots located in Waikoloa, South Kohala on the Island and County of Hawaii, State of Hawaii designated as (collectively, “Bridge Property”):

(a)	Lot C-1, Tax Map Key No. (“TMK”) (3) 6-8-001-025, as described in more detail on Exhibit B (“Lot C-1-A/025”);

(b)	Lot F-1, TMK (3) 6-8-001-037, as described in more detail on Exhibit C (“Lot F-1/037”); and

(c)	Lot A-1-A, TMK (3) 6-8-001-040, as described in more detail on Exhibit D (“Lot A-1-A/040”).
In this Agreement, “Agricultural Property” means Lot F-1/037 and Lot A-1-A/040 collectively. “Commercial Property” means Lot C-1-A/025.
Aina Le‘a owns the real-property lots in Waikoloa designated as (collectively, “Residential Property”):

(a)	Lot B-1-A, TMK (3) 6-8-001-038, as described in more detail on Exhibit E (“Lot B-1-A/038”); and

(b)	Lot D-1-A, TMK (3) 6-8-001-039, as described in more detail on Exhibit F (“Lot D-1-A/039”).
In addition to the Residential Property, Aina Le‘a owns an undivided partial interest in the real-property lots in Waikoloa designated as (collectively, “Affordable-Housing Property”), which are not encumbered by this Agreement:

(a)	Lot No. D-1-B-2, Tax Map Key NO. (3) 6-8-001-036, as described in more detail on Exhibit G (“Lot D-1-B-2/036”); and

(b)	Lot No. D-1-B-1, Tax Map Key No. (3) 6-8-001-069, as described in more detail on Exhibit H (“Lot D-1-B-1/069”).
Immediately before this Agreement was recorded in the Bureau, the Parties entered into and recorded the following (collectively, “Easement Grants”):

(a)
Designation and Grant of Easements A-6-1, A-7, E-1, W-1, and W-2 (Access, Utility, Electrical, Water Tank, and Water Well Purposes) over the real property on the Island of Hawaii designated as Lot F-1, TMK (3) 6-8-001-037 between Bridge

397880

(as Burdened Owner) and Bridge, Aina Le‘a, and Emerald Hawaii Services, Inc., a Hawaii corporation, as Trustee (“EHS”) (as Benefited Owners), recorded in the Bureau as Document No. ________________________________;

(b)
Designation and Grant of Easements A-6-4 and A-6-5 (Access and Utility Purposes) over the real property on the Island of Hawaii designated as Lot D-1-A, TMK (3) 6-8-001-039 between Aina Le‘a (as Burdened Owner) and Aina Le‘a, EHS, and Bridge (as Benefited Owners), recorded in the Bureau as Document No. ________________________________;

(c)
Designation and Grant of Easements A-1-B and D-1 (Access, Utility, and Drainage Purposes) over the real property on the Island of Hawaii designated as Lot B-1-A, TMK (3) 6-8-001-038 between Aina Le‘a (as Burdened Owner) and Aina Le‘a, EHS, and Bridge (as Benefited Owners), recorded in the Bureau as Document No. ________________________________; and

(d)
Designation and Grant of Easements A-1-A, A-1-C, A-1-D, A-1-E, A-3, A-6-3, D-2, D-3, D-4, D-5, D-6, L-1, and L-2 (Access, Utility, Drainage, and Landscape Purposes) and Extinguishment of Easement A over the real property on the Island of Hawaii designated as Lot A-1-A, TMK (3) 6-8-001-040 between Bridge (as Burdened Owner) and Bridge, Aina Le‘a, and EHS (as Benefited Owners), recorded in the Bureau as Document No. ________________________________.

In this Agreement, “Easements” mean the easements described in, created, and granted by the Easement Grants.
The Parties are entering into this Agreement to memorialize their agreement regarding (among other things) certain rights and obligations pertaining to easements, utilities, and other issues with respect to the real property covered by this Agreement (collectively, “Lots”).
Therefore, for $10 and other consideration, the receipt and sufficiency of which the Parties acknowledge, the Parties agree as follows:
1.    Improvements.
(a)    Development and Construction of Utility Systems. Within two years after the Effective Date (“Utilities Completion Deadline”), Aina Le‘a will (at Aina Le‘a’s sole cost except as otherwise expressly provided in this Agreement) complete development and construction of the following (collectively, “Utility Systems”):
(1)    a private wastewater treatment facility (“Treatment Facility”), as well as gravity and other sewer lines, force mains, lift stations, and other improvements and facilities as may be necessary or desirable (collectively with the Treatment Facility, “Sewer System”) to the boundary of the Commercial Property, which Sewer System, except with respect to the Treatment Facility, must be sufficient to service the Commercial Property and capable of supporting a 500,000 square-foot gross leasable area (“Commercial-Property Estimated Use”);

397880

(2)    a pipe line and such other mains, lines, or improvements necessary to bring potable water to the boundary of the Commercial Property (collectively, “Water System”), sufficient to service the Commercial Property and capable of supporting the Commercial-Property Estimated Use; and
(3)    electricity, telephone, cable, and gas utility systems and related improvements (collectively, “Additional Utility Systems”) to the boundary of the Commercial Property, sufficient to service the Commercial and capable of supporting the Commercial-Property Estimated Use.
(b)    Development and Construction of Road/Intersection.
(1)    Aina Le‘a will (at Aina Le‘a’s sole cost except as otherwise expressly provided in this Agreement) complete development and construction of a road and intersection at Queen Kaahumanu Highway (“Road/Intersection”) as soon as practical, but in no event later than the earlier of (as applicable, “Road/Intersection Completion Deadline”): (A) two years after Aina Le‘a receives county approval of a Supplemental Environmental Impact Statement for the Road/Intersection; or (B) three years after the Effective Date.
(2)    Aina Le‘a acknowledges and agrees that the purpose of Easements A-1-A, D-1, and D-2 is for the Road/Intersection. Aina Le‘a will construct the Road/Intersection in the areas designated by the Easement Grants as Easements A-1-A, D-1, and D-2, as approved by and to the satisfaction of the State of Hawaii Department of Transportation and County of Hawaii Department of Public Works.
(c)    Construction Standards.
(1)    “Improvements” means the Utility Systems and Road/Intersection collectively. Aina Le‘a will develop and construct the Improvements in compliance with all applicable governmental laws, regulations, ordinances, orders, permits, and licenses, and applicable utility-company’s rules, requirements, and policies (e.g., Hawaii Electric Light Company, Inc. (“HELCO”), or any other applicable Improvement Assignee (defined below), if any). Aina Le‘a will develop and construct the Improvements located on the Bridge Property and Residential Property as contemplated in, and only in, the areas permitted by the Easement Grants. Aina Le‘a will construct all electricity, telephone, and gas utility portions of the Improvements which are located on the Residential Property or Affordable-Housing Property underground.
(2)    Without limiting the foregoing, if Aina Le‘a has constructed or in the future constructs any portion of the Water System closer to any electrical lines or other utility structures than is permitted by HELCO’s or any other applicable utility-company’s rules, requirements, or policies, Aina Le‘a will, at Aina Le‘a’s sole cost and within 90 days’ of written notice from Bridge, either relocate the applicable portions of the Water System to a permitted area within the Easements, or will cooperate with Bridge in redesignating or amending the location of any applicable Easements.

397880

(d)    Notice to and Approval by Bridge.
(1)    Aina Le‘a will give Bridge written notice before Aina Le‘a begins designing or engineering any portion of the Sewer System (“Sewer-Design Notice”), written notice before Aina Le‘a begins designing or engineering any portion of the Water System (“Water-System Design Notice”), written notice before Aina Le‘a begins designing or engineering any portion of the Additional Utility Systems (“Additional-Utilities Design Notice”), and written notice before Aina Le‘a begins designing or engineering any portion of the Road/Intersection (“Road/Intersection Design Notice”). All designs and plans for the Improvements will be subject to Bridge’s prior written approval, which Bridge may not unreasonably withhold. Bridge will be deemed to have approved any such designs or plans if Bridge does not respond within 60 days of Aina Le‘a’s written request for approval of the same from time to time.
(2)    Aina Le‘a will also immediately provide Bridge with copies of all applications Aina Le‘a submits, permits and licenses Aina Le‘a receives, and construction and contractor contracts and materials contracts Aina Le‘a enters with respect to any of the Improvements.
(e)    Costs of Design and Construction. Aina Le‘a will be responsible for all costs of designing, engineering, obtaining permits for, and constructing the Improvements. Notwithstanding the foregoing, Bridge will be responsible for the incremental costs and expenses incurred for “oversized” lines and other improvements which are necessary or desirable (as determined by Bridge in Bridge’s reasonable discretion) solely to accommodate any portions of the Agricultural Land (“Incremental Expansion Costs”). “Incremental Expansion Costs” do not include costs of designing and engineering the Improvements to accommodate the Expansions.
(f)    Expansions.
(1)    Design of Improvements to Accommodate Expansions. Aina Le‘a will (and will cause its designers and engineers to cooperate with Bridge’s designers and engineers to), at Aina Le‘a’s sole cost, design, engineer, and construct the Improvements to be able to accommodate expansions of the Sewer System (“Sewer Expansion”), Water System (“Water-System Expansion”), and Additional Utility Systems (“Additional-Utilities Expansion”) by Bridge for Bridge’s anticipated uses of the Agricultural Property as determined by Bridge in Bridge’s sole discretion. “Expansions” means the Sewer Expansion, Water-System Expansion, and Additional-Utilities Expansion collectively.
(2)    Expansion Specifications. Bridge will in each instance advise Aina Le‘a of Bridge’s separate Sewer Expansion, Water-System Expansion, and Additional-Utilities Expansion (as applicable) specifications within 90 days after Aina Le‘a provides each of the Sewer-Design Notice, Water-System Design Notice, and Additional-Utilities Design Notice. Bridge’s failure to do so will release Aina Le‘a from their obligation to accommodate the Sewer Expansion, Water-System Expansion, or Additional-Utilities Expansion, as applicable.
(3)    Construction of Expansions. Notwithstanding anything in this Agreement to the contrary, Aina Le‘a will have no obligation to construct the Expansions for the Agricultural Property. Bridge may connect to, hook up to, and tap into the Utility Systems and

397880

construct any necessary or desirable improvements to provide sewer, potable-water, and additional utility services to the Agricultural Property. Any construction performed by Bridge for the Expansions will: (A) be performed in a good and workmanlike manner; (B) be performed pursuant to plans and specifications submitted to and approved by Aina Le‘a, which approval will not be unreasonably withheld, conditioned, or delayed; and (C) leave the Residential Property and the Affordable-Housing Property free and clear of any liens from such Bridge activities. Aina Le‘a will be deemed to have approved any such plans or specifications if Aina Le‘a does not respond within 60 days of Bridge’s written request for approval of the same from time to time. Aina Le‘a hereby grants Bridge and Bridge’s contractors and agents a right of entry onto the Residential Property to construct, repair, and maintain any portions of the Expansions located on the Residential Property. Bridge will obtain any applicable Improvement Assignee’s approval for any Expansions before constructing such Expansions.
(4)    Aina Le‘a’s Obligations. Aina Le‘a’s obligations under this Section 1(f) Expansions are subject to the provisions of Section 1(j) Transfers to Utility Companies.
(g)    Reconstruction of Improvements Built without Proper Notice.
(1)    To the extent Aina Le‘a has already proceeded (before the Effective Date), or at any time in the future proceeds, with designing, engineering, or constructing any portions of the Improvements without providing Bridge the opportunity to notify Aina Le‘a of Bridge’s specifications for the Expansions as contemplated by this Agreement, then, within a further 90-days’ notice from Bridge in each instance, Aina Le‘a will (at Aina Le‘a’s sole cost) redesign, re-engineer, tear out, reconstruct, alter, and repair any portions of the Improvements (collectively, “Reconstruction”) necessary or desirable (as determined in Bridge’s reasonable discretion) to accommodate Bridge’s reasonable uses of the Bridge Property.
(2)    If Aina Le‘a fails to perform any portion of the Reconstruction by the applicable deadlines set forth above, Bridge may (at Aina Le‘a’s sole cost), but will have no obligation to, perform any or all of the applicable Reconstruction. If Bridge performs any Reconstruction, Aina Le‘a will reimburse Bridge for any costs related to the Reconstruction (“Reconstruction Costs”) incurred by Bridge, plus applicable general excise tax, within 30 calendar days of Bridge’s notice to Aina Le‘a. If Aina Le‘a fails to pay such amount owed by the foregoing deadline, the amounts due will accrue interest at the rate of 10% per year.
(h)    Maintenance and Repairs. Aina Le‘a will (at Aina Le‘a’s sole cost) own, operate, and maintain the Improvements and keep the Improvements in good repair and condition, all in compliance with applicable governmental laws, regulations, ordinances, orders, permits, and licenses. Without limiting Bridge’s other rights with respect to the Improvements, Bridge may inspect the Improvements from time to time. If Bridge discovers any problems or issues pertaining to the Improvements which require repair, maintenance, or other actions and Aina Le‘a fails to take appropriate actions within 15 days of Bridge’s written notice to Aina Le‘a regarding the same, Bridge may make such repairs, perform such maintenance, or take such other action and Aina Le‘a will reimburse Bridge for the costs of the same, plus applicable general excise tax, within 30 calendar days of Bridge’s written demand to Aina Le‘a for payment of the same. If Aina Le‘a fails to pay such amount owed by the foregoing deadline, the amount due will accrue interest at the rate

397880

of 10% per year. Notwithstanding the foregoing: (1) Aina Le‘a will have no repair or maintenance obligations with respect to the Expansions; and (2) Aina Le‘a’s obligations under this Maintenance and Repairs Section are subject to the provisions of Section 1(j) Transfers to Utility Companies.
(i)    Effluent Irrigation Water. The Parties anticipate that the Sewer System will produce effluent for reuse as landscape and golf-course irrigation water, and possible other uses (“Effluent Irrigation Water”). Effluent Irrigation Water will be allocated and distributed solely to Aina Le‘a unless and until the Sewer Expansion occurs, after which the Effluent Irrigation Water will be allocated and distributed to each Lot affected by this Agreement on a percentage basis according to the proportionate amounts of Effluent Irrigation Water produced by each Lot. Any allocation of Effluent Irrigation Water which a Lot owner does not wish to use will be allocated among the remaining Lot owners according to the proportionate amounts of Effluent Irrigation Water produced by the remaining Lots. Aina Le‘a, at Aina Le‘a’s sole cost, will be responsible for disposing or otherwise managing any Effluent Irrigation Water which other Lot owners do not wish to utilize from time to time. If and when the Sewer System is transferred to an Improvement Assignee (defined below) as permitted by this Agreement, that Improvement Assignee will determine the allocation of any Effluent Irrigation Water between the Lots.
(j)    Transfers to Utility Companies.
(1)    After Aina Le‘a has fully completed construction of any one or more portions of the Improvements, Aina Le‘a with Bridge’s cooperation may dedicate and convey permanent ownership (as applicable, “Improvement Transfer”) of any one or more portions of such fully-completed Improvements (as applicable, “Transferred Improvement”) to one or more regulated utility companies or governmental bodies or agencies (as applicable “Improvement Assignee”), as long as each of the following requirements are met:
(A)    Aina Le‘a gives Bridge prior written notice of such proposed Improvement Transfer, the terms of the proposed Improvement Transfer, and the identity of the Improvement Assignee, and references this Section of this Agreement in such notice to Bridge (“Improvement-Transfer Notice”).
(B)    Bridge either: (i) gives its prior written consent to the Improvement Transfer as described in the Improvement-Transfer Notice (which approval Bridge may not unreasonably withhold); or (ii) does not respond to the Improvement-Transfer Notice within 30 days of receiving the Improvement-Transfer Notice, or does not provide the reasons for Bridge’s withholding of such consent. Without limiting the foregoing, it will not be unreasonable for Bridge to withhold its consent if Bridge reasonably considers the proposed Improvement Assignee to not be a properly-regulated entity, or unlikely to satisfactorily perform its obligations with respect to the Transferred Improvement.
(C)     Each such Improvement Assignee agrees in writing:
(i)    to permit Bridge to connect to, hook up to, tap into, and otherwise use such Transferred Improvements as contemplated by this Agreement (including but not limited to as contemplated in Section 1(f)(3) Construction of Expansions and Section 2(c)

397880

Wastewater Processing), all at no cost to Bridge (including but not limited to no contribution in aid of construction (CIAC) fees);
(ii)    if necessary or appropriate under the circumstances to further memorialize Bridge’s right to connect to, hook up to, tap into, and otherwise use such Transferred Improvements, to grant such rights to Bridge with one or more recordable written instruments (whether by easement, license, assignment, or otherwise);
(iii)    to maintain the insurance required of Aina Le‘a by this Agreement with respect to that Transferred Improvement, naming Bridge as additional insured, unless the Improvement Assignee is a governmental agency which is self-insured and such self-insurance provides Bridge with protection equivalent to the protection Bridge would receive if Bridge was otherwise named as an additional insured; and
(iv)    to maintain, repair, and keep in good working condition such Transferred Improvements.
(2)    If all the foregoing requirements for an Improvement Transfer are met, Aina Le‘a will be relieved of Aina Le‘a’s further obligations under this Agreement with respect to that Transferred Improvement which would otherwise have arisen after such Improvement Transfer (but not any obligations which arose before such Improvement Transfer).
(3)    Nothing in this Section 1(j) Transfers to Utility Companies is intended to: (A) relieve Bridge for paying for ongoing charges for use of utilities after any given Improvement Transfer; or (B) require Aina Le‘a to take on any additional liability.
(k)    Insurance. Aina Le‘a will procure and maintain policies of real-property and general-liability insurance covering the development, construction, operation, and maintenance of the Improvements and all roads, easements, utility lines, and other infrastructure or improvements developed, constructed, or placed on Bridge Property in amounts and with limits and deductibles as reasonably required by Bridge from time to time. Aina Le‘a will cause Bridge to be named as an additional insured on all such policies. Aina Le‘a’s obligations under this Insurance Section will be subject to the provisions of Section 1(j) Transfers to Utility Companies.
(l)    Right of Entry. Bridge grants Aina Le‘a a right of entry onto the Bridge Property, at reasonable times and for reasonable durations, for the limited purpose of performing Aina Le‘a’s obligations under this Agreement which, by their nature, require entry onto Bridge’s Property to perform.
2.    Utility Services.
(a)    Source and Delivery of Potable Water to Bridge. Aina Le‘a represents and warrants to Bridge that Aina Le‘a has rights to receive water from Waikoloa Water Co., Inc., a Hawaii corporation (“Waikoloa Water Co.”), at the Affordable-Housing Property. Aina Le‘a will use its best efforts to obtain, by the Completion Deadline, an allocation of potable water from Waikoloa Water Co. for the Residential Property in an amount sufficient to serve the Residential Property based on the maximum number of residential units and dwellings permitted by the zoning

397880

of the Residential Property, and for the Commercial Property sufficient to support the Commercial-Property Estimate Use. Aina Le‘a will pay for all connection fees (and any related or similar capital costs or fees) charged by Waikoloa Water Co. to deliver such water to the Residential Property and Commercial Property. Aina Le‘a will deliver, at no cost to Bridge, this potable water to the Commercial Property through the Water System, commencing no later than the Completion Deadline. Bridge will pay Waikoloa Water Co., Inc. for water delivered to the Commercial Property.
(b)    Delivery of Electricity. Aina Le‘a will provide electrical conduits to the Commercial Property through the Additional Utility Systems, and will cause Hawaii Electric Light Co. to deliver electricity, commencing no later than the Completion Deadline. Bridge will pay for electricity used at the Commercial Property to the provider of the electricity.
(c)    Wastewater Processing.
(1)    In addition to the Expansions defined above, Aina Le‘a will permit Bridge, at Bridge’s cost, to hook into the Treatment Facility and any other wastewater- or sewage-treatment facility located on the Residential Property from time to time, and permit Bridge to use such facility(ies) to process wastewater and sewage produced on or at the Bridge Property. Bridge will pay for an appropriate and reasonable amount of the costs which are directly attributable to Bridge’s use of such facility(ies), and will pay for any expansions to such facility(ies) which Bridge determines are necessary or desirable for Bridge’s purposes.
(2)    Any construction performed by Bridge to expand such facility(ies) will be performed: (A) in a good and workmanlike manner; and (B) pursuant to plans and specifications submitted to and approved by Aina Le‘a, which approval will not be unreasonably withheld, conditioned, or delayed. Aina Le‘a hereby grants Bridge and Bridge’s contractors and agents a right of entry onto the Residential Property to construct any such expansions.
3.    Failure to Perform by Completion Deadlines; Remedies. If Aina Le‘a fails to complete construction of the Utility Systems by the Utilities Completion Deadline, or the Road/Intersection by the Road/Intersection Completion Deadline (Utilities Completion Deadline and Road/Intersection Completion Deadline collectively, “Completion Deadlines”), or fails to timely perform any of Aina Le‘a’s other obligations which are required to be performed by the applicable Completion Deadlines, Bridge may (but will not be obligated to, and without limiting any other remedies available to Bridge) complete the development and construction of any Improvement which has not been completed by its applicable Completion Deadline from time to time, and take any other actions necessary or desirable to perform Aina Le‘a’s obligations on Aina Le‘a’s behalf, and at Aina Le‘a’s cost (including but not limited to obtaining county approval of a Supplemental Environmental Impact Statement for the Road/Intersection). Aina Le‘a hereby grants Bridge and Bridge’s contractors and agents a right of entry on the Residential Property for purposes of the foregoing. Aina Le‘a will, within 30 days after receiving written notice from Bridge, reimburse and pay Bridge for all costs Bridge incurs related to designing, engineering, obtaining permits for, constructing the Improvements, and any other actions Bridge takes under this Failure to Perform by Completion Deadlines; Remedies Section, plus applicable general exercise tax. Bridge may require Aina Le‘a to pay for expenses Bridge incurs as they are incurred, or monthly, or at any

397880

other reasonable interval Bridge wishes from time to time. If Aina Le‘a fails to pay such amounts when due, the amounts due will accrue interest at the rate of 10% per year.
4.    Easements in Favor of Bridge. Upon request from Bridge, and subject to Aina Le‘a’s approval, not to be unreasonably withheld or delayed, Aina Le‘a will, at no cost to Bridge, grant utility easements to Bridge in favor of the Bridge Property over, under, and through the Residential Property that Bridge reasonably requests from time to time for retail, commercial, agricultural, and any other type of development Bridge wishes to pursue on the Bridge Property, including but not limited to: (a) along the Sewer System or otherwise for any sewage and wastewater output from the Commercial Property to the Treatment Facility or other appropriate location; and (b) to connect to any future utility lines or systems located on the Residential Property. If Aina Le‘a fails to grant any such easement within 60 days’ of Bridge’s written request, Aina Le‘a (for itself and its successors and assigns) hereby appoints Bridge (and its successors and assigns) as Aina Le‘a’s attorney-in-fact, coupled with an interest, for purposes of executing and recording any such easements. Such easements will include rights of entry in favor of Bridge and Bridge’s contractors and agents to enter the Residential Property to construct, repair, and maintain all necessary or desirable improvements.
5.    Temporary Use of Brackish Water.
(a)    The Parties acknowledge that a six-inch plastic waterline (“Brackish Waterline”) for transporting brackish water is installed on Lot F-1/037, which (after it leaves Lot F-1/037) continues through the Residential Property to the boundary of the two parcels comprising the Residential Property, then roughly follows the boundary between those two parcels to the southern portion of the Residential Property, where it connects to a water storage pond on Lot B-1-A/038. On Lot F-1/037, the Brackish Waterline connects to a water well (“Brackish Well”), which uses Aina Le‘a’s water pump (“Brackish Pump”) and generator (“Brackish Generator”). In this Agreement, “Brackish System” means the Brackish Waterline, Brackish Well, Brackish Pump, Brackish Generator, and all related improvements.
(b)    Commencing on the Effective Date and ending on the date that is five years after the Effective Date (“Brackish End Date”), Bridge grants Aina Le‘a a nonexclusive, temporary license to use the Brackish System to transport a reasonable amount of brackish water from the Brackish Well for Aina Le‘a’s use for dust control, irrigation, landscaping, and other uses in support of Aina Le‘a’s obligations under this Agreement. Aina Le‘a will, at Aina Le‘a’s sole cost: (1) supply diesel, oil, and filters and any other materials or supplies necessary or desirable for operating the Brackish System; and (2) repair, maintain, and keep the Brackish System (including but not limited to servicing the Brackish Pump) in good condition until the Brackish End Date. On the Brackish End Date Aina Le‘a may remove the Brackish Pump and Brackish Generator.
(c)    Other than permitting the uses contemplated by this Temporary Use of Brackish Water Section until the Brackish End Date, Bridge will have absolutely no responsibilities to Aina Le‘a with respect to the brackish water (whether with regard supplying such water in any amounts, with regard to water quality, or otherwise) or the Brackish System,

397880

whether before or after the Brackish End Date. Bridge may also use the brackish water and Brackish System for Bridge’s purposes.
(d)    AINA LE‘A ACKNOWLEDGES AND AGREES THAT AINA LE‘A IS LICENSING THE BRACKISH WATER AND THE PORTIONS OF THE BRACKISH SYSTEM NOT OWNED BY AINA LE‘A IN THEIR “AS-IS, WHERE IS” CONDITION “WITH ALL FAULTS” AND DEFECTS AND SPECIFICALLY AND EXPRESSLY WITHOUT ANY WARRANTIES, REPRESENTATIONS, OR GUARANTEES, EITHER EXPRESS OR IMPLIED, AS TO THEIR CONDITION, FITNESS FOR ANY PARTICULAR PURPOSE, MERCHANTABILITY, OR ANY OTHER WARRANTY OF ANY KIND, NATURE, OR TYPE WHATSOEVER FROM OR ON BEHALF OF BRIDGE.  BRIDGE SPECIFICALLY DISCLAIMS ANY WARRANTY, GUARANTY, OR REPRESENTATION, ORAL OR WRITTEN, PAST OR PRESENT, EXPRESS OR IMPLIED, CONCERNING THE BRACKISH WATER OR BRACKISH SYSTEM, INCLUDING BUT NOT LIMITED TO THE COMPLIANCE OF OR BY THE BRACKISH SYSTEM OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES, OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, OR THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE BRACKISH SYSTEM.
6.    Additional Development Requirements.
(a)    Delegation and Assumption. Bridge delegates and assigns to Aina Le‘a all of Bridge’s obligations and liabilities under the Development Requirements (defined below) as required for the Commercial, Residential and Affordable-Housing Properties (and excluding such Development Requirements for the Bridge Property), and Aina Le‘a assumes and accepts the same. Aina Le‘a will perform all the Development Requirements at Aina Le‘a’s sole cost as and when required by the Development Requirements. Without limiting the generality of the foregoing statement, Aina Le‘a will develop and construct the Improvements in compliance with all Development Requirements. Aina Le‘a acknowledges and agrees that part of the consideration for Aina Le‘a’s assuming all the Development Requirements was the amount negotiated for the purchase price of the Residential Property.
(b)    Location of Facilities. The Parties acknowledge that the LUC Order requires certain improvements to be constructed (including but not limited to two parks and a school). Except for the portions of the Improvements and facilities required by the Development Requirements which must, by their nature, be placed on the Bridge Property (as applicable, “Bridge-Property Development-Requirement Improvements”), Aina Le‘a will locate and construct the parks, school, Treatment Facility, and all other facilities and improvements contemplated by the Development Requirements on the Residential Property or the Affordable-Housing Property. Aina Le‘a will bear all costs and expenses related in any way with the parks, school, and other facilities required by the Development Requirements (including but not limited to any mauka-makai connector road). Except as otherwise specifically and expressly required by this Agreement (if at all), Aina Le‘a will not be obligated to make any additional payments to Bridge for the right to construct Bridge-Property Development-Requirement Improvements on Bridge Property.

397880

(c)    Failure to Comply; Remedies. If Aina Le‘a has developed or constructed (before the Effective Date), or in the future develops or constructs, any of the Improvements other than in compliance with all Development Requirements, or otherwise fails to comply with any of the Development Requirements as and when required by the Development Requirements, then Aina Le‘a will, at Aina Le‘a’s sole cost, promptly remedy all such noncompliances without demand from Bridge. However, if Aina Le‘a fails to remedy such noncompliances within 105 days’ written notice from Bridge (or, if a noncompliance is of a nature that it cannot be remedied within 105 days, such longer period of time is as appropriate for remedying the noncompliance, as long as Aina Le‘a commences efforts and diligently and continuously pursues such remedy, up to a maximum of six months), Bridge may (without limiting any other remedies available to Bridge) make any such corrections at Aina Le‘a’s cost. Aina Le‘a hereby grants Bridge and Bridge’s contractors and agents a right of entry on the Residential Property for purposes of the foregoing. Aina Le‘a will, within 30 days after receiving written notice from Bridge, reimburse and pay Bridge for all costs Bridge reasonably incurs related to such corrections, plus applicable general exercise tax. Bridge may require Aina Le‘a to pay for expenses Bridge incurs as they are incurred, or monthly, or at any other reasonable interval Bridge wishes from time to time. If Aina Le‘a fails to pay such amounts when due, the amounts due will accrue interest at the rate of 10% per year.
(d)    Definition of Development Requirements. Development Requirements means all rules, regulations, zoning requirements, and other requirements imposed by any governmental authority (collectively, “Development Requirements”) applicable to Lots, including but not limited to:
(1)    the State of Hawaii Land Use Commission’s Decision and Order in Docket No. A87-617 dated January 17, 1989, as amended several times (“LUC Order”), which is stated in an Amended and Restated Certificate and Consent made by Bridge dated January 20, 2006 and recorded in the Bureau on February 2, 2006 as Document No. 2006-021470;
(2)    County of Hawaii Zoning Ordinance 93-1, as amended by Ordinance No. 96-153;
(3)    Conditional Use Permit 91-7; and
(4)    any amendments to the foregoing.
7.    Indemnification. Each Party (as applicable, “Indemnifying Party”) will indemnify, defend, and hold harmless the other Parties and their respective managers, members, directors, officers, shareholders, owners, partners, employees, agents, consultants, representatives, assignees, successors-in-interest, attorneys, accountants, and affiliates (collectively, “Affiliates”) from and against any and all damages, losses, costs, expenses (including all reasonable attorneys’ fees and costs), liabilities, claims, causes of action, suits, and other matters (collectively, “Claims”) arising from or related to the Indemnifying Party’s negligence, willful misconduct, or breach of this Agreement (including but not limited to Aina Le‘a’s failure to comply with any of the Development Requirements). Without limiting the foregoing, Aina Le‘a will indemnify, defend, and hold harmless Bridge and Bridge’s Affiliates from and against any Claims related to planning, engineering, obtaining permits for, constructing, operating, or maintaining the

397880

Improvements. Bridge will indemnify, defend, and hold harmless Aina Le‘a from and against any Claims related to planning, engineering, obtaining permits for, constructing, operating, or maintaining the Expansions to the extent any such Claims are the result of Bridge’s negligence, willful misconduct, or breach of this Agreement.
8.    Cross Default.
(a)    The Parties acknowledge and agree that, immediately preceding the Parties’ execution and delivery of this Agreement, Bridge conveyed the Residential Property to Aina Le‘a pursuant to a Purchase and Sale Agreement for Residential Property at Aina Le‘a between Borrower and Lender dated _______________, 2015 (“PSA”). Pursuant to the PSA and contemporaneously with the execution and delivery of this Agreement:
(1)    Bridge is making a purchase-money loan to Aina Le‘a in the principal amount of $14,000,000.00 USD (“Loan”) to enable Aina Le‘a to purchase the Residential Property;
(2)    Aina Le‘a is delivering a Promissory Note in the amount of and evidencing the Loan to Bridge (“Note”); and
(3)    Aina Le‘a is granting and recording in the Bureau a Purchase-Money Mortgage, Security Agreement, and Financing Statement over the Residential Property in favor of Bridge (“Residential-Property Mortgage”) as Document No. _________________.
(b)    Any Material Default (defined below) will be a breach of this Agreement and all the Ancillary Agreements (defined below), for which Bridge will have and may pursue all remedies available under this Agreement, the Ancillary Agreements (including but not limited to foreclosing on the Mortgage), at law, or in equity. Without limiting the foregoing, if a Material Default occurs, Bridge may terminate all or any portion of this Agreement without prejudice to or limiting any of Bridge’s other remedies. “Ancillary Agreements” means the PSA, Note, Residential-Property Mortgage, and Easement Grants collectively.
(c)    In this Agreement, “Material Default” means any one or more of the following events:
(1)    Aina Le‘a fails to complete construction of any of the Utility Systems by the Utilities Completion Deadline and thereafter fails to meet the Overdue Completion Bond Requirements (defined below) by the date that is 60 days after the Utilities Completion Deadline (“Overdue Completion Deadline”), without any requirement of notice from Bridge. “Overdue Completion Bond Requirements” means Aina Le‘a obtains (at no cost to Bridge), and provides Bridge with a fully-signed copy of, a bond which:
(A)    names Bridge, and the County of Hawaii (if appropriate), as obligee;
(B)    is in the amount of the estimated cost of all Aina Le‘a’s unperformed construction-related obligations under this Agreement with respect to the Utility

397880

Systems (including for performance, materials, labor, and any other associated costs), the estimated amount of which must be reasonably approved by Bridge, plus 10%;
(C)    may be called on for payment by the obligee if all of such unperformed obligations are not fully performed and completed within one year after the Utilities Completion Deadline (“Bond Deadline”); and
(D)    is issued by a reputable United States-based bonding company reasonably satisfactory to Bridge.
If Aina Le‘a meets the Overdue Completion Bond Requirements by the Overdue Completion Deadline, Aina Le‘a will thereafter make diligent efforts to perform and complete all such unperformed obligations by the Bond Deadline.
(2)    Any Material Default occurs (as that term is defined in any of the Ancillary Agreements) under any of the Ancillary Agreements.
9.    Lien for Amounts Due. Any amounts owed to Bridge under this Agreement from time to time will constitute a lien on the Residential Property. If Aina Le‘a fails to pay any amount owed to Bridge when due under this Agreement, Bridge may, either with or without first taking possession of the Residential Property, proceed by suit at law or in equity or by any other appropriate remedy to enforce payment of the obligations secured by this Agreement, foreclose this Agreement, and sell all or any portion of the Residential Property under the judgment or decree of a court of competent jurisdiction. Neither Bridge nor any commissioner in foreclosure will be obligated to sell upon credit unless Bridge expressly consents in writing to a sale upon credit.
10.    Covenants Run with the Land. The rights and obligations of this Agreement constitute and will be enforced as covenants and benefits running with the land and equitable liens and servitudes, and will bind and inure to the Parties’ successors and assigns.
11.    Bridge’s Consent. Notwithstanding anything in this Agreement to the contrary, no consent or approval given by Bridge pursuant to the terms of this Agreement will be deemed to be a representation or warranty by Bridge regarding any matter pertaining to the subject for which Bridge’s consent or approval was given (including but not limited to the adequacy, quality, safety, or legality of the requested or proposed matter). Bridge will have no liability for consenting to or approving any matter.
12.    No Partnership or Joint Development. Nothing in this Agreement is intended to create a partnership, joint-venture arrangement, or principal/agent relationship between the Parties, or to provide for a joint development of the Parties’ respective properties.
13.    Partial Releases.
(a)    Right to Release. Aina Le‘a will have the right, from time to time, to obtain a partial release from this Agreement (“Partial Release”) of any fully-subdivided residential lot, parcel or condo unit which comprises a portion of the Residential Property or Affordable-Housing

397880

Property without payment to Bridge, after meeting all the Partial-Release Conditions (defined below). No partial releases of any portion of the Residential Property or Affordable-Housing Property will be permitted other than as expressly set forth in this Section 13 Partial Releases. Bridge will not be obligated to provide any Partial Release until each of the following conditions are satisfied to Bridge’s reasonable satisfaction (collectively, “Partial-Release Conditions”):
(1)    Aina Le‘a has requested the Partial Release of a specific lot, parcel or unit in writing at least 15 Business Days’ before Aina Le‘a desires to have the lot or unit released (“Partial Release Date”);
(2)    no Material Default has occurred and is continuing at the time Borrower requests a Partial Release or on the Partial Release Date;
(3)    Aina Le‘a has paid all amounts then due and unpaid under the Note through (and including) amounts due on the Release Date and in connection with the Partial Release;
(4)    Aina Le‘a’s request for the Partial Release is for a sale of 100% of the fee-simple ownership of the residential lot, parcel or condo unit in an arms-length transaction to a third-party end user who or which is unrelated to, not affiliated with, and not under common control or ownership with Aina Le‘a or EHS, and who or which intends to use the lot, parcel or unit solely for residential purposes for a period of at least one year after the closing (“Third-Party Buyer”);
(5)    Aina Le‘a has: (A) identified an escrow company reasonably satisfactory to Bridge which will hold the Partial Release in escrow; (B) irrevocably instructed the escrow company in writing to not release or deliver the Partial Release except in connection with the closing of the sale of such lot, parcel or unit to the Third-Party Buyer, and to provide a copy of the deed conveying the lot, parcel or unit to the Third-Party Buyer at closing; and (C) provided Bridge with a copy of such irrevocable instructions signed by both Aina Le‘a and the escrow company;
(6)    the closing of the sale to the Third-Party Buyer occurs within six months of the date Bridge delivers the executed Partial Release to the escrow company; and
(7)    a director or an officer of Aina Le‘a provides Aina Le‘a with a signed affidavit attesting that the foregoing conditions have been met.
(8)    Aina Le`a’s transfer of a lot or parcel to a governmental entity for a public purpose such as a school or park shall be deemed to a sale to a Third-Party Buyer for purposes of obtaining a Partial Release under the terms of this section.
(b)    Reimbursement of Bridge’s Expenses. Aina Le‘a will pay all of Aina Le‘a’s expenses (including but not limited to attorneys’ fees) incurred in connection with reviewing and documenting any Partial Release. If Aina Le‘a fails to pay such amounts, and in addition to Bridge’s other remedies for Aina Le‘a’s failure to perform, the unpaid amounts will be added to the

397880

principal, will bear interest at the rate provided in the Note until paid in full, and will be secured by the Residential-Property Mortgage and other collateral given to secure the Loan.
(c)    No Effect on Other Portions of Premises. No Partial Release granted by Bridge will in any way impair or affect the applicability of this Agreement to the portion of the Premises not included in a Partial Release, or improve the position of any subordinate lienholder with respect thereto.
14.    Miscellaneous.
(a)    Waiver of Jury Trial. THE PARTIES KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT WHICH ANY PARTY MAY HAVE TO TRIAL BY JURY IN ANY PROCEEDING, LITIGATION, OR COUNTERCLAIM BASED ON, ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ANY PARTY. IF THE SUBJECT MATTER OF ANY LAWSUIT IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY WILL PRESENT AS A NON-COMPULSORY COUNTERCLAIM IN ANY SUCH LAWSUIT ANY CLAIM BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT. FURTHERMORE, NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL CANNOT BE WAIVED.
(a)    Time of the Essence. Time is of the essence with regard to the provisions of this Agreement.
(b)    Computation of Time. The calculation of any time period provided in this Agreement will not include the day on which the time period begins, but will include the last day of the time period. If the last day of a time period is not a Business Day, then the last day of the period will be extended to the next day which is a Business Day. Unless otherwise provided, the last day of any time period ends at 4:30 p.m. Hawaii Standard Time. “Business Day” means any day other than Saturday, Sunday, any federal holiday, or any Hawaii state holiday (as defined in Hawaii Revised Statutes § 8-1, as amended or recodified).
(c)    Notices. Unless otherwise stated in this Agreement, notices must be in writing and delivered in person or sent by facsimile, email, or certified or registered mail with postage prepaid and return receipt requested, to each of the persons designated below for each Party, to the address(es) listed below (or such other person or address as a Party may designate by giving written notice to the other Parties). Notices will be deemed given on the business day following the date of actual receipt.

To Bridge:	Bridge Aina Le‘a, LLC
Attention: John Baldwin and Hoolae Paoa
P.O. Box 10001
PMB 29
Saipan, MP 96950
Fax No.: (808) 926-9767

397880

With a copy to:	Bays Lung Rose & Holma
Attention: Bruce D. Voss and Bart W. Howk
Topa Financial Center
700 Bishop St., Ste. 900
Honolulu, HI 96813
Fax No.: (808) 533-4184

And by email to:	John Baldwin at jkb@bccnmi.com
Richard Pipes at rp@bccnmi.com
Bruce D. Voss at bvoss@legalhawaii.com
Bart W. Howk at bhowk@legalhawaii.com

To Aina Le‘a:	Aina Le‘a, Inc.
201 Waikoloa Beach Drive #2F17
Waikoloa, HI 96738
Attention: Robert Wessels and Mark Jackson
Email: bob@ainalea.com and Markj@ainalea.com

With a copy to:	Richard P. Bernstein
Law Offices of Richard P. Bernstein
701 Howe Avenue, Suite G45
Sacramento, CA 95825
Fax No.: (916) 921-7712
Email: rbernstein@rpblegal.com
(d)    Headings. All Section headings in this Agreement are for convenience only. They are not a part of this Agreement and do not define, limit, extend, or describe the scope or intent of any provisions. Except as otherwise provided, references to “Sections” are to Sections of this Agreement.
(e)    Definitions. The bolding, capitalizing of initial letters, and enclosing of a word or phrase in quotation marks in this Agreement means that word or phrase is defined by the surrounding text, as suggested by the context (each a “Defined Term”). Unless otherwise stated or logically required by the context, each use of a Defined Term with capitalized initial letters but without bolding and quotation marks incorporates the corresponding definition. An uncapitalized word or phrase is not a Defined Term and retains its common or legal term-of-art meaning, as applicable, notwithstanding that the word or phrase may contain the same text as a Defined Term.
(f)    Pronouns and Plurals. Whenever the context may require, any pronoun used in this Agreement includes the corresponding masculine, feminine, or neuter forms. The singular form of Defined Terms, nouns, pronouns, and verbs include the plural, and vice versa.
(g)    Further Action. The Parties will execute and deliver all documents, provide all information, and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

397880

(h)    Binding Effect. This Agreement binds and inures to the benefit of the Parties and their successors, legal representatives, and permitted assignees.
(i)    Integration of Entire Agreement. This Agreement is the final, entire agreement among the Parties pertaining to the subject matter of this Agreement, and supersedes all prior agreements and understandings pertaining to this Agreement. All recitals (i.e., the background information provided after the opening paragraph of this Agreement), Exhibits, and Schedules (if any) referenced in this Agreement are a part of this Agreement.
(j)    Waiver. A failure by Bridge to require strict performance of any provision of this Agreement, or to exercise any right or remedy arising because of a breach, is not a waiver of such breach or any other covenant, duty, agreement, or condition. Any extension or waiver by Bridge of any provision in this Agreement will be valid only if set forth in a writing signed by Bridge.
(k)    Amendment. This Agreement may not be amended or modified except by a written instrument executed by all of the Parties who would be affected by the amendment.
(l)    Severability. If any provision of this Agreement is determined to be invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of such provision in every other respect and the remaining provisions of this Agreement will not, at the election of the Party for whose benefit the provision exists, be in any way impaired.
(m)    Applicable Law. The Parties intend for this Agreement to be governed by and interpreted according to the internal laws of the State of Hawaii, without regard to the principles of conflicts of law.
(n)    Disputes. The Parties will bring all actions in law, equity, or otherwise arising under this Agreement, or related to the transactions contemplated in this Agreement, exclusively in the federal or state courts of Hawaii, and in no other jurisdiction or venue. Each Party consents to the jurisdiction of such courts.
(o)    Attorneys’ Fees and Costs. If any Party institutes a lawsuit of any nature in connection with any controversy arising out of this Agreement, or to interpret or enforce any rights under this Agreement, the prevailing Party may recover all expenses it incurs in enforcing this Agreement, including but not limited to attorneys’ fees and costs. Any judgment or order entered in such lawsuit will contain a specific provision providing for the recovery of attorneys’ fees and costs incurred in enforcing such judgment and an award of prejudgment interest from the date of the breach at the maximum rate of interest allowed by law. The prevailing Party will be determined by the court based on an assessment of which Party’s major arguments made or positions taken in the proceedings could fairly be said to have prevailed over the other Party’s major arguments or positions on major disputed issues.
(p)    Further Representation. Each Party acknowledges and represents that it (a) was represented by its own legal counsel in the negotiation and execution of this Agreement, (b) had the opportunity to seek advice regarding its legal rights from such counsel, and (c) is not

397880

relying on any representation or statement made by any other Party or any other Party’s legal counsel in entering into this Agreement.
(q)    Drafting. This Agreement is the result of negotiation between sophisticated parties. No provision of this Agreement may be interpreted for or against any Party on the basis that it drafted such provision, and no presumption or burden of proof may arise disfavoring or favoring any Party because of the authorship of any of the provisions of this Agreement.
(r)    Waiver.  Except as otherwise expressly and explicitly provided in this Agreement, the rights and remedies of the Parties under this Agreement are cumulative and not alternative. Any waiver of the terms, conditions, or provisions of this Agreement or a Party’s rights or remedies under this Agreement must be in writing to be effective and will be limited to the instance for which such waiver was issued unless expressed otherwise in writing signed by the Party providing the waiver.  Failure, neglect, or delay by a Party to enforce the terms, conditions, or provisions of this Agreement or such Party’s rights or remedies at any time will not be construed as a waiver of such Party’s rights under this Agreement and will not in any way affect the validity of the whole or any part of this Agreement or prejudice such Party’s right to take any subsequent action.  No exercise or enforcement by any Party of that Party’s rights or remedies under this Agreement will preclude the enforcement by such Party of any of its other rights or remedies that are available under this Agreement or by law.
(s)    Counterparts. The Parties and their signatories may separately execute this Agreement in counterparts, all of which together will be an agreement binding on all the Parties, notwithstanding that all Parties and signatories did not sign the original or the same counterpart. Signature pages may be delivered personally or by facsimile, email, or certified or registered mail.
Signature page follows.

397880

Each Party is executing this Agreement to be effective as of the Effective Date.

Bridge Aina Le‘a, LLC By: John Baldwin As: Manager	Aina Le‘a, Inc. By: Printed Name: As:

397890
Signature page to Agreement Regarding Easements and Utilities

STATE OF HAWAII	)
	)	SS
COUNTY OF HAWAII	)

On this _________ day of ____________________, 201__, before me appeared ___________________________, to me personally known, who being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable in the capacity shown, having been duly authorized to execute such instrument in such capacity.

(seal)	Name:
Notary Public, State of Hawaii
_______ Judicial Circuit

My commission expires on: _____________

Notary Certification

Doc. Date: _________________________ # Pages: __________
_______________________________ _____________ Circuit
[Print Name of Notary]

(seal)	Document Description:
Agreement Regarding Easements and Utilities
Statement
____________________________________________________
Notary Signature Date

397890

STATE OF HAWAII	)
	)	SS
COUNTY OF HAWAII	)

On this _________ day of ____________________, 201__, before me appeared ___________________________, to me personally known, who being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable in the capacity shown, having been duly authorized to execute such instrument in such capacity.

(seal)	Name:
Notary Public, State of Hawaii
_______ Judicial Circuit

My commission expires on: _____________

Notary Certification

Doc. Date: _________________________ # Pages: __________
_______________________________ _____________ Circuit
[Print Name of Notary]

(seal)	Document Description:
Agreement Regarding Easements and Utilities
Statement
____________________________________________________
Notary Signature Date

397890

Exhibit A
to Agreement Regarding Easements and Utilities

Tax Map Plat (3) 6-8-001

6 8 01 3RD DIST

SEA
PUUANAHULU
ZONE 1
ANAEHOOMALU
KAAHUMANU HWY
QUEEN KAAHUMANU HWY
13,285.024 Ac±
Richard P. Smart Trust
WAIKOLOA DEVELOPMENT 1172
WAIKOLOA SEC A RANCH SEC B LOTS 1139
WAMALAHOA
HIGHWAY
INSET
POR WAIKOLOA, SOUTH KOHALA, HAWAII

FOR PROPERTY ASSESSMENT PURPOSES
SUBJECT TO CHANGE

DEPARTMENT OF TAXATION
PROPERTY TECHNICAL OFFICE
TAX MAPS BRANCH
STATE OF HAWAII
TAX MAP

ZONE	SEC.	PLAT
6	8	01

SCALE: 1 IN. = 300 FT.

397890

Exhibit B
to Agreement Regarding Easements and Utilities

Legal Description of Lot C-1-A/025

397890

Exhibit C
to Agreement Regarding Easements and Utilities

Legal Description of Lot F-1/037

397890

Exhibit D
to Agreement Regarding Easements and Utilities

Legal Description of Lot A-1-A/040

397890

Exhibit E
to Agreement Regarding Easements and Utilities

Legal Description of Lot B-1-A/038

397890

Exhibit F
to Agreement Regarding Easements and Utilities

Legal Description of Lot D-1-A/039

397890

Exhibit G
to Agreement Regarding Easements and Utilities

Legal Description of Lot D-1-B-2/036

397890

Exhibit H
to Agreement Regarding Easements and Utilities

Legal Description of Lot D-1-B-1/069

397890

LAND COURT	REGULAR SYSTEM
AFTER RECORDATION, RETURN BY MAIL ( ) PICKUP (X):

Bays Lung Rose & Holma [BWH]
700 Bishop St., Ste. 900
Honolulu, HI 96813
Tel.: (808) 523-9000

OULI WELLS LEASE

PARTIES TO DOCUMENT:

358445

“Lessor”:	Bridge Aina Le‘a, LLC, a Hawaii limited liability company, with a mailing address of P.O. Box 10001, PMB 29, Saipan, MP 96950

“Lessee”:	Aina Le‘a, Inc., a Delaware corporation, with a mailing address of 201 Waikoloa Beach Drive #2F17, Waikoloa, HI 96738

Tax Map Key Nos.:	(3) 6-2-001-087; (3) 6-2-001-088; and (3) 6-2-001-089	This document contains ___ pages.

358445

This Ouli Wells Lease (“Lease”) is made as of effective as of _____________________, 20___ (“Effective Date”) by Lessor and Lessee (collectively, “Parties”).
Immediately preceding the Parties’ execution and delivery of this Lease, Lessor conveyed to Lessee with a Limited Warranty Deed recorded in the Bureau of Conveyances of the State of Hawaii (“Bureau”) as Document No. ____________________, the real property located in Waikoloa, South Kohala on the Island and County of Hawaii, State of Hawaii, designated as Tax Map Key No. (3) 6-8-001-038, Lot No. B-1-A, consisting of approximately 628.316 acres, and Tax Map Key No. (3) 6-8-001-039, Lot No. D-1-A consisting of approximately 383.033 acres, all as described in more detail in Exhibit A attached to this Lease (collectively, “Residential Property”), pursuant to a Purchase and Sale Agreement for Residential Property at Aina Le‘a dated _____________________, 20___ (“PSA”).
Pursuant to the PSA and contemporaneously with the execution and delivery of this Lease:

(a)	Lessor made a purchase-money loan to Lessee in the principal amount of $14,000,000.00 USD (“Loan”) to enable Lessee to purchase the Residential Property;

(b)	Lessee delivered a Promissory Note in the amount of and evidencing the Loan to Lessor (“Note”);

(c)
Lessee granted and recorded in the Bureau a Purchase-Money Mortgage, Security Agreement, and Financing Statement over the Residential Property in favor of Lessor (“Residential-Property Mortgage”) as Document No. ______________; and

(d)	the Parties entered into and recorded in the Bureau an Agreement Regarding Easements and Utilities as Document No. _____________________ (“Easements/Utilities Agreement”).
Lessee also owns an undivided partial interest in the real property located in Waikoloa designated as Lot No. D-1-B-2, Tax Map Key No. (3) 6-8-001-036, consisting of approximately 37.863 acres, and Lot No. D-1-B-1, Tax Map Key No. (3) 6-8-001-069, consisting of approximately 23.559 acres, as described in more detail on Exhibit B (collectively, “Affordable-Housing Property”). In this Lease, “Lessee’s Property” means the Residential Property and Affordable-Housing Property collectively.
Lessor owns the real property located in Waikoloa, South Kohala on the Island Hawaii, State of Hawaii, designated as:

(a)
Tax Map Key Nos. (3) 6-2-001-087, -088, 089, consisting of approximately 0.2296 acres each, all of which are described in Exhibit C attached to this Lease (collectively, “Leased Sites”), subject to the encumbrances set forth in Exhibit C (“Leased-Sites’ Encumbrances”);

358445

(b)	Tax Map Key No. (3) 6-8-001-025, Lot C-1, consisting of approximately 27.016 acres, as described in more detail in Exhibit D (“Commercial Property”); and

(c)
Tax Map Key No. (3) 6-8-001-040, Lot A-1-A, consisting of approximately 392.808 acres, and Tax Map Key No. (3) 6-8-001-069, Lot F-1, consisting of approximately 1,507.441 acres, all as described in Exhibit E (collectively, “Agricultural Property”). In this Lease, “Lessor’s Property” means the Commercial Property and Agricultural Property collectively, but not the Leased Sites.

Lessor is also a party to the following agreements and instruments (collectively, “Agreements”):

(a)
Restated Water Agreement dated April 1, 2003 with Hale Wailani Partners LP, a Hawaii limited partnership, a short form of which was recorded in the Bureau on February 22, 2005 as Document No. 2005-035372 (“Wailani Water Agreement”);

(b)	Grant of Easement dated April 17, 2006 from Mauna Kea Development Corp., a Hawaii corporation, recorded in the Bureau on April 18, 2006 as Document No. 2006-072169 (“Uplands-System Easement”);

(c)	Easement dated December 17, 2003 from Waikoloa Village Association, a Hawaii nonprofit corporation, recorded in the Bureau on December 22, 2013 as Document No. 2003-281789 (“Lalamilo Easement”); and

(d)	Water Development Agreement (“Water-Board Agreement”) dated September 26, 2006 with the Water Board of the County of Hawaii (“Water Board”).
The Agreements contemplate Lessor’s developing and constructing: (a) wells on the Leased Sites or on the “Wailani Well” site (as that term is defined in the Wailani Water Agreement) (collectively, “Ouli Wells”); (b) a water system to deliver water from the Ouli Wells to the Water Board’s reservoir (“Uplands Reservoir”) located makai of the Leased Sites (which is part of the Water Board’s water system known as the Mauna Kea Uplands System (“Uplands System”)); and (c) a water system to deliver water from the Water Board’s water system located to the southeast of the Leased Sites known as the Lalamilo System (“Lalamilo System”) to Lessee’s Property and Lessor’s Property. The Water-Board Agreement contemplates allocating water from the Lalamilo System to Lessor based on a portion of the Ouli Wells’ capacity.
The Easements/Utilities Agreement requires, among other things, that Lessee develop and construct certain utility-related improvements to serve the Commercial Property.
Lessor and Lessee (collectively, “Parties”) wish for Lessor to lease the Leased Sites and assign the Agreements to Lessee for the purpose of Lessee’s developing all the water systems and improvements contemplated for development by Lessor under the Agreements (collectively, “Water Systems”), and Lessee wishes to accept and assume the same, according to the terms of

358445

this Lease and in a manner that is consistent with the Easements/Utilities Agreements.
Therefore, in consideration of their mutual undertakings as set forth in this Lease, the receipt and sufficiency of which the Parties acknowledge, the Parties agree as follows:
1.    Lease/Assignment; Reservations.
(a)    For the Term (defined below) and subject to all the reservations, terms, and conditions of this Lease, Lessor: (1) leases the Leased Sites to Lessee, subject to the Leased-Sites’ Encumbrances, (2) assigns the Agreements and all rights under the Agreements to Lessee, and (3) delegates all duties under the Agreements to Lessee. Lessee accepts and assumes the same. In this Lease, “Lease/Assignment” means the lease, assignment, delegation, acceptance, and assumption under this Lease/Assignment; Reservations Section.
(b)    Notwithstanding the foregoing or anything to the contrary in this Lease, Lessor reserves from the Lease/Assignment the following:
(1)    The right to be conveyed and assigned any and all well sites (including but not limited to the Wailani Well), land, easements, and other property rights from Hale Wailani Partners LP (or its successor or assignee) under the Wailani Water Agreement. None of the foregoing rights may be conveyed or assigned to Lessee, and Lessee will not accept any conveyance or assignment of such rights.
(2)    The right of first refusal and other rights under Section 23 of the Wailani Water Agreement, and all related or supporting rights pertaining to that right of first refusal.
(3)    The right and power to agree to amend any of the Agreements.
(4)    The right and power to agree to waive or release any right or remedy under any of the Agreements.
(c)    As long as no Event of Default (defined below) occurs, Lessor will not exercise any of the foregoing reserved rights in a manner that would materially impair or negatively alter Lessee’s rights under this Lease.
2.    Term. The term of this Lease (“Term”) will commence on the Effective Date and terminate on the date that the Water Systems are granted, conveyed, or dedicated to the Water Board pursuant to the Water-Board Agreement, subject to Lessor’s rights under Section 16 Default and Remedies.
3.    Use and Exercise of Rights. Lessee will use the Leased Sites and exercise the rights under the Agreements assigned to Lessee (“Agreement Rights”) solely for: (a) developing an integrated system for the delivery of potable water from the Ouli Wells; (b) obtaining, for Lessor’s and Lessee’s benefit, the allocation of water from the Lalamilo System as contemplated by the Water-Board Agreement; (c) developing an integrated system for the delivery of potable water from the Lalamilo System to Lessor’s Property and Lessee’s Property

358445

(“Lalamilo Improvements”); and (d) ancillary purposes necessary to support or accomplish the foregoing.
4.    Development, Construction, and Dedication of Water Systems.
(a)    Completion Deadline.
(1)    Lessee will develop and construct the Water Systems by the date that is seven years after the Effective Date (“Completion Deadline”). Lessee will use Lessee’s best commercially-reasonable efforts to dedicate the Water Systems to the Water Board and cause the Water Board to accept the same as soon after Lessee substantially completes the Water Systems as is commercially reasonable. Failure of the Water Board to accept the Water Systems when completed by Lessee is not an Event of Default hereunder. Lessee will promptly perform (at Lessee’s cost) all water testing and other commercially-reasonable requirements imposed by the Water Board for such dedication.
(2)    Lessee may extend the “Completion Deadline” by two years after the originally-scheduled Completion Deadline if:
(A)    Lessee has substantially completed Lessee’s Obligations (defined below);
(B)    before expiration of the originally-scheduled Completion Deadline, Lessee obtains a bond naming Lessor as obligee for completion of Lessee’s Obligations (defined below) by the extended deadline set forth in this Section 4(a)(2) from a bonding company reasonably satisfactory to Lessor in the amount of the estimated cost of the then-remaining Lessee’s Obligations (including for performance, materials, labor, and any other associated costs), the estimated amount of which must be reasonably approved by Lessor, plus 10% (the foregoing requirements, “Bond Requirements”); and
(C)    no Event of Default (defined below) or Material Default has occurred. “Material Default” has the meaning set forth in the Easements/Utilities Agreement.
(b)    Lessee’s Obligations; Costs. “Lessee’s Obligations” means Lessee’s obligations to develop and construct the Water Systems and all other obligations under this Lease and the Agreements. Lessee will be responsible for all costs of performing Lessee’s Obligations, including but not limited to the costs designing, engineering, obtaining permits for, and constructing the Water Systems. For clarification and without limiting the definition of Lessee’s Obligations, Lessee’s Obligations include:
(1)    constructing all ancillary improvements necessary for construction, operation, maintenance, and repair of the Ouli Wells, pumps, and transmission lines for both the Uplands System and Lalamilo System, including but not limited to all appropriate roads and any necessary supporting utility improvements (e.g., electrical);

358445

(2)    complying with the easement instrument dated January 29, 1993 in favor of Hawaiian Electric Light Company, Inc. and recorded in the Bureau as Document No. 93-026334, as is referenced in the Uplands-System Easement;
(3)    constructing the “Emergency Roadway” contemplated by Section 14 of the Lalamilo Easement; and
(4)    giving any notices of the Lease/Assignment to the applicable parties required by the Agreements (e.g., Section 14 of the Uplands-System Easement).
(c)    Uplands Improvements. Lessee will develop the Uplands System portion of the Water Systems (“Uplands Improvements”) with at least two operational Ouli Wells, with no more than one Ouli Well on each of the Leased Sites or the Wailani Well, as applicable.
(d)    Lalamilo Improvements.
(1)    Lessee will design and construct the Lalamilo Improvements to the Commercial Property through the Agricultural Land, Residential Property, and Affordable-Housing Parcel: (A) in a manner that permits Lessor to tap into and use water transmitted through the Lalamilo Improvements on the Agricultural Property and Commercial Property; (B) with sufficient size and capacity to deliver all the Excess Water (defined below) to the Agricultural Property and Commercial Property; (C) in a manner that is consistent with the requirements regarding the improvements that will serve the Commercial Property contemplated in the Easements/Utilities Agreement; and (D) all as approved by Lessor in Lessor’s reasonable discretion. The location of the Lalamilo Improvements on the Agricultural Property will also be subject to Lessor’s approval.
(2)    The Parties acknowledge and agree that the Easements/Utilities Agreement contemplates Lessee obtaining water for Lessor’s use at Lessor’s Property from the Waikoloa Water Co., Inc., a Hawaii corporation (“Waikoloa Water Co.”). The Parties acknowledge and agree that the Excess Water under this Agreement is intended to supplement the water from Waikoloa Water Co.
(e)    Compliance with Agreements and Laws. Lessee will develop and construct the Water Systems as required (and only in the areas permitted) by, and in a manner that is consistent, in conformity, and in harmony with the intent of:
(1)    the Agreements;
(2)    the Easements/Utilities Agreement;
(3)    all applicable governmental laws, regulations, rules, zoning requirements, ordinances, orders, permits, licenses, and other requirements imposed by any federal, state, or local governmental authority (collectively, “Laws”), including but not limited to: (A) the State of Hawaii Land Use Commission’s Decision and Order in Docket No. A87-617 dated January 17, 1989, as amended several times, which is stated in an Amended and Restated

358445

Certificate and Consent made by Lessor dated January 20, 2006 and recorded in the Bureau on February 2, 2006 as Document No. 2006-021470; (B) County of Hawaii Zoning Ordinance 93-1, as amended by Ordinance No. 96-153; and (C) Conditional Use Permit 91-7; and
(4)    any applicable utility-company’s rules, requirements, and policies (e.g., Hawaii Electric Light Company, Inc.).
(f)    Maximum Production. Lessee will use its best efforts and every means technically feasible to situate, design, drill, and otherwise develop and cause the Leased Sites to yield the maximum production of potable water from the Ouli Wells, including but not limited to expanding the size, depth, and pumping capacity, as necessary. Lessee acknowledges and agrees that the foregoing requirement is intended for Lessor’s benefit to maximize the amount Excess Water (defined below) produced by the Ouli Wells, and that Lessor would not have been willing to enter into this Lease unless Lessee agreed to use its best efforts and every means possible to maximize such production.
(g)    Lessor’s Approval of Elections, Designs, and Plans.
(1)    Lessee will give written notice to Lessor of any elections it wishes to make under the Agreements (for example, which well sites to develop under the Wailani Water Agreement) at least 30 days before the deadline for any such election. All of Lessee’s elections under the Agreements will be subject to Lessor’s written approval, which Lessor may not unreasonably withhold or delay.
(2)    Before submitting any designs or plans to the Water Board and before beginning any construction, Lessee will provide copies of all designs and plans for the Water Systems for Lessor’s written approval, which approval Lessor may not unreasonably withhold. Without limiting the generality of the foregoing, it will be reasonable for Lessor to withhold or condition its approval if Lessor reasonably concludes that the action for which Lessee seeks approval would or might violate, breach, or be inconsistent with the intent of any Laws, any of the Agreements, this Lease, or the Easements/Utilities Agreement.
(3)    Lessee will pay for Lessor’s costs to review such elections, designs, and plans (including but not limited to any engineers’ and architects’ fees), plus applicable general excise tax. Lessor may withhold approval of such elections, designs, and plans until Lessee reimburses Lessor for such costs (including applicable general excise tax).
(h)    Governmental and Other Permits; Community Facility Districts.
(1)    Lessee will be solely responsible for taking all actions, obtaining all governmental and other permits, and bearing all costs and expenses associated in any way with developing, operating, or dedicating the Water Systems. Lessee will indemnify, defend, and hold harmless Lessor from and against any claim or cause of action relating to said development, operation, and dedication or the failure thereof. The Parties’ respective rights and obligations in the foregoing sentence will survive expiration of the Term and any termination of this Lease.

358445

(2)    As long as doing so does not negatively affect or diminish Lessor’s rights under this Lease or otherwise, Lessor will (at no cost to Lessor) cooperate with any and all applications for Community Facility District funding by Lessee, including the transfer of this Lease to a Community Facility District benefiting any one or more of the Residential Property, the Affordable-Housing Property, or a public utility company formed to supply water to the Residential Property, the Affordable-Housing Property, or both.
(i)    Additional Easements/Rights.
(1)    If the Agreements do not provide all easements, right-of-ways, and other rights necessary or desirable for Lessee to perform Lessee’s Obligations (collectively, “Additional Rights/Easements”), Lessee will, at Lessee’s sole cost, obtain all Additional Rights/Easements necessary or desirable to perform Lessee’s Obligations.
(2)    If Lessee breaches any of Lessee’s Obligations, all Additional Easements/Rights which Lessee has then obtained will automatically be assigned and conveyed to Lessor without any further action from Lessee. In such event, Lessee will execute, within three business days’ of Lessor’s request from time to time, any one or more documents or instruments confirming such assignment and conveyance. If Lessee fails to execute any such documents or instruments by the foregoing deadline (as applicable from time to time), Lessee (for itself and its successors and assigns) hereby irrevocably appoints Lessor (and Lessor’s successors and assigns) as Lessee’s attorney-in-fact, coupled with an interest, for purposes of executing and recording any such documents and easements.
(j)    Dedication to Water Board. Lessee will, immediately upon completion of the Water Systems, seek to dedicate the Water Systems to the Water Board, and will fulfill all conditions upon such dedication requested or mandated by the Water Board. Lessor will cooperate with Lessee with the dedication of the Water Systems to the Water Board, including, but not limited to dedicating the fee-simple interest in the Leased Sites to the Water Board upon request by Lessee concurrently with Lessee’s dedication of the Water Systems.
5.    Allocation of Water.
(a)    Lessee’s First Priority. As long as Lessee has not breached any of Lessee’s Obligations, Lessee will be entitled to a first-priority allocation of the potable water which is allocated to Lessor or Lessor’s successor in interest (as applicable, “Lessor Party”) (whether under the Water-Board Agreement or otherwise) in the amount of Lessee’s Water Requirement (defined below), solely for use on Lessee’s Property. Lessee will not be entitled to the foregoing allocation if Lessee has breached any of its obligations under this Lease, unless Lessor has waived such breach in a writing citing this Section of this Lease and specifically stating that Lessor waives that breach. Any such waiver by Lessor will only apply to that specific breach, and will not be deemed to apply to any other breaches by Lessee. “Lessee’s Water Requirement” means a maximum amount equal to: (1) 600 gallons per day for each fully-constructed single-family residence; (2) 400 gallons per day for each fully-constructed attached multi-family residence; and (3) for non-residential structures constructed on Lessee’s Property, the amount of potable water reasonably required for use of such structures.

358445

(b)    Lessor’s Right to Excess Water. Any and all water allocated to Lessor Party under the Water-Board Agreement, and any water otherwise available to the Water Systems (whether by way of the Agreements or otherwise), which is in excess of Lessee’s Water Requirement (“Excess Water”) will be allocated to Lessor to be used by Lessor for any reason in Lessor’s sole and absolute discretion, whether on Lessor’s Property or elsewhere; provided, however, that Lessor’s rights to Excess Water will at all times be subordinated to Lessee’s Water Requirement. Without limiting the generality of the foregoing, Lessor may sell Excess Water, and water credits associated with any Excess Water, to third parties without notice to Lessee. Lessor’s rights to Excess Water will be revocable if and to the extent water is required for the development of Lessee’s units in accordance with Lessee’s Water Requirement and the amount of available water is limited by the developed wells in the Water Systems. Lessor’s rights to Excess Water will continue even if Lessee is unable to grant, convey, or dedicate the Water Systems to the Water Board.
(c)    Survival. The Parties’ respective rights and obligations under this Allocation of Water Section will survive expiration of the Term and any termination of this Lease.
6.    Rent. In consideration of this Lease, and in addition to its other undertakings hereunder, Lessee will pay to Lessor an amount equal to annual County of Hawaii real-property taxes on the Leased Sites and all other governmental or quasi-governmental fees or charges assessed against the Leased Sites or the owner of the Leased Sites during the Term, plus general excise tax, payable in full at least 15 Business Days before their due date, or upon earlier notice from Lessor. Lessee’s obligation to pay rent during the Term will survive expiration of the Term and any termination of this Lease (i.e., termination of this Lease will not terminate Lessee’s obligation to pay rent which accrued before termination, but Lessee will not be obligated to pay rent for periods after the Term).
7.    Inspections by Lessor. Lessor may inspect the Leased Sites and Water Systems from time to time. If Lessor discovers any problems or issues pertaining to Leased Sites or Water Systems which require repair, maintenance, or other actions and Lessor fails to take appropriate actions within 15 days of Lessor’s written notice to Lessee regarding the same, Lessor may make such repairs, perform such maintenance, or take such other appropriate action, and Lessee will reimburse Lessor for the costs of the same, plus applicable general excise tax, within 30 calendar days of Lessor’s written demand to Lessee for payment of the same. If Lessee fails to pay such amount owed by the foregoing deadline, the amount due will accrue interest at the rate of 10% per year.
8.    Notice of Triggers, Deadlines, and Defaults. Lessee will notify Lessor in writing of:
(a)    any event which triggers any deadline under any of the Agreements within two business days of the occurrence of such event (as an example and without limiting the generality of the foregoing, if Hale Wailani Partners LP (or its successor) gives the “Wailani Development Notice” contemplated by Section 2.a of the Wailani Water Agreement), and will reference the specific Agreement, section, and deadline which has been triggered in such notice;

358445

(b)    any deadline which is approaching under any Agreement at least 60 days before such deadline occurs, even if Lessor has constructive or actual knowledge of such deadline;
(c)    any default of or breach by any party (including Lessee) of any of the Agreements within two business days of learning of such default or breach; and
(d)    any notices given by any party (including Lessee) under any of the Agreements, along with a full copy of such notice, within two business days of Lessee’s receiving or sending such notice.
9.    “AS-IS” CONVEYANCE AND ASSIGNMENT. LESSEE ACKNOWLEDGES AND AGREES THAT IT IS ACCEPTING THE LEASED SITES AND AGREEMENT RIGHTS IN THEIR “AS-IS, WHERE-IS” CONDITION, AND THAT LESSOR HAS MADE NO REPRESENTATIONS OR WARRANTIES TO LESSEE REGARDING ANY MATTER RELATING TO THE LEASED SITES, AGREEMENT RIGHTS, OR WATER SYSTEMS. LESSEE ACKNOWLEDGES AND AGREES THAT LESSOR HAS MADE AND MAKES NO REPRESENTATION OR WARRANTY WHATSOEVER TO LESSEE WITH RESPECT TO ANY MATTER RELATING TO THIS LEASE, INCLUDING BUT NOT LIMITED TO THE QUALITY OR QUANTITY OF WATER WHICH THE OULI WELLS MAY PRODUCE, THE COST OF DEVELOPING AND CONSTRUCTING THE WATER SYSTEMS, OR THAT THE ALLOCATION OF WATER TO LESSEE UNDER THIS LEASE WILL BE SUFFICIENT FOR LESSEE’S PURPOSES. LESSOR EXPRESSLY DISCLAIMS ANY SUCH ALLEGED REPRESENTATION OR WARRANTY.
10.    Lessor’s Consent. Notwithstanding anything in this Lease to the contrary, no consent or approval given by Lessor pursuant to the terms of this Lease will be deemed to be a representation or warranty by Lessor regarding any matter pertaining to the subject for which Lessor’s consent or approval was given (including but not limited to the adequacy, quality, safety, or legality of the requested or proposed matter). Lessor will have no liability for consenting to or approving any matter.
11.    No Partnership or Joint Development. Nothing in this Lease is intended to create a partnership, joint-venture arrangement, or principal/agent relationship between the Parties, or to provide for a joint development of the Parties’ respective properties.
12.    Insurance.
(a)    Lessee’s Casualty Insurance. At all times during the Term, Lessee will procure and maintain, without cost to Lessor, the following policies of insurance with an insurance company or companies qualified to do business in Hawaii and in form and substance satisfactory to Lessor:
(1)    Commercial General Liability insuring against all claims, demands, and actions arising out of or in connection with occurrences on and throughout the Leased Sites and the Water Systems, covering the development, construction, and operation of

358445

the Leased Sites and Water Systems, and all operations of Lessee and all parties affiliated in any way with Lessee in connection with the Leased Sites and Water Systems, and for liabilities assumed under this Lease. The policy must:
(A)    include coverage for bodily injuries and property damage arising from the Leased Sites and Water Systems and operations, independent contractors, products and completed operations, personal injuries, blanket contractual liabilities, fire legal liabilities, and employees as additional insureds;
(B)    have the following minimum limits:
(i)    a combined single limit for bodily injuries and property damage of not less than $1,000,000 per occurrence, $2,000,000 general aggregate, and $2,000,000 products and completed operations aggregate;
(ii)    not less than $1,000,000 per person or per organization for personal injuries, subject to the $2,000,000 general aggregate;
(iii)    not less than $50,000 for any one fire for fire legal damage, subject to the $2,000,000 general aggregate;
(iv)    not less than $5,000 for any one person for medical expenses, subject to the $2,000,000 general aggregate;
(C)    be endorsed to provide that the general aggregate limit exclusively applies to the Leased Sites and Water Systems;
(D)    insure the performance by Lessee of the Indemnity Section of this Lease (but such insurance will not limit the liability or extent of liability of Lessee under that Section); and
(E)    contain a provision in the policy and certificate of insurance specifically naming as additional insureds Lessor and its Affiliates and mortgagees (collectively, “Required Additional Insureds”).
(2)    Umbrella Insurance with a minimum limit of $2,000,000 and a self-insured retention no greater than $10,000 in addition to other limits provided by the commercial general liability and employers’ liability policies required under this Lease. Such umbrella policy will, at a minimum, provide as broad a coverage as the aforementioned primary insurance policies, will provide defense expense in addition to the limit of liability stated in the policy, and will contain a provision in the policy and certificate of insurance specifically naming as additional insureds Lessor the Required Additional Insureds.
(3)    Workers’ Compensation and Employers’ Liability insurance as required by and in conformity with applicable Law, plus voluntary compensation coverage, other states coverage, and, if applicable, for all employees working in, at or on the Leased Sites and Water Systems, providing not less than the statutory workers’ compensation benefits and

358445

employers’ liability insurance limits of $1,000,000 for each employee, $1,000,000 policy limit by disease, and $1,000,000 for each accident. Such insurance will be endorsed to include a waiver of any rights of subrogation against Lessor and the Required Additional Insureds.
(4)    Pollution Legal Liability Insurance, if required by Lessor because of special environmental concerns regarding Lessee’s operations, covering claims for damage or injury caused by hazardous materials, including, without limitation, bodily injury, wrongful death, property damage, including loss of use, removal, cleanup, and restoration of work and materials necessary to return the Leased Sites, any property subject to the Agreements, and Lessor’s Property to their condition existing prior to the appearance of Lessee’s hazardous materials on the foregoing property, which insurance will be required only during the period of construction of the Water Systems. The policy will contain a provision specifically naming as additional insureds Lessor and the Required Additional Insureds. If such coverage is applicable, limits for Pollution Legal Liability coverage will be determined by Lessor.
(5)    All insurance required to be provided by Lessee under this paragraph will:
(A)    be written on an “occurrence” form;
(B)    cover the whole portion of the Leased Sites and the Water Systems, and will also cover any act or omission of any employee of Lessee and any occurrence involving any employee of Lessee which occurs at any other portion of the property in which the Leased Sites and Water Systems are located and occurs in the course of such employee’s employment with Lessee; and
(C)    include an endorsement providing that inclusion of more than one entity as insured under any such policy will in no way affect the right of any insured entity thereunder as respects any claim, demand, suit, or judgment made or brought by or in favor of any other insured entity, so that the policy will protect each entity in the same manner as though a separate policy had been issued to each entity.
(b)    Lessee’s Property Insurance. Lessee will, without cost to Lessor, keep the Leased Sites, all improvements, the Water Systems, and all equipment, fixtures, appurtenances, trade fixtures, business personal property, and all other contents located on, in, or at the Leased Sites or Water Systems insured throughout the Term (and any renewals or extensions) for the full replacement cost new at the time of loss, with agreed value and no coinsurance and without deduction for depreciation, against the perils commonly insured under the I.S.O. Broad Coverage and Form and extended coverage insurance with vandalism and malicious mischief endorsements, and also against loss or damage by flood (if located within a 100-year flood zone), tsunami, windstorm, and hurricane. Such policy will not contain a per occurrence deductible greater than $5,000. Such policy or policies will be made payable to Lessor and Lessee, as their interests may appear. Upon occurrence of an insured loss, proceeds of such insurance policies received by Lessee will be applied first to replacement or repair of Lessee’s improvements, trade fixtures, and equipment until they are restored as nearly as may be to their condition prior to the occurrence of the loss, and only then to replacement of Lessee’s business personal property and

358445

other contents. Such insurance will also provide business-income with extra-expense coverage in an amount sufficient to cover Lessee’s actual losses sustained due to the necessary suspension of operations for a period of restoration which lasts one year from the time the Leased Sites and Water Systems or business personal property are damaged. Lessee acknowledges and understands that Lessor does not maintain coverage for the items described in this Section.
(c)    General Insurance Requirements.
(1)    All insurance required to be obtained by Lessee under this Lease will:
(A)    be issued by an insurance company approved and authorized to do business in Hawaii with an A. M. Best published rating of not less than “A” - Class VII, and otherwise reasonably approved by Lessor;
(B)    include an endorsement providing that such insurance will be written as primary coverage and not contributing and not in excess of any coverage that Lessor, any Affiliate of Lessor, or mortgagee may carry;
(C)    include an endorsement providing that the policies will not be canceled, allowed to expire by non-renewal or modified without 30 calendar days written notice to Lessor before the effective date of the proposed cancellation, non-renewal, or modification;
(D)    name Lessor, any and all Affiliates, mortgagees, and other lenders and such additional entities as may be specified by Lessor from time to time, as additional insureds thereunder, as their interests will appear; and
(E)    at Lessor’s election, also name Lessor’s Mortgagee as loss payee under all Commercial Property Insurance policies, and as an additional insured under all commercial general liability policies of insurance, as its interest may appear.
(2)    Before commencement of any development of the Leased Sites and development or construction of the Water Systems, Lessee will deposit with Lessor current certificates of all insurance required to be obtained by Lessee under this Lease in form and content reasonably acceptable to Lessor. Such certificates will name as additional insureds all persons who are required to be named as such in this Lease. At least 10 calendar days before the expiration date of any such policy of insurance, Lessee will deposit with Lessor renewal certificates of insurance. All certificates will contain a provision that the policies will not be canceled, allowed to expire by non-renewal, or modified without 30 calendar days prior notice to Lessor, and the words “endeavor to”, and “but failure to mail such notice will impose no obligation of liability of any kind upon the company, its agents or representatives”, or similar words must not appear in such provision. If requested by Lessor, Lessee will deposit true and complete copies of any or all insurance policies required under this Lease with Lessor.
(3)    Lessee acknowledges that inflation may reduce the effective value

358445

of coverage, that terms of insurance contracts or endorsements may be revised, that the types of insurance contemplated herein may become unavailable or that other circumstances may arise which affect or threaten to affect the protection to be afforded by the insurance required hereunder. Accordingly, Lessor may from time to time, by written notice to Lessee, to increase the minimum policy limits required in this Lease or to require Lessee to procure and maintain additional forms of insurance to such amounts or coverage as Lessor may reasonably and in good faith determine to be consistent with then-prevailing prudent commercial practice.
(d)    Waiver of Subrogation. Lessee hereby waives, on Lessee’s behalf and on behalf of any Lessee’s insurance carriers, any and all rights to recover against Lessor or against the Affiliates of Lessor or against Lessor’s mortgagees, for any loss, damage, injury, or risk whatsoever, including consequential loss or damage, arising from any cause covered by any insurance required to be carried by Lessee under this Lease or by any other insurance actually carried by Lessee. With respect to each policy of insurance carried by Lessee, Lessee will deliver to Lessor on or before the Effective Date either: (a) appropriate provisions from such policy indicating that Lessee has the right to waive on Lessee’s behalf and on behalf of its insurance carrier all of the rights of recovery and subrogation described in this Section, or (b) appropriate waivers of subrogation from such insurance carriers. Lessee will cause all parties affiliated with Lessee or claiming by, under, or through Lessee to similarly waive any and all rights of recovery and deliver to Lessor either appropriate provisions from their insurance policies indicating appropriate waivers of subrogation. The Parties’ respective rights and obligations under this Section will survive expiration of the Term and any termination of this Lease.
13.    Assignment and Subleasing.
(a)    Except with respect to a Permitted Lease Lien (defined below), Lessee will not assign or Sublease its rights under this Lease without the prior written consent of Lessor, which consent will not be unreasonably withheld or delayed. Without limiting the generality of the foregoing, it will be reasonable for Lessor to consider the safety record, operations ability, and financial condition of the proposed assignee. Notwithstanding the foregoing, no such consent will be required for an assignment by Lessee to a wholly-owned entity regulated by the Public Utilities Commission, State of Hawaii.
(b)    Any assignment, Sublease, or other such transfer without Lessor’s prior written consent will be voidable by Lessor, and, at Lessor’s election, will constitute a default by Lessee hereunder. “Sublease” means any sublease as well as the granting of any licenses, concessions, or any other rights to use or possess any of the Leased Sites or any portion of the Water Systems.
(c)    If Lessee is a partnership or limited liability company, a withdrawal or change (voluntary, involuntary, or by operation of Law) of any partner or member owning 20% or more of the partnership or the limited liability company, or the dilution or liquidation of the partnership or limited liability company, will be deemed an assignment of this Lease. If Lessee consists of more than one person, a purported assignment (voluntary, involuntary, or by operation of Law) from any of such persons to any other person or entity will be deemed an assignment of

358445

this Lease. If Lessee is a trust, one or more sales or transfers by operation of law or otherwise by which an aggregate of more than 50% of the total beneficial interests of the trust become vested in one or more persons who or which are not beneficiaries thereof, either legally or equitably, as of the date of this Lease or of Lessee’s subsequent acquisition of this Lease by assignment, will be deemed an assignment of this Lease. If Lessee is a corporation, any dissolution, merger, consolidation, or other reorganization of Lessee, or the sale or other transfer of the Controlling Percentage (defined below) of the capital stock of Lessee, or the sale of 51% of the value of the assets of Lessee, will be deemed an assignment of this Lease. If Lessee is a corporation in which stock is publicly held and traded regularly on a recognized stock exchange, the condition that the present stockholders of Lessee retain at least 50% of the voting stock of Lessee will not apply, nor will the provisions relating to the transfer, sale, pledge, or other disposition of corporation stock or voting securities of Lessee apply, but a merger or acquisition of 51% or more of the outstanding stock of any such Lessee will be construed to be an assignment and will require Lessor’s consent. “Controlling Percentage” means the ownership of, and the right to vote, stock possessing at least 51% of the total combined voting power of all classes of Lessee’s capital stock issued, outstanding, and entitled to vote for the election of directors.
(d)    Consent by Lessor to one or more assignments or Subleases will not operate as a waiver of Lessor’s rights as to any subsequent assignments and Subleases. Notwithstanding any assignment or Sublease, Lessee will at all times remain fully and primarily responsible and liable for the compliance with and performance of all of Lessee’s Obligations. Lessor will be entitled to reimbursement by Lessee for reasonable fees incurred by Lessor for the processing of any requests for assignment or Sublease by Lessee, including but not limited to attorneys’ fees.
(e)    Notwithstanding anything in this Lease to the contrary, Lessee may pledge and assign Lessee’s rights under this Lease to a lender as for a loan to Lessee (“Permitted Lease Lien”) as long as:
(1)    Lessee gives Lessor 20 business days’ prior written notice of proposed Permitted Lease Lien, which notice must include an identification of the proposed new lienholder (“Permitted Lienholder”) and a copy of the proposed Permitted Lease Lien agreement;
(2)    Lessor either: (A) gives Lessor’s written consent to such proposed Permitted Lease Lien (which Lender may not unreasonably withhold); or (B) fails to respond in writing to Lessee’s request within 15 business days of receiving Lessee’s written request with an explanation of the reason why Lessor is withholding its consent;
(3)    the Permitted Lease Lien is in a form and contains provisions reasonably acceptable to Lessee, and is solely for purposes of securing financing for performing Lessee’s Obligations; and
(4)    the Permitted Lienholder is a reputable commercial lender.
14.    Condemnation. If during the Term all or any portion of the Leased Sites, Water

358445

Systems, or the Agreement Rights are taken or condemned by any authority having the power of eminent domain, then and in every such case the estate and interest of Lessee in any part of the Leased Sites, Water Systems, or Agreement rights so taken or condemned will at once cease and terminate, but this Lease will not terminate as a result. Notwithstanding the foregoing, Lessee will have the right to claim and recover from the condemning authority compensation as may be separately awarded or recoverable by Lessee in its own right on account of any and all damage to its business by reason of any such condemnation.
15.    Indemnity. Without limiting any provision of this Lease, to the fullest extent permitted by Laws, Lessee will indemnify, defend (with counsel satisfactory to Lessor), and hold harmless Lessor, its Affiliates (defined below), and any successors to Lessor’s interest in the Leased Sites or Agreement Rights, from and against any and all foreseeable and unforeseeable consequential damages, losses, costs, expenses (including reasonable attorneys’ fees and litigation costs, consultant fees, and expert fees), claims, causes of action, demands, obligations, judgments, penalties, fines, or liabilities directly or indirectly relating to or arising from: (a) any negligence or willful misconduct by Lessee or any of Lessee’s Affiliates; (b) any activity undertaken by Lessee or any of Lessee’s Affiliates at the Leased Sites or Wailani Well or otherwise pursuant to this Lease; (c) any remedial or clean-up work undertaken by or for Lessee in connection with Lessee’s or any of Lessee’s Affiliates, or any of their compliance with Laws, including but not limited to those relating to hazardous materials, and (d) any Event of Default or other breach of Lessee’s Obligations. Lessor will have the right but not the obligation to join and participate in, and control, if it so elects, any legal proceedings or actions initiated in connection with Lessee’s or any other party affiliated with Lessee’s activities. Lessee will reimburse any costs or expenses incurred by Lessor for which Lessee is responsible under this Lease or for which Lessee has indemnified Lessor on demand. The Parties’ respective rights and obligations under this Section will survive expiration of the Term and any termination of this Lease. “Affiliates” means a party’s directors, officers, shareholders, managers, members, partners, incorporators, organizers, agents, employees, attorneys, consultants, advisors, lenders, representatives, affiliates, any other person or entity acting by or through a party, and any other person or entity which meets the definition of “affiliated company” or “affiliated person” under The Investment Company Act of 1940.
16.    Default and Remedies.
(a)    Event of Default. The occurrence of any one more of the following will be an “Event of Default” under this Lease:
(1)    Lessee fails to complete construction of the Water Systems in compliance with this Lease by the Completion Deadline.
(2)    Lessee fails to pay any amount as and when required by this Lease, and thereafter fails to pay such amount within 30 days after written notice from Lessor (including but not limited to rent and insurance payments).
(3)    Lessee fails to timely give any written notice to Lessor of any event or deadline required under Section 8 Notice of Triggers, Deadlines, and Defaults.

358445

(4)    A Material Default occurs.
(5)    Lessee breaches any of Lessee’s other obligations under this Lease and fails to cure such breach within 15 days after Lessor gives Lessee written notice of the same.
(6)    Lessee: (A) discontinues business, (B) makes a general assignment for the benefit of its creditors, (C) applies for or consents to the appointment of a receiver, trustee, or liquidator for all or a substantial part of Lessee’s assets, (D) is adjudicated bankrupt or insolvent, (E) files a voluntary petition in bankruptcy or files a petition or an answer seeking reorganization or an arrangement with creditors or seeking to take advantage of any other law (whether federal or state) relating to relief for debtors, or admits (by answer, default, or otherwise) the material allegations of any petition filed against Lessee in any bankruptcy, reorganization, insolvency, or other proceedings (whether federal or state) relating to relief for debtors, (F) suffers or permits to continue unstayed and in effect for 30 consecutive days any judgment, decree, or order entered by a court or governmental agency of competent jurisdiction, which (i) assumes control of Lessee, (ii) approves a petition seeking reorganization of Lessee or any other judicial modification of the rights of any of its creditors, or (iii) appoints a receiver, trustee or liquidator for Lessee or for all or a substantial part of any of its business or assets.
(b)    Remedies. Upon the occurrence of an Event of Default, which is not cured within any applicable cure period (if any), Lessor will have the right to take any one or more of the following actions:
(1)    Terminate this Lease.
(2)    Obtain an injunction or specific performance with respect to such breach.
(3)    Cure the Event of Default or otherwise perform the breached obligation at Lessee’s cost, even if the Term has expired or this Lease has been terminated. For example and without limiting the foregoing, if Lessee fails to complete construction of the Water Systems as required by this Lease by the Completion Deadline, or fails to timely perform any of Lessee’s other obligations which are required to be performed by the Completion Deadline, or develops or constructs any portion of the Water Systems other than in full compliance with this Lease, Lessor may, during or after the Term, complete or correct the development and construction of the Water Systems and take any other actions necessary or desirable to perform Lessee’s unperformed or incorrectly performed obligations, at Lessee’s cost.
(4)    Pursue any other remedy provided in this Lease or available at law or in equity.
(c)    Right of Entry; Reimbursement of Costs. Lessee hereby grants Lessor and Lessor’s contractors and agents a right of entry on the Residential Property for purposes of Lessor’s pursuing and performing Lessor’s remedies under this Lease. Lessee will, within 30 days after receiving written notice from Lessor, reimburse and pay Lessor for all costs Lessor incurs related to Lessor’s pursuing or performing Lessor’s remedies, plus applicable general

358445

exercise tax. Lessor may require Lessee to pay for expenses Lessor incurs as they are incurred, or monthly, or at any other reasonable interval Lessor wishes from time to time. If Lessee fails to pay such amounts when due, the amounts due will accrue interest at the rate of 10% per year.
(d)    Lien on Personal Property. A lien is hereby created and imposed upon all improvements, structures, equipment, machinery, proceeds from any insurance policies, and other personal property of Lessee placed on, or at any time acquired for use in connection with, Lessee’s operations on the Leased Sites or the Water Systems, as well as upon the Agreement Rights and Lessee’s leasehold interests created by this Lease, for the performance of all of the terms of this Lease. This lien is in addition to all other statutory liens and is given as further security for the performance of each and all of the covenants in the Lease contained upon the part of Lessee to be observed, kept, and performed. Lessee will execute, upon request and from time to time, any financing statement or other instrument or writing which Lessor may require in order to perfect the security interests created hereunder. This Lease constitutes a security agreement under the Uniform Commercial Code, and Lessee authorizes Lessor to file any one or more financing statements Lessor wishes to perfect Lessor’s interests in the security provided by this security agreement. The Parties’ respective rights and obligations under this Section will survive expiration of the Term and any termination of this Lease.
(e)    No Waiver. A waiver by Lessor of any particular Event of Default or remedy will not prejudice or limit Lessor’s other remedies for any other, or any subsequent, Event of Default, regardless whether such other or subsequent Event of Default is of the same nature as the first Event of Default. For clarification (and without limiting any remedies otherwise available to Lessor):
(1)    Lessor’s accepting rent or other payments from Lessee, attaching a lien on Lessee’s Property, or continuing to recognize Lessee as its tenant after the occurrence of an Event of Default will not be deemed a waiver of Lessor’s right of termination;
(2)    No action taken by Lessor to terminate or cancel this Lease or foreclose a lien on Lessee’s property will be deemed a waiver of Lessor’s right to collect and receive rent or other payments that may be or become due and owing by Lessee; and
(3)    Receipt and acceptance by Lessor of any amounts tendered by Lessee will not be an accord and satisfaction, constitute an agreement by Lessor that such amounts are the full amounts due, or a waiver of Lessor’s claims for greater amounts.
(f)    Remedies Cumulative and Non-Exclusive. All remedies available to Lessor under this Lease or otherwise are cumulative, not exclusive, and will not deprive Lessor of the benefit of any other legal, statutory, or equitable remedies, or other remedies in this Lease provided.
(g)    Survival. The Parties’ respective rights and obligations under this Default and Remedies Section will survive expiration of the Term and any termination of this Lease. If any portion of this Default and Remedies Section is held to be unenforceable, such holding will not render the remaining portions of this Section or any other provisions of this Lease

358445

unenforceable.
(h)    Surrender. If Lessor terminates this Lease as permitted by this Lease, Lessee will deliver, surrender, convey, and assign to Lessor title and possession of the Leased Sites and Water Systems which have not been dedicated to the Water Board as contemplated by this Lease, with only reasonable wear and tear permitted. Unless otherwise directed by Lessor, Lessee will remove all mobile machinery and equipment, and repair all damage to the Leased Sites and Water Systems. Such repairs will be performed in a manner satisfactory to Lessor. If Lessee fails to remove any property which Lessee is required to remove, Lessor may at its option retain such property as abandoned by Lessee and title thereto will thereupon vest in Lessor, or Lessor may remove the same and dispose of it in any manner Lessor deems appropriate or otherwise wishes, and Lessee will, upon demand, pay Lessor the actual expense of such removal and disposition plus the cost of repair of any and all damage to the Leased Sites or Water Systems resulting from or caused by such removal, plus applicable general excise tax. Lessee will not remove any of the Water Systems or any part thereof. Upon termination of this Lease, if any portion of the Leased Sites, Water Systems, or both require any repairs that are the responsibility of Lessee under this Lease, Lessor may make such repairs at Lessee’s sole cost. If Lessee or any party affiliated with Lessee or otherwise claiming by or under Lessee remains in possession of the Leased Sites after termination of this Lease, Lessee will pay to Lessor all damages sustained by Lessor resulting from retention of possession by Lessee or such party. This Section will survive termination of this Lease.
17.    Lessor’s Liability. If Lessor fails to perform any of its obligations hereunder within 30 calendar days after written notice from Lessee specifying such failure (or such longer period of time as may be necessary to cure such default so long as Lessor is diligently pursuing such cure to completion), Lessee’s exclusive remedy will be an action for damages. Unless Lessor fails to so cure such default after such notice, Lessee will not have any remedy or cause of action by reason thereof. Liability of Lessor to Lessee for any default by Lessor, will be limited to actual, direct, but not consequential, damages and will be recoverable only from the interest of Lessor in the Leased Sites, and neither Lessor nor any of Lessor’s Affiliates will have any personal liability therefore. The term “Lessor” will mean only the owner or owners of the fee-simple title in the Leased Premises at the time in question. The obligations contained in this Lease to be performed by Lessor will be binding on Bridge Aina Le‘a, LLC and its successors and assigns only during their respective periods of ownership.
18.    Estoppel Certificate. Lessee will furnish from time to time when requested by Lessor or any or more of Lessor’s mortgagees a certificate signed by Lessee confirming and containing such factual certifications and representations deemed appropriate by Lessor or any Lessor’s mortgagee, and Lessee will, within 10 calendar days following receipt of such certificate from Lessor, return a fully-executed copy to Lessor. If Lessee fails to return a fully-executed copy by the foregoing deadline, then Lessee will be deemed to have approved and confirmed all of the terms, certifications, and representations contained in the certificate. Lessee hereby irrevocably appoints Lessor as attorney-in-fact for Lessee with full power and authority to execute and deliver in the name of Lessee such certificate if Lessee fails to deliver the same within the foregoing deadline, and such certificate as signed by Lessor will be fully binding on

358445

Lessee. In addition to the foregoing, Lessee’s failing to deliver an executed estoppel certificate by the foregoing deadline will constitute an Event of Default.
19.    Covenants Run with the Land. The rights and obligations of this Lease constitute and will be enforced as covenants and benefits running with the land and equitable liens and servitudes, and will bind and inure to the Parties’ successors and assigns.
20.    Miscellaneous.
(a)    Waiver of Jury Trial. THE PARTIES KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT WHICH ANY PARTY MAY HAVE TO TRIAL BY JURY IN ANY PROCEEDING, LITIGATION, OR COUNTERCLAIM BASED ON, ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS LEASE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ANY PARTY. IF THE SUBJECT MATTER OF ANY LAWSUIT IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY WILL PRESENT AS A NON-COMPULSORY COUNTERCLAIM IN ANY SUCH LAWSUIT ANY CLAIM BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS LEASE. FURTHERMORE, NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL CANNOT BE WAIVED.
(b)    Independent Covenants. The parties hereto specifically agree that Lessee’s covenants hereunder are independent of all other covenants and agreements herein contained. The foregoing will not be construed as a waiver of Lessee’s right to assert any such claim in a separate action brought by Lessee against Lessor.
(c)    Time of the Essence. Time is of the essence with regard to the provisions of this Lease.
(d)    Computation of Time. The calculation of any time period provided in this Lease will not include the day on which the time period begins, but will include the last day of the time period. If the last day of a time period is not a Business Day, then the last day of the period will be extended to the next day which is a Business Day. The last day of any time period ends at 4:30 p.m. Hawaii Standard Time. “Business Day” means any day other than Saturday, Sunday, any federal holiday, or any Hawaii state holiday (as defined in Hawaii Revised Statutes § 8-1, as amended or recodified).
(e)    Force Majeure. The foregoing notwithstanding, whenever a period of time is herein prescribed for action to be taken by Lessor, Lessor will not be liable or responsible for, and there will be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, acts of terrorists, computer crimes, governmental Laws, or any other causes of any kind whatsoever which are beyond the reasonable control of Lessor. Unless otherwise explicitly provided herein, no such events will excuse Lessee from payment of amounts due Lessor under this Lease or excuse Lessee from performance of its obligations under this Lease.

358445

(f)    Notices. Unless otherwise stated in this Lease, notices must be in writing and delivered in person or sent by facsimile, email, or certified or registered mail with postage prepaid and return receipt requested, to each of the persons designated below for each Party, to the address(es) listed below (or such other address as a party may designate by giving written notice to the other parties). Notices will be deemed given on the business day following the date of actual receipt.

To Lessor:	Bridge Aina Le‘a, LLC Attention: John Baldwin and Hoolae Paoa P.O. Box 10001 PMB 29 Saipan, MP 96950 Fax No.: (808) 926-9767

With a copy to:	Bays Lung Rose & Holma Attention: Bruce D. Voss and Bart W. Howk Topa Financial Center 700 Bishop St., Ste. 900 Honolulu, HI 96813 Fax No.: (808) 533-4184

And by email to:	John Baldwin at jkb@bccnmi.com Richard Pipes at rp@bccnmi.com Bruce D. Voss at bvoss@legalhawaii.com Bart W. Howk at bhowk@legalhawaii.com

To Aina Le‘a:	Aina Le‘a, Inc. 201 Waikoloa Beach Drive #2F17 Waikoloa, HI 96738 Attention: Robert Wessels and Mark Jackson Email: bob@ainalea.com and Markj@ainalea.com

With a copy to:	Richard P. Bernstein Law Offices of Richard P. Bernstein 701 Howe Avenue, Suite G45 Sacramento, CA 95825 Fax No.: (916) 921-7712 Email: rbernstein@rpblegal.com
(g)    Headings. All Section headings in this Lease are for convenience only. They are not a part of this Lease and do not define, limit, extend, or describe the scope or intent of any provisions. Unless otherwise required by the context, references to “Sections” or “Subsections” are to Sections or Subsections (respectively) of this Lease.
(h)    Definitions. The bolding, capitalizing of initial letters, and enclosing of a word or phrase in quotation marks in this Lease means that word or phrase is defined by the surrounding text, as suggested by the context (each a “Defined Term”). Unless otherwise stated or logically required by the context, each use of a Defined Term with capitalized initial letters but without bolding and quotation marks incorporates the corresponding definition. An uncapitalized word or phrase is not a Defined Term and retains its common or legal term-of-art meaning, as applicable, notwithstanding that the word or phrase may contain the same text as a

358445

Defined Term.
(i)    Pronouns and Plurals. Whenever the context may require, any pronoun used in this Lease includes the corresponding masculine, feminine, or neuter forms. The singular form of Defined Terms, nouns, pronouns, and verbs includes the plural, and vice versa.
(j)    Further Action. The Parties will execute and deliver all documents, provide all information, and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Lease.
(k)    Binding Effect. This Lease binds and inures to the benefit of the Parties and their successors, legal representatives, and permitted assignees.
(l)    Integration of Entire Agreement. This Lease is the final, entire agreement among the Parties pertaining to the subject matter of this Lease, and supersedes all previous agreements and understandings pertaining to this Lease or its subject matter. All recitals (i.e., any background information provided after the opening paragraph of this Lease), Exhibits, and Schedules (if any) referenced in this Lease are a part of this Lease.
(m)    Amendment. This Lease may not be amended or modified except by a written instrument executed by all of the Parties.
(n)    Severability. If any provision of this Lease is determined to be invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of that provision in every other respect and the remaining provisions of this Lease will not, at the election of the Party for whose benefit the provision exists, be in any way affected or impaired (including but not limited to the definition of any single specific Event of Default with respect to the definitions of any other Events of Default).
(o)    Applicable Law. This Lease will be governed by the laws of the State of Hawaii without regard to the choice of law or principles of conflict of law.
(p)    Jurisdiction. The Parties will bring all actions in law, equity, or otherwise arising under this Lease (or related to the transactions contemplated in this Lease), exclusively in the federal or state courts sitting in Honolulu, Hawaii, and in no other jurisdiction or venue. Each Party consents to the jurisdiction of such courts. Each Party further agrees that personal jurisdiction over that Party may be effected by service of process by registered or certified mail addressed to the last address that Party provided to the other Parties, and that when so made will be as if served upon that Party personally within the State of Hawaii.
(q)    Attorneys’ Fees and Costs. If any Party institutes a lawsuit of any nature in connection with any controversy arising out of this Lease, or to interpret or enforce any rights under this Lease, the prevailing Party may recover all expenses the prevailing Party incurs in enforcing this Lease, including but not limited to attorneys’ fees, costs, and expenses of the lawsuit. Any judgment or order entered in such lawsuit will contain a specific provision providing for the recovery of attorneys’ fees and costs incurred in enforcing such judgment and

358445

an award of prejudgment interest from the date of the breach at the maximum rate of interest allowed by law. The prevailing Party will be determined by the court based on an assessment of which Party’s major arguments made or positions taken in the proceedings could fairly be said to have prevailed over the other Party’s major arguments or positions on major disputed issues.
(r)    Legal Representation. Each Party acknowledges and represents that it (1) was represented by its own legal counsel in the negotiation and execution of this Lease, (2) had the opportunity to seek advice regarding its legal rights from such counsel, and (3) is not relying on any representation or statement made by any other Party or any other Party’s legal counsel in entering into this Lease.
(s)    Drafting. This Lease is the result of negotiation between sophisticated parties. No provision of this Lease may be interpreted for or against any Party on the basis that it drafted such provision, and no presumption or burden of proof may arise disfavoring or favoring any Party because of the authorship of any of the provisions of this Lease.
(t)    Counterparts. This Lease may be executed in counterparts. Signature pages may be delivered personally, by mail, or electronically.
Signature page follows.

358445

Each Party is executing this Lease to be effective as of the Effective Date.

Bridge Aina Le‘a, Inc. By: John Baldwin As: Manager	Aina Le‘a, LLC By: Printed Name: As:

Exhibit List

Exhibit A:    Description of Residential Property
Exhibit B:    Description of Affordable-Housing Property
Exhibit C:    Description of Leased Sites and Leased-Sites’ Encumbrances
Exhibit D:    Description of Commercial Property
Exhibit E:    Description of Agricultural Property

358445
Signature page to Ouli Wells Lease

[INSERT NOTARY ACKNOWLEDGEMENTS]

358445

Exhibit A
to Ouli Wells Lease

Description of Residential Property

358445

Exhibit B
to Ouli Wells Lease

Description of Affordable-Housing Property

358445

Exhibit C
to Ouli Wells Lease

Description of Leased Sites and Leased-Sites’ Encumbrances

Three parcels situate at Ouli, District of South Kohala, Island and County of Hawaii, State of Hawaii, as follows:

Parcel First (TMK: (3) 6-2-001-087)

All of that certain parcel of land situate, lying and being at Ouli, District of South Kohala, Island of Hawaii, State of Hawaii, being Lot A-3-3, being a portion of Lot 5 of the “Ouli Signal Subdivision”, and thus bounded and described as per survey of Robert K.Y. Lee, Licensed Professional Surveyor, Certificate No. 5075, with R.M. Towill Corporation, to-wit:

Beginning at the west corner of this parcel of land, the coordinates of said point of beginning referred to government survey triangulation station “Puu Pa” being 10,721.60 feet north and 21,090.60 feet west, and running by azimuths measured clockwise from true south:

1.    197°    00’    100.00    feet along Lot A-3-1;
2.    287°    00’    100.00    feet along Lot A-3-1;
3.     17°    00’    100.00    feet along the westerly side of Easement B-4;
4.    107°    00’    100.00    feet along Lot A-3-1, to the point of beginning and containing an area of 0.2296 acre, more or less.

Parcel Second (TMK: (3) 6-2-001-088)

All of that certain parcel of land situate, lying and being at Ouli, District of South Kohala, Island of Hawaii, State of Hawaii, being Lot A-3-4, being a portion of Lot 5 of the “Ouli Signal Subdivision”, and thus bounded and described as per survey of Robert K.Y. Lee, Licensed Professional Surveyor, Certificate No. 5075, with R.M. Towill Corporation, to-wit:

Beginning at the northeast corner of this parcel of land, the coordinates of said point of beginning referred to government survey triangulation station “Puu Pa” being 8,625.28 feet north and 20,773.60 feet west, and running by azimuths measured clockwise from true south:

1.     0°    00’    100.00    feet along Lot A-3-1;
2.     90°    00’    100.00    feet along the northerly side of Easement B-4;
3.    180°    00’    100.00    feet along the easterly side of Easement B-4;
4.    270°    00’    100.00    feet along Lot A-3-1, to the point of beginning and containing an area of 0.2296 acre, more or less.

Parcel Third (TMK: (3) 6-2-001-089)

358445

All of that certain parcel of land situate, lying and being at Ouli, District of South Kohala, Island of Hawaii, State of Hawaii, being Lot A-3-5, being a portion of Lot A-3, the same being a portion of Lot 4 of the “Ouli Signal Subdivision”, and thus bounded and described as per survey of Robert K.Y. Lee, Licensed Professional Surveyor, Certificate No. 5075, with R.M. Towill Corporation, to-wit:

Beginning at the east corner of this parcel of land, the coordinates of said point of beginning referred to government survey triangulation station “Puu Pa” being 8,652.98 feet north and 19,720.09 feet west, and running by azimuths measured clockwise from true south:

1.     56°    00’    100.00    feet along Lot A-3-1;
2.    146°    00’    100.00    feet along Lot A-3-1 and Easement B-4;
3.    236°    00’    100.00    feet along A-3-1;
4.    326°    00’    100.00    feet along Lot A-3-1, to the point of beginning and containing an area of 0.2296 acre, more or less.

Being a portion of the land conveyed to Bridge Puako, a Hawaii Limited Liability Company, a Hawaii limited liability company, by Deed recorded May 17, 1999 as Document No. 99-077488, and to Lessor by Warranty Deed recorded December 6, 2005 as Document No. 2005-248788.

(Name change of Bridge Puako, a Hawaii Limited Liability Company, to Lessor on June 1, 2000.)

Leased-Sites’ Encumbrances

[to be filled in before closing with encumbrances disclosed by an updated title report]

358445

Exhibit D
to Ouli Wells Lease

Description of Commercial Property

358445

Exhibit E
to Ouli Wells Lease

Description of Agricultural Property

358445

LAND COURT	REGULAR SYSTEM
AFTER RECORDATION, RETURN BY: Mail ( ) Pickup (X)
Bays Lung Rose & Holma [BWH] 700 Bishop St., Ste. 900 Honolulu, HI 96813 Telephone: (808) 523-9000
TITLE OF DOCUMENT: OPTION AGREEMENT

PARTIES TO DOCUMENT:

“Seller”: Bridge Aina Le‘a, LLC, a Hawaii limited liability company, with a mailing address of P.O. Box 10001, PMB 29, Saipan, MP 96950

“Buyer”: Aina Le‘a, Inc., a Delaware corporation, with an address of 201 Waikoloa Beach Drive, #2F17, Waikoloa, Hawaii 96738

Tax Map Key No.: (3) 6-8-001-025	This document contains ___ pages.

378308

This Option Agreement (“Agreement”) is made effective as of _______________, 201___ (“Effective Date”) by the parties identified as Seller and Buyer above (collectively, “Parties”).
Seller owns the real property located on the Island of Hawaii described in Exhibit A attached to this Agreement (“Property”). Seller agreed to grant to Buyer an option to purchase the Property pursuant to that unrecorded Purchase and Sale Agreement for Residential Property dated, ____________________, 20___ between the Parties (“PSA”)
Therefore, Buyer and Seller (collectively, “Parties”) agree as follows:
1.    Grant of Option. Seller grants to Buyer an option (“Option”) to purchase the Property, together with all rights appurtenant thereto and improvements thereon, upon the terms and conditions contained in this Agreement.
2.    Term. The “Term” of this Agreement will commence on the Effective Date and will terminate at 5:00 p.m. Hawaii Standard Time on the date that is three years after the Effective Date. At expiration of the Term, without any further action of any party, Buyer’s Option and this Agreement will automatically terminate and no longer encumber the Property.
3.    Exercise of Option. Buyer may exercise the Option by giving written notice (“Exercise Notice”) to Seller in accordance with the notice requirements of this Agreement before expiration of the Term.
4.    Purchase Price. If Buyer timely exercises the Option, the purchase price for the Property will be as set forth in the PSA (“Purchase Price”).
5.    “AS-IS” SALE. IF BUYER PURCHASES THE PROPERTY, BUYER WARRANTS, ACKNOWLEDGES, AND AGREES WITH SELLER THAT BUYER IS PURCHASING THE PROPERTY IN ITS “AS-IS, WHERE IS” CONDITION “WITH ALL FAULTS” AND DEFECTS AND SPECIFICALLY AND EXPRESSLY WITHOUT ANY WARRANTIES, REPRESENTATIONS, OR GUARANTEES, EITHER EXPRESS OR IMPLIED, AS TO ITS CONDITION, FITNESS FOR ANY PARTICULAR PURPOSE, MERCHANTABILITY, OR ANY OTHER WARRANTY OF ANY KIND, NATURE, OR TYPE WHATSOEVER FROM OR ON BEHALF OF SELLER.  SELLER SPECIFICALLY DISCLAIMS ANY WARRANTY, GUARANTY, OR REPRESENTATION, ORAL OR WRITTEN, PAST OR PRESENT, EXPRESS OR IMPLIED, CONCERNING: (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, STRUCTURAL INTEGRITY, SOIL, AND GEOLOGY; (B) THE INCOME TO BE DERIVED FROM THE PROPERTY; (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER MAY CONDUCT ON THE PROPERTY, INCLUDING THE POSSIBILITIES FOR FUTURE DEVELOPMENT OF THE PROPERTY; (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES, OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY; (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY, OR

378308

FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY; (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY; (G) THE MANNER, QUALITY, STATE OF REPAIR, OR LACK OF REPAIR OF THE PROPERTY; (H) THE PRESENCE OR ABSENCE OF HAZARDOUS MATERIALS AT, ON, UNDER, OR ADJACENT TO THE PROPERTY OR ANY OTHER ENVIRONMENTAL MATTER OR CONDITION OF THE PROPERTY; AND (I) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY. BUYER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION.  SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY ORAL OR WRITTEN STATEMENTS, REPRESENTATIONS, OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL-ESTATE BROKER OR AFFILIATE OR OTHER PERSON.  BUYER FURTHER ACKNOWLEDGES AND AGREES THAT BUYER IS A SOPHISTICATED AND EXPERIENCED PURCHASER OF PROPERTIES SUCH AS THE PROPERTY AND HAS BEEN DULY REPRESENTED BY COUNSEL IN CONNECTION WITH THE NEGOTIATION OF THIS AGREEMENT.  SELLER HAS MADE NO AGREEMENT TO ALTER, REPAIR, OR IMPROVE ANY OF THE PROPERTY. SELLER EXPRESSLY DISCLAIMS ANY AND ALL ALLEGED REPRESENTATIONS, WARRANTIES, AND GUARANTIES REGARDING THE PROPERTY, ITS CONDITION, AND ITS INTENDED USE BY BUYER OR ANY OTHER PARTY. “Affiliates” means a party’s directors, officers, shareholders, managers, members, partners, incorporators, organizers, agents, employees, attorneys, consultants, advisors, lenders, representatives, affiliates, any other person or entity acting by or through a party, and any other person or entity which meets the definition of “affiliated company” or “affiliated person” under The Investment Company Act of 1940.
6.    Investigation. During the Term, Buyer shall have the right to conduct any noninvasive investigations of the Property as Buyer desires, including without limitation, soils conditions, engineering, and accessibility. Buyer shall give Seller at least 24 hours’ written notice before entering the Property, and Seller shall have the right to be present at any investigation by Buyer. Buyer shall indemnify, defend, and hold Seller harmless from all liabilities, costs, and expenses resulting directly from Buyer’s investigations of the Property. Buyer shall have no right to alter the physical condition of the Property in its investigations.
7.    No Seller Obligations. Buyer acknowledges and agrees that Seller has absolutely no obligation to Buyer to: (a) maintain, repair, or improve the Property or any improvements or fixtures on the Property; (b) not further encumber the Property before receiving the Exercise Notice; or (c) take any other action, or refrain from any action, with respect to the Property.
8.    Conditions Precedent to Closing. Seller will have no obligation to proceed with Closing (defined below) unless Buyer has paid Seller the Purchase Price in full, and Buyer has

378308

not defaulted under any obligation under any of the Ancillary Agreements (as that term is defined in the PSA).
9.    Closing.
9.1    If Buyer timely provides the Exercise Notice, consummation of the conveyance of the Property to Buyer (“Closing”) will occur on the date that is 20 business days after Seller receives the Exercise Notice. Buyer will pay all conveyance taxes, recording fees, and any other fees or costs related to Closing. If Buyer wishes to use an escrow, Buyer will pay all escrow fees.
9.2    Real-property taxes and any and all other obligations of Seller pertaining to the Property will be prorated as of Closing.
9.3    Seller will convey the Property with a limited warranty deed substantially in the form of the Limited Warranty by which Seller conveyed the Residential Property (as that term is defined in the PSA) to Buyer, subject to all encumbrances existing of record on the date Seller receives the Exercise Notice except that Seller shall cause the removal from title of all monetary liens and encumbrances.
10.    Miscellaneous.
10.1    Waiver of Jury Trial. THE PARTIES KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT WHICH ANY PARTY MAY HAVE TO TRIAL BY JURY IN ANY PROCEEDING, LITIGATION, OR COUNTERCLAIM BASED ON, ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ANY PARTY. IF THE SUBJECT MATTER OF ANY LAWSUIT IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY WILL PRESENT AS A NON-COMPULSORY COUNTERCLAIM IN ANY SUCH LAWSUIT ANY CLAIM BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT. FURTHERMORE, NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL CANNOT BE WAIVED.
10.2    Assignment. This Agreement is personal to Buyer. Buyer may not assign this Agreement without the prior written consent of Seller, which Seller may withhold, delay, or condition in Seller’s sole and absolute discretion. Seller may freely assign this Agreement with or without notice to Buyer.
10.3    Notice. Unless otherwise stated in this Agreement, notices must be in writing and delivered in person or sent by facsimile, email, or certified or registered mail with postage prepaid and return receipt requested, to each of the persons designated below for each Party, to the address(es) listed below (or such other address as a party may designate by giving written notice to the other parties). Notices will be deemed given on the business day following the date of actual receipt.

378308

To Seller:	Bridge Aina Le‘a, LLC Attention: John Baldwin and Hoolae Paoa P.O. Box 10001 PMB 29 Saipan, MP 96950 Fax No.: (808) 926-9767

With a copy to:	Bays Lung Rose & Holma Attention: Bruce D. Voss and Bart W. Howk Topa Financial Center 700 Bishop St., Ste. 900 Honolulu, HI 96813 Fax No.: (808) 533-4184

And by email to:	John Baldwin at jkb@bccnmi.com Richard Pipes at rp@bccnmi.com Bruce D. Voss at bvoss@legalhawaii.com Bart W. Howk at bhowk@legalhawaii.com

To Aina Le‘a:	Aina Le‘a, Inc. 201 Waikoloa Beach Drive #2F17 Waikoloa, HI 96738 Attention: Robert Wessels and Mark Jackson Email: bob@ainalea.com and Markj@ainalea.com

With a copy to:	Richard P. Bernstein Law Offices of Richard P. Bernstein 701 Howe Avenue, Suite G45 Sacramento, CA 95825 Fax No.: (916) 921-7712 Email: rbernstein@rpblegal.com

10.4    Headings. All Section headings in this Agreement are for convenience only. They are not a part of this Agreement and do not define, limit, extend, or describe the scope or intent of any provisions.
10.5    Definitions. The bolding, capitalizing of initial letters, and enclosing of a word or phrase in quotation marks in this Agreement means that word or phrase is defined by the surrounding text, as suggested by the context (each a “Defined Term”). Unless otherwise stated or logically required by the context, each use of a Defined Term with capitalized initial letters but without bolding and quotation marks incorporates the corresponding definition. An uncapitalized word or phrase is not a Defined Term and retains its common or legal term-of-art meaning, as applicable, notwithstanding that the word or phrase may contain the same text as a Defined Term.
10.6    Pronouns and Plurals. Whenever the context may require, any pronoun used in this Agreement includes the corresponding masculine, feminine, or neuter forms. The singular form of Defined Terms, nouns, pronouns, and verbs include the plural, and vice versa.

378308

10.7    Further Action. The Parties will execute and deliver all documents, provide all information, and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.
10.8    Binding Effect. This Agreement binds and inures to the benefit of the Parties and their successors, legal representatives, and permitted assignees.
10.9    Integration of Entire Agreement. This Agreement is the final, entire agreement among the Parties pertaining to the subject matter of this Agreement, and supersedes all prior agreements and understandings pertaining to this Agreement. All recitals (i.e., the background information provided after the opening paragraph of this Agreement), Schedules, and Exhibits (if any) referenced in this Agreement are a part of this Agreement.
10.10    Waiver. A failure by Seller to require strict performance of any provision of this Agreement, or to exercise any right or remedy arising because of a breach, is not a waiver of such breach or any other covenant, duty, agreement, or condition. Any extension or waiver by Seller of any provision in this Agreement will be valid only if set forth in a writing signed by Seller.
10.11    Amendment. This Agreement may not be amended or modified except by a written instrument executed by all of the Parties who would be affected by the amendment.
10.12    Severability. If any provision of this Agreement is determined to be invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of such provision in every other respect and the remaining provisions of this Agreement will not, at the election of the Party for whose benefit the provision exists, be in any way impaired.
10.13    Applicable Law. The Parties intend for this Agreement to be governed by and interpreted according to the internal laws of the State of Hawaii, without regard to the principles of conflicts of law.
10.14    Disputes. The Parties will bring all actions in law, equity, or otherwise arising under this Agreement, or related to the transactions contemplated in this Agreement, exclusively in the federal or state courts of Hawaii, and in no other jurisdiction or venue. Each Party consents to the jurisdiction of such courts.
10.15    Attorneys’ Fees and Costs. If any Party institutes an arbitration, lawsuit, action, or other proceeding of any nature in connection with any controversy arising out of this Agreement, or to interpret or enforce any rights under this Agreement, the prevailing Party may recover all expenses the prevailing Party incurs in enforcing this Agreement, including but not limited to attorneys’ fees, costs, and expenses of the arbitration, suit, action, or other proceeding. Any judgment or order entered in such action will contain a specific provision providing for the recovery of attorneys’ fees and costs incurred in enforcing such judgment and an award of prejudgment interest from the date of the breach at the maximum rate of interest allowed by law. The prevailing Party will be determined by the court, arbiter, or other decision maker based on

378308

an assessment of which Party’s major arguments made or positions taken in the proceedings could fairly be said to have prevailed over the other Party’s major arguments or positions on major disputed issues.
10.16    Further Representation. Each Party acknowledges and represents that it (a) was represented by its own legal counsel in the negotiation and execution of this Agreement, (b) had the opportunity to seek advice regarding its legal rights from such counsel, and (c) is not relying on any representation or statement made by any other Party or any other Party’s legal counsel in entering into this Agreement.
10.17    Drafting. No provision of this Agreement may be interpreted for or against any Party on the basis that it drafted such provision, and no presumption or burden of proof may arise disfavoring or favoring any Party because of the authorship of any of the provisions of this Agreement.
10.18    Counterparts. The Parties and their signatories may separately execute this Agreement in counterparts, all of which together will be an agreement binding on all the Parties, notwithstanding that all Parties and signatories did not sign the original or the same counterpart. Signature pages may be delivered personally or by facsimile, email, or certified or registered mail.
Signature page follows.

378308

Each Party is executing this Agreement to be effective as of the Effective Date.

Aina Le‘a, Inc.	Bridge Aina Le‘a, LLC

By:	By:
Printed Name:		John Baldwin
As:	As:	Manager

378308

STATE OF HAWAII	)
	)	SS.
CITY AND COUNTY OF HONOLULU	)

On this _________ day of ____________________, 201___, before me appeared _____________________________, to me personally known, who being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable in the capacities shown, having been duly authorized to executed such instrument in such capacities.

Name:
Notary Public, State of Hawaii,	Judicial Circuit

My commission expires on:

Notary Certification

Doc. Date:		# Pages:
Judicial Circuit
[Print Name of Notary]

Doc. Description:

Notary Signature		Date

378308

ADD NOTARY ACKNOWLEDGEMENT

378308

Exhibit A

378308

ROAD/INTERSECTION ESCROW AGREEMENT
This Road/Intersection Escrow Agreement (“Agreement”) is made ____________, 20__ (“Effective Date”) by Aina Le‘a, Inc., a Delaware corporation (“Aina Le‘a”), Bridge Aina Le‘a, LLC, a Hawaii limited liability company (“Bridge”), and Old Republic Title & Escrow of Hawaii, Ltd., a Hawaii corporation (“Escrow”).
Bridge owns the real property located on the Island of Hawaii designated as Lot C-1-A, Tax Map Key No. (“TMK”) (3) 6-8-001-025 (“Lot C-1-A/025”) and Lot A-1-A, TMK (3) 6-8-001-040 (“Lot A-1-A/040”).
Immediately preceding the execution and delivery of this Agreement:

(a)
Bridge conveyed the real property located on the Island of Hawaii designated as Lot B-1-A, TMK (3) 6-8-001-038, and Lot D-1-A, TMK (3) 6-8-001-039 (collectively, “Residential Property”) to Aina Le‘a pursuant to a Purchase and Sale Agreement for Residential Property at Aina Le‘a between Aina Le‘a and Bridge dated _______________, 2015 (“PSA”);

(b)
Aina Le‘a and Bridge granted certain easements to one another pursuant to Easement Grants (as that term is defined in the Easements/Utilities Agreement (defined below)), including but not limited to Easements A-1-A, D-1, and D-2; and

(c)
Aina Le‘a and Bridge entered into an Agreement Regarding Easements and Utilities dated as of the Effective Date and recorded in the Bureau of Conveyances of the State of Hawaii as Document No. ___________________ (“Easements/Utilities Agreement”).

The Easements/Utilities Agreement requires, among other things, that Aina Le‘a complete development and construction of a road and intersection at Queen Kaahumanu Highway (“Road/Intersection”) on the areas designated for Easements A-1-A, D-1, and D-2 by the “Road/Intersection Completion Deadline” (as that term is defined in the Easements/Utilities Agreement).
Aina Le‘a, Bridge, and Escrow (collectively, “Parties”) are entering into this Agreement to secure Aina Le‘a’s obligations with respect to the Road/Intersection.
The Parties therefore agree as follows:
1.    Road/Intersection Deposit. On the Effective Date, Aina Le‘a will deposit with Escrow $2,000,000.00 USD (“Road/Intersection Deposit”). Escrow will hold the Road/Intersection Deposit in escrow in an interest-bearing account (“Escrow Account”) and will disburse the Road/Intersection Deposit only in accordance with this Agreement. Interest on the Road/Intersection Deposit will remain in the Escrow Account and will be considered a part of the Road/Intersection Deposit. The interest rate paid by the financial

397882

institution will be determined by, based upon, and fluctuate according to the market’s going rate.
2.    Construction of Road/Intersection. Aina Le‘a will develop and construct the Road/Intersection as required by the Easements/Utilities Agreement. The Easements/Utilities Agreement is incorporated into and made a part of this Agreement by reference.
3.    Disbursement Requests.
(a)    Contractor (defined below) or Aina Le‘a may request disbursement from the Escrow Account from time to time to pay for construction work performed and supplies provided for the Road/Intersection by submitting a written request (“Disbursement Request”) for disbursement to Bridge which includes (collectively, “Disbursement-Request Requirements”):
(1)    A description of the work performed and supplies provided;
(2)    A Certificate of Payment (using a form approved by Bridge) issued and signed by Contractor and the engineer of record for work which certifies that the work for which payment is requested was performed;
(3)    Conditional lien waivers duly executed by Contractor and each subcontractor, sub-subcontractor, and material supplier listed on the Certificate for Payment, in the form attached to this Agreement as Exhibit A (with respect to monthly progress payments under the construction contract) or Exhibit B (with respect to final payment under the construction contract); and
(4)    Any other documents, certifications, information, reports, or verifications that Bridge may reasonably request from time to time.
(b)    Bridge may, in its sole and absolute discretion, (but will have absolutely no obligation to) waive any one or more of the Disbursement-Request Requirements as to any one or more Disbursement Requests. Bridge’s waiving any one or more of the Disbursement-Request Requirements with respect to any one or more Disbursement Requests will not be deemed a waiver of the same requirements for future Disbursement Requests.
(c)    “Contractor” means E.M. Rivera and Sons, Inc., a Hawaii corporation, or such other contractor for the Road/Intersection as approved by Bridge in writing from time to time.
4.    Disbursements from Escrow. Escrow will make a disbursement from the Escrow Account directly to Contractor or such other person as directed by Bridge from time to time. Escrow will not disburse funds other than as instructed by Bridge. Escrow will disburse such funds from time to time within five Business Days of Bridge’s instructions, or such later dates as Bridge directs. “Business Day” means any day other

397882

than Saturday, Sunday, any federal holiday, or any Hawaii state holiday (as defined in Hawaii Revised Statutes § 8-1, as amended or recodified).
5.    Bridge Not Liable.
(a)    Under no circumstances will Bridge have any liability for any disbursements made under this Agreement except to the extent of Bridge’s willful misconduct. Bridge’s instructing Escrow to disburse funds will not be deemed an approval or acceptance by Bridge of any work performed.
(b)    Bridge will have no obligation to verify the accuracy of any statements made or facts asserted in any Disbursement Requests, or the authenticity of any documents or signatures. Bridge will incur no liability regarding forged or false documents or signatures.
6.    Escrow Fees. Aina Le‘a will pay all Escrow’s fees related to this Agreement, including but not limited to any fees related to using an interest-bearing account. Escrow’s fees may not be deducted from the Road/Intersection Deposit without Bridge’s prior written consent, which Bridge may withhold, delay, or condition in Bridge’s sole and absolute discretion.
7.    Completion of Construction. If any funds are remaining from the Road/Intersection Deposit after construction of the Road/Intersection is complete, and if there are any amounts still owed to Bridge under the PSA, “Promissory Note” (as that term is defined in the PSA), or other “Ancillary Documents” (as that term is defined in the PSA), Escrow will disburse the remaining funds to Bridge as payment for the amounts owed. Any additional amounts remaining after full payment to Bridge of all such amounts owed will be disbursed to Aina Le‘a.
8.    Material Default or Failure to Complete by Deadline.
(a)     If a “Material Default” (as that term is defined in the PSA) occurs under any of the Ancillary Documents and is not cured within any applicable cure periods (if any), or if Aina Le‘a fails to complete construction of the Road/Intersection by the Road/Intersection Completion Deadline, Escrow will, upon written request from Bridge and without notice or approval from any other party, immediately release the remaining portion of the Road/Intersection Deposit to Bridge to (at Bridge’s option) either be applied to the balance due on the Promissory Note, if any, or for payment of costs to complete development and construction of the Road/Intersection as provided in the Easements/Utilities Agreement (including but not limited to for costs associated with obtaining county approval of a Supplemental Environmental Impact Statement for the Road/Intersection).
(b)    Aina Le‘a will immediately reimburse Bridge upon Bridge’s request for any fees or costs Bridge incurs in completing development and construction

397882

of the Road/Intersection to the extent such fees or costs exceed remaining funds of the Road/Intersection Deposit.
(c)    Bridge’s rights and remedies under this Section 8 are without limitation to any other remedies available to Bridge under the PSA, under any Ancillary Documents, at law, or in equity.
9.    Miscellaneous.
(a)    Waiver of Jury Trial. THE PARTIES KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT WHICH ANY PARTY MAY HAVE TO TRIAL BY JURY IN ANY PROCEEDING, LITIGATION, OR COUNTERCLAIM BASED ON, ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ANY PARTY. IF THE SUBJECT MATTER OF ANY LAWSUIT IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY WILL PRESENT AS A NON-COMPULSORY COUNTERCLAIM IN ANY SUCH LAWSUIT ANY CLAIM BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT. FURTHERMORE, NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL CANNOT BE WAIVED.
(b)    Time is of the Essence. Time is of the essence with regard to the provisions of this Agreement.
(c)    Computation of Time. The calculation of any time period provided in this Agreement will not include the day on which the time period begins, but will include the last day of the time period. If the last day of a time period is not a Business Day, then the last day of the period will be extended to the next day which is a Business Day. Unless otherwise provided, the last day of any time period ends at 4:30 p.m. Hawaii Standard Time.
(d)    Notices. Unless otherwise stated in this Agreement, notices must be in writing and delivered in person or sent by facsimile, email, or certified or registered mail with postage prepaid and return receipt requested, to each of the persons designated below for each Party, to the address(es) listed below (or such other person or address as a Party may designate by giving written notice to the other Parties). Notices will be deemed given on the business day following the date of actual receipt.

To Bridge:	Bridge Aina Le‘a, LLC
Attention: John Baldwin and Hoolae Paoa
P.O. Box 10001
PMB 29
Saipan, MP 96950
Fax No.: (808) 926-9767

397882

With a copy to:	Bays Lung Rose & Holma
Attention: Bruce D. Voss and Bart W. Howk
Topa Financial Center
700 Bishop St., Ste. 900
Honolulu, HI 96813
Fax No.: (808) 533-4184

And by email to:	John Baldwin at jkb@bccnmi.com
Richard Pipes at rp@bccnmi.com
Bruce D. Voss at bvoss@legalhawaii.com
Bart W. Howk at bhowk@legalhawaii.com

To Aina Le‘a:	Aina Le‘a, Inc.
201 Waikoloa Beach Drive #2F17
Waikoloa, HI 96738
Attention: Robert Wessels and Mark Jackson
Email: bob@ainalea.com and Markj@ainalea.com

With a copy to:	Richard P. Bernstein
Law Offices of Richard P. Bernstein
701 Howe Avenue, Suite G45
Sacramento, CA 95825
Fax No.: (916) 921-7712
Email: rbernstein@rpblegal.com

To Escrow:	Old Republic Title & Escrow of Hawaii, Ltd.
______________________________________________
______________________________________________
Attention: _________________________________
Email: ____________________________________

With a copy to:	______________________________________________
______________________________________________
______________________________________________
Attention: _________________________________
Email: ____________________________________

(e)    Headings. All Section headings in this Agreement are for convenience only. They are not a part of this Agreement and do not define, limit, extend, or describe the scope or intent of any provisions. Except as otherwise provided, references to “Sections” are to Sections of this Agreement.

397882

(f)    Definitions. The bolding, capitalizing of initial letters, and enclosing of a word or phrase in quotation marks in this Agreement means that word or phrase is defined by the surrounding text, as suggested by the context (each a “Defined Term”). Unless otherwise stated or logically required by the context, each use of a Defined Term with capitalized initial letters but without bolding and quotation marks incorporates the corresponding definition. An uncapitalized word or phrase is not a Defined Term and retains its common or legal term-of-art meaning, as applicable, notwithstanding that the word or phrase may contain the same text as a Defined Term.
(g)    Pronouns and Plurals. Whenever the context may require, any pronoun used in this Agreement includes the corresponding masculine, feminine, or neuter forms. The singular form of Defined Terms, nouns, pronouns, and verbs include the plural, and vice versa.
(h)    Further Action. The Parties will execute and deliver all documents, provide all information, and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.
(i)    Assignment and Delegation. Neither Aina Le‘a nor Escrow may assign this Agreement, delegate any duty under this Agreement, or assign any right under this Agreement, and any attempt to do so will be void.
(j)    Binding Effect. This Agreement binds and inures to the benefit of the Parties and their successors, legal representatives, and permitted assignees.
(k)    Integration of Entire Agreement. This Agreement is the final, entire agreement among the Parties pertaining to the subject matter of this Agreement, and supersedes all prior agreements and understandings pertaining to this Agreement. All recitals (i.e., the background information provided after the opening paragraph of this Agreement), Exhibits, and Schedules (if any) referenced in this Agreement are a part of this Agreement.
(l)    Waiver. A failure by Bridge to require strict performance of any provision of this Agreement, or to exercise any right or remedy arising because of a breach, is not a waiver of such breach or any other covenant, duty, agreement, or condition. Any extension or waiver by Bridge of any provision in this Agreement will be valid only if set forth in a writing signed by Bridge.
(m)    Amendment. This Agreement may not be amended or modified except by a written instrument executed by all of the Parties who would be affected by the amendment.
(n)    Severability. If any provision of this Agreement is determined to be invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of such provision in every other respect and the remaining provisions

397882

of this Agreement will not, at the election of the Party for whose benefit the provision exists, be in any way impaired.
(o)    Applicable Law. The Parties intend for this Agreement to be governed by and interpreted according to the internal laws of the State of Hawaii, without regard to the principles of conflicts of law.
(p)    Disputes. The Parties will bring all actions in law, equity, or otherwise arising under this Agreement, or related to the transactions contemplated in this Agreement, exclusively in the federal or state courts of Hawaii, and in no other jurisdiction or venue. Each Party consents to the jurisdiction of such courts.
(q)    Attorneys’ Fees and Costs. If any Party institutes a lawsuit of any nature in connection with any controversy arising out of this Agreement, or to interpret or enforce any rights under this Agreement, the prevailing Party may recover all expenses it incurs in enforcing this Agreement, including but not limited to attorneys’ fees and costs. Any judgment or order entered in such lawsuit will contain a specific provision providing for the recovery of attorneys’ fees and costs incurred in enforcing such judgment and an award of prejudgment interest from the date of the breach at the maximum rate of interest allowed by law. The prevailing Party will be determined by the court based on an assessment of which Party’s major arguments made or positions taken in the proceedings could fairly be said to have prevailed over the other Party’s major arguments or positions on major disputed issues.
(r)    Further Representation. Each Party acknowledges and represents that it (1) was represented by its own legal counsel in the negotiation and execution of this Agreement, (2) had the opportunity to seek advice regarding its legal rights from such counsel, and (3) is not relying on any representation or statement made by any other Party or any other Party’s legal counsel in entering into this Agreement.
(s)    Drafting. This Agreement is the result of negotiation between sophisticated parties. No provision of this Agreement may be interpreted for or against any Party on the basis that it drafted such provision, and no presumption or burden of proof may arise disfavoring or favoring any Party because of the authorship of any of the provisions of this Agreement.
(t)    Waiver.  Except as otherwise expressly and explicitly provided in this Agreement, the rights and remedies of the Parties under this Agreement are cumulative and not alternative. Any waiver of the terms, conditions, or provisions of this Agreement or a Party’s rights or remedies under this Agreement must be in writing to be effective and will be limited to the instance for which such waiver was issued unless expressed otherwise in writing signed by the Party providing the waiver.  Failure, neglect, or delay by a Party to enforce the terms, conditions, or provisions of this Agreement or such Party’s rights or remedies at any time will not be construed as a waiver of such Party’s rights under this Agreement and will not in any way affect the validity of the whole or any part of this Agreement or prejudice such Party’s right to take any

397882

subsequent action.  No exercise or enforcement by any Party of that Party’s rights or remedies under this Agreement will preclude the enforcement by such Party of any of its other rights or remedies that are available under this Agreement or by law.
(u)    Counterparts. The Parties and their signatories may separately execute this Agreement in counterparts, all of which together will be an agreement binding on all the Parties, notwithstanding that all Parties and signatories did not sign the original or the same counterpart. Signature pages may be delivered personally or by facsimile, email, or certified or registered mail.
Signature page follows.

397882

Each Party is executing this Agreement effective as of the Effective Date.

Bridge Aina Le‘a, LLC		Aina Le‘a, Inc.

By:		By:
	John Baldwin	Printed Name:
As:	Manager	As:

Old Republic Title & Escrow of Hawaii, Ltd.

By:
Printed Name:
As:

397882
Signature page to Road/Intersection Escrow Agreement

Exhibit A
to Road/Intersection Escrow Agreement
Form of Conditional Lien Waivers for Monthly Progress Payments
(attached)

397882

INTERIM LIEN WAIVER AND RELEASE
To:     _________________________________
_________________________________
_________________________________

_________________________________
_________________________________
_________________________________

_________________________________
_________________________________
_________________________________
The foregoing parties and all of their respective successors, assigns, stockholders, subsidiaries, affiliates, employees, officers, directors, participants, agents, representatives, and attorneys are hereinafter referred to as the “Concerned Parties”.

“Project”:
Road/Intersection at Queen Kaahumanu Highway on the Island of Hawaii, located at the eastern boundary of the real-property parcels designated as Lot A-1-A, TMK (3) 6-8-001-040 and Lot B-1-A, TMK (3) 6-8-001-038.

“Contract”:	Construction Agreement dated as of __________________________, 201__, entered into by and between Aina Le‘a, Inc. as the “Owner” therein, and E.M. Rivera and Sons, Inc., as the “Contractor” therein.
The undersigned certifies with respect to the Project that:
(a)    The undersigned has received payment in full for all labor, materials, services and equipment furnished by the undersigned up to and including the Effective Date of Certification set forth hereinbelow, with the sole exception of amounts for the Amount of Retention and Progress Payment Now Due set forth hereinbelow.
(b)    The undersigned hereby unconditionally releases the Concerned Parties, all sureties, the real property on which the Project is situated, all improvements constructed on said real property, and any undisbursed loan proceeds applicable to the Project, from and on account of any and all claims, demands, damages, actions, causes of action, equitable, statutory and other liabilities, liens and lien rights (including, without limitation, mechanics’ and materialmen’s liens and lien rights under Chapter 507 of the Hawaii Revised Statutes, as amended) which the undersigned has or may have in the future, which may be based upon, related to, and/or connected in any way with the Project or the labor, materials, services, or equipment furnished by the undersigned or its subcontractors or material suppliers under the Contract or any other agreement or arrangement, written or oral, up to and including said Effective Date of Certification. With respect to said Progress Payment Now Due, this release is conditional and will be effective with respect to said Progress Payment Now Due only upon payment of the same

397882

to the undersigned. This release will not be effective as to the Amount of Retention set forth hereinbelow until said Amount of Retention is paid.
(c)    The undersigned certifies that the wages and fringe benefits of personnel on its payroll, including, without limitation, any and all contributions to pension and other employee benefit funds that the undersigned is required to make under state or federal law or under the terms of any collective bargaining agreements or other agreements to which the undersigned is a party, have been fully paid by the undersigned.
(d)    Except as otherwise disclosed herein, all suppliers of labor, materials, services, or equipment to the undersigned with respect to the Project have been paid in full for all materials, services, equipment, or labor furnished under the Contract or any other agreement or arrangement, written or oral, up to and including said Effective Date of Certification, less applicable retentions as noted on the attachments hereto, or will be paid promptly therefor with the proceeds of any disbursement received by the undersigned for that purpose.
(e)    The persons or firms listed on Schedule 1 attached hereto and by reference incorporated herein, constitute all of the persons or firms who have furnished labor, materials, services, or equipment to the undersigned with respect to the Project, except suppliers who have submitted to the Concerned Parties releases for past and future claims on the Project. The undersigned understands that lien releases executed by the persons or firms listed on Schedule 1 must be submitted prior to payment being made to the undersigned.
(f)    The undersigned is verifying payments due to the undersigned under the Contract and all other agreements and arrangements, written or oral, to enable the Concerned Parties to determine all costs of construction and to assure themselves that available funds are sufficient to complete the construction of said improvements. The undersigned understands and agrees that the Concerned Parties will rely on the correctness of the information herein provided.
(g)    If any claim of a lien is made or a lien is filed arising out of or in connection with labor, services, materials, or equipment furnished by the undersigned, its subcontractors, or materialmen, for which the undersigned has previously been paid, the undersigned will immediately discharge each of said liens, and if suit is filed as a result of any such lien, the undersigned agrees to defend, indemnify, and hold harmless the Concerned Parties from and against any and all costs, damages, and expenses, including, without limitation, court costs and attorneys’ fees, resulting from or incidental to any such suit.

(h)	Effective Date of Certification:
(i)	Current Contract Sum:	$
(j)	Total Amount Payable for Services Rendered	$
	through the Effective Date of Certification:	$
(k)	Amount of Retention [(j) x ___%]:	$
(l)	Total Amount Previously Received:	$
(m)	Progress Payment Now Due [(j) - ((k) + (l))]:	$
(n)	Approximate Percentage of Completion of Contract:	$

397882

The undersigned is executing this Interim Lien Waiver and Release as of date stated below the undersigned’s signature.

E.M. Rivera and Sons, Inc.

By: __________________________________
Printed Name: _________________________
As: __________________________________

397882

STATE OF HAWAII	)
	)	SS
COUNTY OF HAWAII	)

On this _________ day of ____________________, 201__, before me appeared _____________________________, to me personally known, who being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable in the capacity shown, having been duly authorized to execute such instrument in such capacity.

(seal)	Name:
Notary Public, State of Hawaii
_______ Judicial Circuit

My commission expires on: _____________

Notary Certification

Doc. Date: _________________________ # Pages: __________
_______________________________ _____________ Circuit
[Print Name of Notary]

(seal)	Document Description: Interim Lien Waiver and Release
____________________________________________________
Notary Signature Date

397882

Schedule 1
to Interim Lien Waiver and Release
Names of subcontractors or suppliers furnishing enclosed releases:

Firm	Total Amount Invoiced to Date	Total Amount Paid to Date
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________

Covering all labor and/or materials furnished us through _______________________, 201__.

397882

Exhibit B
to Road/Intersection Escrow Agreement
Form of Conditional Lien Waiver for Final Payment

a.	(attached)

397882

FINAL LIEN WAIVER AND RELEASE
To:     _________________________________
_________________________________
_________________________________

_________________________________
_________________________________
_________________________________

_________________________________
_________________________________
_________________________________

The foregoing parties and all of their respective successors, assigns, stockholders, subsidiaries, affiliates, employees, officers, directors, participants, agents, representatives, and attorneys are hereinafter referred to as the “Concerned Parties”.

“Project”:
Road/Intersection at Queen Kaahumanu Highway on the Island of Hawaii, located at the eastern boundary of the real-property parcels designated as Lot A-1-A, TMK (3) 6-8-001-040 and Lot B-1-A, TMK (3) 6-8-001-038.

“Contract”:	Construction Agreement dated as of __________________________, 201__, entered into by and between Aina Le‘a, Inc. as the “Owner” therein, and E.M. Rivera and Sons, Inc., as the “Contractor” therein.
The undersigned certifies with respect to the Project that:
(a)    The undersigned has received payment in full for all labor, materials, services and equipment furnished by the undersigned UNDER THE Contract, with the sole exception of the Final Payment Now due set forth hereinbelow.
(b)    The undersigned hereby unconditionally releases the Concerned Parties, all sureties, the real property on which the Project is situated, all improvements constructed on said real property, and any undisbursed loan proceeds applicable to the Project, from and on account of any and all claims, demands, damages, actions, causes of action, equitable, statutory and other liabilities, liens and lien rights (including, without limitation, mechanics’ and materialmen’s liens and lien rights under Chapter 507 of the Hawaii Revised Statutes, as amended) which the undersigned has or may have in the future, which may be based upon, related to, and/or connected in any way with the Project or the labor, materials, services, or equipment furnished by the undersigned or its subcontractors or material suppliers under the Contract or any other agreement or arrangement, written or oral; provided that with respect to said Final Payment Now Due, this release is conditional and will be effective with respect to said Final Payment Now Due only upon payment of the same to the undersigned.

397882

(c)    The undersigned certifies that the wages and fringe benefits of personnel on its payroll, including, without limitation, any and all contributions to pension and other employee benefit funds that the undersigned is required to make under state or federal law or under the terms of any collective bargaining agreements or other agreements to which the undersigned is a party, have been fully paid by the undersigned.
(d)    Except as otherwise disclosed herein, all suppliers of labor, materials, services, or equipment to the undersigned with respect to the Project have been paid in full for all materials, services, equipment, or labor furnished under the Contract or any other agreement or arrangement, written or oral, or will be paid promptly therefor with the proceeds of any disbursement received by the undersigned for that purpose.
(e)    The persons or firms listed on Schedule 1 attached hereto and by reference incorporated herein, constitute all of the persons or firms who have furnished labor, materials, services, or equipment to the undersigned with respect to the Project, except suppliers who have submitted to the Concerned Parties releases for past and future claims on the Project. The undersigned understands that lien releases executed by the persons or firms listed on Schedule 1 must be submitted prior to payment being made to the undersigned.
(f)    The undersigned is verifying payments due to the undersigned under the Contract and all other agreements and arrangements, written or oral, to enable the Concerned Parties to determine all costs of construction and to assure themselves that available funds are sufficient to complete the construction of said improvements. The undersigned understands and agrees that the Concerned Parties will rely on the correctness of the information herein provided.
(g)    In the event any claim of a lien is made or a lien is filed arising out of or in connection with labor, services, materials, or equipment furnished by the undersigned, its subcontractors or materialmen, for which the undersigned has previously been paid, the undersigned will immediately discharge each of said liens, and if suit is filed as a result of any such lien, the undersigned agrees to defend, indemnify, and hold harmless the Concerned Parties from and against any and all costs, damages, and expenses, including, without limitation, court costs and attorneys’ fees, resulting from or incidental to any such suit.

(h)	Total Amount Payable for Services Rendered
	in Connection with the Project:	$
(i)	Total Amount Previously Received:	$
(j)	Final Payment Now Due:	$
(k)	Percentage of Completion of Contract:	100%

Signature page follows.

397882

The undersigned is executing this Final Lien Waiver and Release as of the date stated below the undersigned’s signature.

E.M. Rivera and Sons, Inc.

By: __________________________________
Printed Name: _________________________
As: __________________________________
Date: _________________________________

STATE OF HAWAII	)
	)	SS
COUNTY OF HAWAII	)

On this _________ day of ____________________, 201__, before me appeared _____________________________, to me personally known, who being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable in the capacity shown, having been duly authorized to execute such instrument in such capacity.

(seal)	Name:
Notary Public, State of Hawaii
_______ Judicial Circuit

My commission expires on: _____________

Notary Certification

Doc. Date: _________________________ # Pages: __________
_______________________________ _____________ Circuit
[Print Name of Notary]

(seal)	Document Description: Final Lien Waiver and Release
____________________________________________________
Notary Signature Date

397882

Schedule 1
to Final Lien Waiver and Release
Names of subcontractors or suppliers furnishing enclosed releases:

Firm	Total Amount Invoiced to Date	Total Amount Paid to Date
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________
______________________________________	_______________	_______________

Covering all labor and/or materials furnished us through _______________________, 201__.

397882

LAND COURT	REGULAR SYSTEM
Bays Lung Rose & Holma [BWH] 700 Bishop St., Ste. 900 Honolulu, Hawai’i 96813 Telephone: (808) 523-9000
TITLE OF DOCUMENT: LIMITED WARRANTY DEED

PARTIES TO DOCUMENT:

“Grantor”: Bridge Aina Le‘a, LLC, a Hawaii limited liability company, with a mailing address of P.O. Box 10001, pmb 29, Saipan, MP 96950

“Grantee”: Aina Le‘a, Inc., a Delaware corporation, with a mailing address of 201 Waikoloa Beach Drive, #2F17, Waikoloa, Hawai‘i 96738

Tax Map Key Nos.: (3) 6-8-001-038; and (3) 6-8-001-039	This document contains ___ pages.

“Effective Date”: _____________, 20__.

356505

Grantor, in consideration of $10.00 and other good and valuable consideration paid by Grantee to Grantor, grants, bargains, sells, and conveys to Grantee, as tenant in severalty, absolutely and in fee simple, the real property described in Exhibit A attached to and made part of this instrument (“Real Property”).
Grantor covenants and agrees with Grantee that: (a) Grantor is lawfully seized in fee simple of the Real Property; (b) Grantor’s title to the Real Property is free and clear of and from all encumbrances except any lien of real-property taxes not yet by law required to be paid and those set forth in Exhibit A; (c) Grantor has good right to sell and convey the Real Property; and (d) Grantor will warrant and defend the same unto Grantee against the lawful claims and demands of all persons claiming by, through, or under Grantor, except as aforesaid.
Except for the limited warranty of title made herein, Grantee warrants, acknowledges, and agrees with Grantor that the Real Property is conveyed by Grantor to Grantee in its “AS-IS, WHERE IS” condition “WITH ALL FAULTS” and defects, and with knowledge of the conditions disclosed by Grantor or discovered during Grantee’s inspection of the Real Property.
Grantee understands and agrees that the Real Property is conveyed by Grantor to Grantee without any warranties, representations, or guarantees, either express or implied, as to its condition, fitness for any particular purpose, merchantability, or any other warranty of any kind, nature, or type whatsoever from or on behalf of Grantor.  Grantor specifically disclaims any warranty, guaranty, or representation, oral or written, past or present, express or implied, concerning: (a) the value, nature, quality or condition of the Real Property, including, without limitation, the water, structural integrity, soil, and geology; (b) the income to be derived from the Real Property; (c) the suitability of the Real Property for any and all activities and uses which Grantee may conduct on the Real Property, including the possibilities for future development of the Real Property; (d) the compliance of or by the Real Property or its operation with any laws, rules, ordinances, or regulations of any applicable governmental authority or body; (e) the habitability, merchantability, marketability, profitability, or fitness for a particular purpose of the Real Property; (f) the manner or quality of the construction or materials, if any, incorporated into the Real Property; (g) the manner, quality, state of repair, or lack of repair of the Real Property; (h) the presence or absence of hazardous materials at, on, under, or adjacent to the Real Property or any other environmental matter or condition of the Real Property; and (i) any other matter with respect to the Real Property.
Grantee acknowledges and agrees that, any information provided by or on behalf of Grantor with respect to the Real Property was obtained from a variety of sources and that Grantor has not made any independent investigation or verification of such information and makes no representations as to the accuracy or completeness of such information.  Grantor is not liable or bound in any manner by any oral or written statements, representations, or information pertaining to the Real Property, or the operation thereof, furnished by any real-estate broker or affiliate or other person except for the express limited warranty of title set forth in this instrument.  Grantee further acknowledges and agrees that Grantee is a sophisticated and experienced purchaser of properties such as the Real Property and has been duly represented by

356505

counsel in connection with the negotiation of this instrument.  Grantee acknowledges and agrees that Grantor has made no agreement to alter, repair, or improve any of the Real Property.
Grantee accepts all risks and liabilities associated with the condition of the Real Property, and waives and relinquishes all claims and demands against Grantor relating thereto. The terms of these “AS IS” provisions will survive closing of the sale of the Real Property to Grantee and recordation of this instrument.
The terms “Grantor” and “Grantee” include the masculine or feminine, the singular or plural number, individuals, associations, trustees, partnerships, or corporations, and their and each of their respective successors in interest, heirs, personal representatives, and permitted assigns, according to the context. If this instrument is signed by two or more Grantors or by two or more Grantees, all covenants of such parties will for all purposes be joint and several.
This instrument may be executed in any number of counterparts, each of which will be deemed an original, but all of which constitute one and the same instrument, binding all of the parties hereto, notwithstanding all of the parties are not signatory to the original or the same counterpart. For all purposes, including, without limitation, recordation, filing and delivery of this instrument, duplicate unexecuted and unacknowledged pages of the counterparts may be discarded and the remaining pages assembled as one document.
Signature page follows.

356505

Grantor and Grantee are executing this instrument effective as of the Effective Date.

Bridge Aina Le‘a, LLC
By:
John Baldwin
As:	Manager

Aina Le‘a, Inc.
By:
Printed Name:
As:

Signature page to Limited Warranty Deed

356505

STATE OF HAWAII	)
	)	SS.
CITY AND COUNTY OF HONOLULU	)

On this _________ day of ____________________, 201___, before me appeared _____________________________, to me personally known, who being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable in the capacities shown, having been duly authorized to executed such instrument in such capacities.

(seal)	Name:
Notary Public, State of Hawaii
Judicial Circuit

My commission expires on:

Notary Certification

	Doc. Date:		# Pages:
Circuit
[Print Name of Notary]

(seal)	Doc. Description: Limited Warranty Deed

	Notary Signature			Date

356505

STATE OF HAWAII	)
	)	SS.
CITY AND COUNTY OF HONOLULU	)

On this _________ day of ____________________, 201___, before me appeared _____________________________, to me personally known, who being by me duly sworn or affirmed, did say that such person executed the foregoing instrument as the free act and deed of such person, and if applicable in the capacities shown, having been duly authorized to executed such instrument in such capacities.

(seal)	Name:
Notary Public, State of Hawaii
Judicial Circuit

My commission expires on:

Notary Certification

	Doc. Date:		# Pages:
Circuit
[Print Name of Notary]

(seal)	Doc. Description: Limited Warranty Deed

	Notary Signature			Date

356505

Exhibit A
to Limited Warranty Deed

Description of Real Property

(to be attached)

356505